                                                                    EXHIBIT 10.1

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                                 LOAN AGREEMENT


                          Dated as of October 30, 1998


                                    Between


                         Borrowers (as defined herein)


                                      And


                      THE CAPITAL COMPANY OF AMERICA LLC,
                                   as Lender


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                               TABLE OF CONTENTS

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I    DEFINITIONS; PRINCIPLES OF CONSTRUCTION                                          1
     1.1   Specific Definitions                                                       1
     1.2   Index of Other Definitions                                                18
     1.3   Principles of Construction                                                19

II   THE LOAN                                                                        20
     2.1   The Loan                                                                  20
           2.1.1   Commitment                                                        20
           2.1.2   Note                                                              20
           2.1.3   Use of Loan Proceeds                                              21
     2.2   Conditions Applicable to All Advances                                     21
           2.2.1   Facility Amount                                                   21
           2.2.2   No Default                                                        21
           2.2.3   Collateral Property Requirements                                  21
           2.2.4   Expenses                                                          21
           2.2.5   New Collateral Property                                           21
           2.2.6   Number of Closings                                                21
     2.3   [Reserved]                                                                21
     2.4   [Reserved]                                                                21
     2.5   Conditions Precedent to Designation of a Collateral Property              22
           2.5.1   First Mortgage                                                    22
           2.5.2   Second Mortgage                                                   22
           2.5.3   Title Insurance                                                   22
           2.5.4   Environmental Audit                                               22
           2.5.5   Insurance                                                         23
           2.5.6   Operating Statements; Budgets                                     23
           2.5.7   Searches                                                          23
           2.5.8   Survey                                                            23
           2.5.9   Management                                                        23
           2.5.10  Leases and Material Contracts                                     23
           2.5.11  Tenant Estoppels and SNDA's                                       24
           2.5.12  Property Condition Report                                         24
           2.5.13  Appraisal                                                         24
           2.5.14  Zoning Compliance, Etc.                                           24
           2.5.15  Recording Taxes                                                   24
           2.5.16  Perfection of Security Interests                                  24
           2.5.17  Opinions                                                          24
           2.5.18  Ground Lease                                                      25
           2.5.19  REA                                                               25
           2.5.20  Reserves and Escrows                                              25
           2.5.21  Rent Roll                                                         25
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           2.5.22  Further Documents                                                 25
           2.5.23  Approval                                                          25
           2.5.24  Expenses                                                          25
           2.5.25  Effective Date                                                    25
           2.5.26  Additional Properties                                             26
     2.6   Substitution of Collateral Properties                                     26

III  INTEREST; PAYMENTS                                                              29
     3.1   Interest; Monthly Payments                                                29
           3.1.1   Generally                                                         29
           3.1.2                                                                     29
           3.1.3   Property Cash Flow Allocation                                     29
           3.1.4   Default Rate                                                      30
     3.2   Loan Repayment                                                            30
           3.2.1   Repayment                                                         30
           3.2.2   Mandatory Prepayments                                             31
     3.3   Release of Property                                                       31
           3.3.1   Release of Individual Properties                                  31
           3.3.2   Release on Payment in Full                                        33
           3.3.3   Release Documents                                                 33
     3.4   Payments and Computations                                                 33
           3.4.1   Making of Payments                                                33
           3.4.2   Computations                                                      33
           3.4.3   Late Payment Charge                                               33
     3.5   Special Cash Management Termination                                       34
     3.6   [Reserved]                                                                34
     3.7   Fees                                                                      34
           3.7.1   Draw Fee                                                          34
           3.7.2   Authorization                                                     34
     3.8   Taxes                                                                     35
     3.9   Breakage Indemnity                                                        35

IV   CASH MANAGEMENT; ESCROWS AND RESERVES                                           36
     4.1   Cash Management Arrangements                                              36
     4.2   Required Repairs; Required Repair Funds                                   36
           4.2.1   Required Repairs                                                  36
           4.2.2   Release of Required Repair Funds                                  37
           4.2.3   Repair Fund L/C                                                   37
     4.3   Tax and Insurance Escrow Fund                                             38
     4.4   Replacement Reserves                                                      39
           4.4.1   Replacement Reserve Fund                                          39
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           4.4.2   Payment of Replacement Expenses                                   39
     4.5   Rollover Reserves                                                         40
           4.5.1   Rollover Reserve Fund                                             40
           4.5.2   Payment of Leasing Expenses                                       40
     4.6   Ground Rent Escrow                                                        41
           4.6.1   Ground Rent Escrow Fund                                           41
     4.7   Operating Expense Reserves                                                41
           4.7.1   Operating Expense Reserve Fund                                    41
           4.7.2   Payment of Approved Operating Expenses                            42
     4.8   Casualty/Condemnation Fund                                                42
     4.9   Security Deposits                                                         42
           4.10    Grant of Security Interest; Application of Funds                  43
           4.11    Investments of Funds                                              43
           4.12    UNOI Letter of Credit                                             44
           4.13    Oakridge Option Fund                                              44
           4.14    Cash Collateral Fund                                              46
           4.15    Regal Reserve Fund                                                46
           4.16    Environmental Fund                                                47
           4.17    Parkway Reserve #2 Fund                                           48

V    REPRESENTATIONS AND WARRANTIES                                                  49
     5.1   Borrower Representations                                                  49
           5.1.1   Organization; Special Purpose                                     49
           5.1.2   Proceedings; Enforceability                                       49
           5.1.3   No Conflicts                                                      49
           5.1.4   Litigation                                                        49
           5.1.5   Agreements                                                        50
           5.1.6   Title                                                             50
           5.1.7   Survey                                                            50
           5.1.8   No Bankruptcy Filing                                              50
           5.1.9   Full and Accurate Disclosure                                      50
           5.1.10  No Plan Assets                                                    51
           5.1.11  Compliance                                                        51
           5.1.12  Contracts                                                         51
           5.1.13  Financial Information                                             51
           5.1.14  Condemnation                                                      51
           5.1.15  Federal Reserve Regulations                                       51
           5.1.16  Utilities and Public Access                                       52
           5.1.17  Not a Foreign Person                                              52
           5.1.18  Separate Lots                                                     52
           5.1.19  Assessments                                                       52
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           5.1.20  Enforceability                                                    52
           5.1.21  Insurance                                                         52
           5.1.22  Use of Property; Licenses                                         52
           5.1.23  Flood Zone                                                        52
           5.1.24  Physical Condition                                                52
           5.1.25  Encroachments                                                     53
           5.1.26  Leases                                                            53
           5.1.27  Filing and Recording Taxes                                        54
           5.1.28  Investment Company Act                                            54
           5.1.29  Fraudulent Transfer                                               54
           5.1.30  Ownership of Borrower                                             54
           5.1.31  Management Agreement                                              55
           5.1.32  Hazardous Substances                                              55
           5.1.33  Name; Principal Place of Business                                 55
           5.1.34  Subordinated Debt                                                 56
           5.1.35  Ground Lease                                                      56
           5.1.36  REA                                                               56
           5.1.37  Development Agreement                                             56
     5.2   Survival of Representations and Covenants                                 56

VI   AFFIRMATIVE COVENANTS                                                           57
     6.1   Existence                                                                 57
     6.2   Taxes and Other Charges                                                   57
     6.3   Repairs; Maintenance and Compliance                                       57
           6.3.1   Repairs and Maintenance                                           57
           6.3.2   Legal Compliance                                                  58
           6.3.3   Alterations                                                       58
     6.4   Litigation                                                                59
     6.5   Performance of Other Agreements                                           59
     6.6   Notices                                                                   59
     6.7   Cooperate in Legal Proceedings                                            60
     6.8   Further Assurances                                                        60
     6.9   Financial Reporting                                                       60
           6.9.1   Bookkeeping                                                       60
           6.9.2   Annual Reports                                                    60
           6.9.3   Monthly and Quarterly Reports                                     61
           6.9.4   Other Reports                                                     61
           6.9.5   Annual Budget                                                     61
           6.9.6   Delivery of Financial Information                                 62
     6.10  Environmental Matters                                                     62
           6.10.1  Hazardous Substances                                              62
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

           6.10.2   Environmental Monitoring                                         62
     6.11  Title to the Property                                                     64
     6.12  Leases                                                                    64
           6.12.1   Form of Lease                                                    64
           6.12.2   New and Renewal Leases                                           65
           6.12.3   Leasing Covenants                                                67
           6.12.4   Nondisturbance Agreements                                        67
           6.12.5   Reciprocal Easement Agreements                                   67
           6.12.6   Notice to Tenants                                                67
     6.13  Estoppel Statement                                                        67
     6.14  Property Management                                                       68
           6.14.1   Management Agreement                                             68
           6.14.2   Termination of Manager                                           68
           6.14.3   Manager's Subordination                                          68
     6.15  Special Purpose Bankruptcy Remote Entity                                  69
     6.16  Assumptions in Non-Consolidation Opinion                                  71
     6.17  Expenses                                                                  71
     6.18  Indemnity                                                                 71
     6.19  Third Party Reports                                                       73
     6.20  Schedule 7                                                                73
     6.21  Undelivered Documents                                                     73
     6.22  Parkway Plaza                                                             73

VII  NEGATIVE COVENANTS                                                              74
     7.1   Management Agreement                                                      74
     7.2   Liens                                                                     74
     7.3   Dissolution                                                               75
     7.4   Change In Business or Operation of Property                               75
     7.5   Debt Cancellation                                                         75
     7.6   Assets                                                                    75
     7.7   Transfers                                                                 75
     7.8   Debt                                                                      75
     7.9   Assignment of Rights                                                      75
     7.10  Principal Place of Business                                               75
     7.11  Corporate Organization                                                    75
     7.12  ERISA                                                                     76

VIII INSURANCE; CASUALTY; AND CONDEMNATION                                           76
     8.1   Insurance                                                                 76
           8.1.1   Coverage                                                          76
           8.1.2   Policies                                                          77
     8.2   Casualty                                                                  78
           8.2.1   Notice; Restoration                                               78
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           8.2.2   Settlement of Proceeds                                            78
     8.3   Condemnation                                                              78
           8.3.1   Notice; Restoration                                               78
           8.3.2   Collection of Award                                               79
     8.4   Application of Proceeds or Award                                          79
           8.4.1   Application to Restoration                                        79
           8.4.2   Application to Debt                                               79
           8.4.3   Procedure for Application to Restoration                          80
           8.4.4   Ground Lease; Anchor Lease                                        80

IX   DEFAULTS                                                                        80
     9.1   Events of Default                                                         80
     9.2   Remedies                                                                  83
           9.2.1   Acceleration                                                      83
           9.2.2   Remedies Cumulative                                               84
           9.2.3   Severance                                                         84
           9.2.4   Delay                                                             85
           9.2.5   Lender's Right to Perform                                         85

X    SPECIAL PROVISIONS                                                              85
     10.1  Sale of Note and Secondary Market Transaction                             85
           10.1.1  Cooperation                                                       85
           10.1.2  Use of Information                                                86
           10.1.3  Borrowers Obligations Regarding Disclosure Documents              87
           10.1.4  Borrowers Indemnity Regarding Filings                             88
           10.1.5  Indemnification Procedure                                         88
           10.1.6  Contribution                                                      88
           10.1.7  Rating Surveillance                                               89
           10.1.8  Floor on Coupon Rate                                              89

XI   MISCELLANEOUS                                                                   89
     11.1  Exculpation                                                               89
     11.2  Notices                                                                   91
           11.2.1 Borrowers' Agent                                                   91
     11.3  Brokers and Financial Advisors                                            91
     11.4  Retention of Servicer                                                     92
     11.5  Survival                                                                  92
     11.6  Lender's Discretion                                                       92
     11.7  Governing Law                                                             92
     11.8  Modification; Waiver in Writing                                           93
     11.9  Delay Not a Waiver                                                        93
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     11.10   TRIAL BY JURY                                                           94
     11.11   Headings                                                                94
     11.12   Severability                                                            94
     11.13   Preferences                                                             94
     11.14   Waiver of Notice                                                        94
     11.15   Remedies of Borrower                                                    94
     11.16   Prior Agreements                                                        95
     11.17   Offsets, Counterclaims and Defenses                                     95
     11.18   Publicity                                                               96
     11.19   No Usury                                                                96
     11.20   Conflict; Construction of Documents                                     96
     11.21   No Third Party Beneficiaries                                            97
     11.22   Yield Maintenance Premium                                               97
     11.23   Assignment                                                              97
     11.24   Liabilities Not Joint and Several                                       97
     11.25   Third Party Guaranties                                                  98
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SCHEDULES

Schedule 1 - Location of Property
Schedule 2 - Matters Regarding Representations
Schedule 3 - Initial Borrowers
Schedule 4 - Required Repairs
Schedule 5 - Organizational Chart
Schedule 6 - Monthly Replacement Deposit Amounts (Initial Borrowers)
Schedule 7 - Material Contracts
Schedule 8 - Description of Crestwood Alteration
Schedule 9 - Specified Agreements
Schedule 10 - Possible Additional Loan Properties
Schedule 11 - Undelivered Documents
Schedule 12 - Oakridge Option Agreement and Oakridge Subordinate Mortgage


EXHIBITS

Exhibit A - Form of Assumption of Loan Documents
Exhibit B-1 - Form of Manager Consent and Subordination (Westfield)
Exhibit B-2 - Form of Manager Consent and Subordination (other than Westfield) Exhibit C - Form of Subordination Nondisturbance and Attornment Agreement Exhibit D - Form of Notice to Tenants

                                 LOAN AGREEMENT


     LOAN AGREEMENT dated as of October 30, 1998 between the Borrowers (as hereinafter defined) and THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company (together with its successors and assigns, "LENDER").

 I   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
     ---------------------------------------

     1.1  SPECIFIC DEFINITIONS.  The following terms have the meanings set forth
          --------------------
below:

     "ACCEPTABLE APPRAISAL": an appraisal of a Collateral Property (or proposed Collateral Property) (i) dated not more than 180 days prior to the applicable Transaction Date, (ii) signed by a qualified MAI appraiser with no interest, direct or indirect, in the Loan or any Collateral Property, and whose compensation is not affected by the Appraised Value (and Lender agrees that as of the date hereof Landauer Associates, Inc. satisfies the foregoing criteria),
(iii) addressed to Lender and its successors and assigns, (iv) made in compliance with the requirements of the Federal National Mortgage Association Company or Federal Home Loan Mortgage Corporation, or any successor thereto, and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, and (v) otherwise reasonably satisfactory to Lender in all respects.

     "ADVANCE":  any portion of any Loan advanced by Lender.

     "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

     "ALLOCABLE SHARE": as to any Borrower: (i) with respect to Principal and interest thereon, 100% of such Borrower's Allocated Note Amount and 100% of the interest thereon, (ii) with respect to any Obligation relating solely to the Collateral Property owned by such Borrower, 100% and (iii) with respect to any other Obligation, subject to the provisions of Section 11.24, a fraction, the numerator of which is such Borrower's then Allocated Note Amount and the denominator of which is the then aggregate Allocated Note Amounts of all Borrowers.

     "ALLOCATED TITLE AMOUNT": with respect to any Collateral Property, 125% of the Appraised Value of such Collateral Property.

     "APPLICABLE DSCR":  1.35.

     "APPLICABLE RATING AGENCIES": means the Rating Agencies that have rated any Securities issued in connection with a Secondary Market Transaction.

     "APPRAISED VALUE": the fair market value of a Collateral Property (or proposed Collateral

Property) reflected in an Acceptable Appraisal.

     "APPROVED BANK" shall mean a bank whose long term unsecured debt obligations are rated at least "AA" by Standard & Poor's Rating Group.

     "APPROVED LEASING EXPENSES": expenses incurred by a Borrower in leasing space at such Borrower's Collateral Property pursuant to Leases entered into in accordance with the Loan Documents, including brokerage commissions, tenant improvements and other inducements, which expenses (i) are (A) specifically approved by Lender in connection with approving the applicable Lease, (B) incurred in the ordinary course of business and on market terms and conditions in connection with Leases which do not require Lender's approval under the Loan Documents, or (C) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed, and (ii) are substantiated by executed Lease documents and brokerage agreements.

     "APPROVED MANAGER": Westfield Management Company, a Delaware general partnership, or Westfield Management Acquisition, Inc., a Delaware corporation, or any other wholly owned subsidiary of Westfield Holdings Limited, or any successor or assignee of any of the foregoing, provided that each successor or assignee shall be (i) approved by Lender in Lender's reasonable discretion (unless such successor or assign is wholly owned, directly or indirectly, by Westfield Holdings Limited and evidence thereof reasonably satisfactory to Lender has been delivered to Lender prior to the change in Manager, in which case Lender's approval shall not be required) and (ii) after any Secondary Market Transaction, approved by each Rating Agency (provided that such Rating Agency approval shall not be necessary as to any Manager wholly owned, directly or indirectly, by Westfield Holdings Limited if each Rating Agency has received a nonconsolidation opinion as to such Manager from Debevoise & Plimpton or another law firm acceptable to the Rating Agencies in form and substance satisfactory to the Rating Agencies).

     "APPROVED OPERATING EXPENSES": Operating Expenses incurred by a Borrower which (i) are included in the approved Operating Budget for the Current Month for the Collateral Property owned by such Borrower, (ii) are for electric, gas, oil, water, sewer or other utility service to, or Management Fees for, such Collateral Property or (iii) have been approved by Lender, which approval shall not be unreasonably withheld or delayed.

     "APPROVED REPLACEMENT EXPENSES": Replacement Expenses incurred by a Borrower which (i) are included in the approved Replacement Budget for the Current Month for the Collateral Property owned by such Borrower or (ii) have been approved by Lender, which approval shall not be unreasonably withheld or delayed.

     "BLOCKED ACCOUNT AGREEMENTS": the respective Blocked Account Agreements among each Borrower, Lender and a Clearing Bank.

     "BORROWER":  any one of the Borrowers.

     "BORROWER REPRESENTATIVE": as to each Borrower, its general partner or managing member.

     "BORROWERS": collectively, the Initial Borrowers and each of the borrowers that becomes a signatory to this Agreement pursuant to Sections 2.1.2 and 2.5 hereof, and their permitted successors and assigns.

     "BORROWERS' AGENT": Westfield Management Company, a Delaware general partnership.

     "BUSINESS DAY":  means any day other than (i) a Saturday or a Sunday, and
(ii) a day on which federally insured depository institutions in New York, New York or San Francisco, California are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

     "CASH MANAGEMENT EVENT": (i) either (A) an Event of Default occurs or (B) the Debt Service Coverage Ratio at any time is less than 1.15 and (ii) the giving by Lender to the Clearing Bank(s) of notice of such occurrence (a "CASH MANAGEMENT NOTICE").

     "CASH MANAGEMENT FEE": the fees charged from time to time by the Deposit Bank during the continuance of a Cash Management Event in accordance with the Cash Management Agreement.

     "CASH MANAGEMENT TERMINATION":   the giving by Lender to the Clearing
Bank(s) of notice that the sweeping of funds into the Deposit Account may cease (a "CASH MANAGEMENT TERMINATION NOTICE"), which notice Lender shall only be required to give if (i) the Loans, and all other obligations under the Loan Documents have been repaid in full, or (ii) for twelve consecutive months after the cure of the last Cash Management Event to have occurred, (x) there has occurred no other Cash Management Event, (y) no Event of Default has occurred and is continuing and (z) the Debt Service Coverage Ratio has been 1.20 or higher, or (iii) Lender is obligated to give such notice pursuant to Section 3.5(b).

     "CODE": the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "COLLATERAL POOL": at any time, all of the Collateral Properties.

     "COLLATERAL PROPERTY": as of any date, any Retail Property that is subject to the Lien of a Mortgage on such date and that satisfied the conditions set forth in Section 2.6 at the time such Retail Property first became a Collateral Property.

     "CONTROL": with respect to any Person, either (i) ownership directly or through other entities of more than 50% of all beneficial equity interest in such Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

     "CORE PROPERTY": a Collateral Property which Lender has determined satisfies all of the conditions set forth in clause (A), clause (B) or clause
(C) of this definition.

          A: (i) at least 90% of the gross leaseable area of all "in-line" stores at such Collateral Property is leased and occupied by tenants; (ii) the average tenant sales at "in-line" stores at such Collateral Property for tenants who have been in occupancy and paying full rent for at least 12 consecutive months exceeded $275 per square foot of gross leaseable area during the then most recent 12-month period; (iii) fixed and additional rents payable by the tenants at "in-line" stores at such Collateral Property were, in the aggregate, less than 15% of the aggregate annual tenants' sales at such Collateral Property during such 12-month period; and
     (iv) such Collateral Property has at least three "anchor" tenants (which term includes anchor stores which own their own pads) who are in occupancy and not in default under their leases or any REA affecting such Collateral Property.

          B: (i) at least 90% of the gross leaseable area of all "in-line" stores at such Collateral Property is leased and occupied by tenants; (ii) the average tenant sales at "in-line" stores at such Collateral Property for tenants who have been in occupancy and paying full rent for at least 12 consecutive months exceeded $300 per square foot of gross leaseable area during the then most recent 12-month period; (iii) fixed and additional rents payable by the tenants at "in-line" stores at such Collateral Property were, in the aggregate, less than 16.5% of the aggregate annual tenants' sales at such Collateral Property during such 12-month period; and
     (iv) such Collateral Property has at least three "anchor" tenants (which term includes anchor stores which own their own pads) who are in occupancy and not in default under their leases or any REA affecting such Collateral Property.

          C: (i) at least 85% of the gross leaseable area of all "in-line" stores at such Collateral Property is leased and occupied by tenants; (ii) the average tenant sales at "in-line" stores at such Collateral Property for tenants who have been in occupancy and paying full rent for at least 12 consecutive months exceeded $300 per square foot of gross leaseable area during the then most recent 12-month period; (iii) fixed and additional rents payable by the tenants at "in-line" stores at such Collateral Property were, in the aggregate, less than 15% of the aggregate annual tenants' sales at such Collateral Property during such 12-month period; and
     (iv) such Collateral Property has at least three "anchor" tenants (which term includes anchor stores which own their own pads) who are in occupancy and not in default under their leases or any REA affecting such Collateral Property.

     "COUPON DIFFERENTIAL AMOUNT": as to any partial prepayment of Principal, an amount, determined immediately following such prepayment and after taking into account the retirement of any Securities from the proceeds of such prepayment, equal to the product of (x) the aggregate outstanding principal balance of the Loans immediately following such prepayment, times (y) the amount, if any, by which (i) the weighted average coupon rate on all Securities then issued and outstanding immediately following such prepayment, exceeds (ii) LIBOR plus the Margin.

     "CURRENT MONTH": as of any date of determination, the then current calendar month.

     "DEBT": the unpaid Principal, all interest accrued and unpaid thereon, any Yield Maintenance Premium and all other sums due to Lender in respect of the Loan, or under any Loan Document.

     "DEBT SERVICE": with respect to any particular period, the scheduled interest payments due under the Note in such period.

     "DEBT SERVICE CONSTANT": for any period, the greater of (i) 9.25% and (ii) the Interest Rate as of the last day of such period.

     "DEBT SERVICE COVERAGE RATIO": as of any date, the ratio calculated by Lender of (i) the Underwritten Net Operating Income for the 12-month period ending with the most recently completed calendar month to (ii) the product of
(A) the aggregate outstanding Principal balance of the Loans as of the end of such period multiplied by (B) the Debt Service Constant.

     "DEFAULT": the occurrence of any event under any Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "DEFAULT RATE": prior to the Stated Maturity Date: a rate per annum equal to the lesser of (i) the Maximum Rate and (ii) 5% above the Interest Rate, compounded monthly; from and after the Stated Maturity Date: a rate per annum equal to the lesser of (i) the Maximum Rate and (ii) 10% above the Interest Rate, compounded monthly.

     "DEPOSIT BANK": LaSalle National Bank, or such other bank or depository selected by Lender in its sole discretion, which holds and disburses Funds and other deposits required hereunder.

     "DETERMINATION DATE": with respect to any Interest Period, the date which is two Eurodollar Business Days prior to the commencement of such Interest Period.

     "ELIGIBLE ACCOUNT": either (i) an account or accounts (A) maintained with a depository institution or trust company, the short term unsecured debt obligations or commercial paper of which are rated at least A-1+ (or equivalent) by the applicable Rating Agency in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least AA (or equivalent) by the applicable Rating Agency) or (B) as to which Lender has received a Rating Comfort Letter from each of the applicable Rating Agencies with respect to holding funds in such account or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations similar to 12 C.F.R. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to federal and state authority, or any other with respect to which Lender has received a Rating Comfort Letter.

     "ENVIRONMENTAL EVENT" means, with respect to any Collateral Property, (a) a violation of any Environmental Law with respect to such Collateral Property, or
(b) the presence of any Hazardous Substance on, about, or under such Collateral Property that, under or pursuant to any Environmental Law, would require remediation, if in the case of either (a) or (b), such event or circumstance could result in a material adverse affect on the value or operations of such Collateral Property.

     "ERISA": the Employment Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

     "ERISA AFFILIATE": all members of a controlled group of corporations and all trades and business (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under any or all of Section 414(b), (c), (m) or (o) of the Code.

     "EURODOLLAR BUSINESS DAY": any day other than a Saturday, Sunday or other day on which banks in the City of London, England are closed for interbank or foreign exchange transactions.

     "FACILITY AMOUNT":  an amount determined by Lender equal to the least of
(i) the amount obtained by dividing (A) the Underwritten Net Operating Income for the Collateral Pool as of the Funding Date in question by (B) the Debt Service Constant as of the Funding Date, and by (C) 1.35, (ii) 60% of the Appraised Value of the Collateral Pool as of the Funding Date in question, and
(iii) $850,000,000.

     "FASIT": Financial Asset Securitization Investment Trust within the meaning of Sec tion 860L(a)(1) of the Code.

     "FISCAL YEAR": each twelve month period commencing on January 1 and ending on December 31 during each year of the Term.

     "FUNDING DATE": the date on which any Advance is made by Lender.

     "FUNDING TERMINATION DATE":  November 30, 1998.

     "GAAP": generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

     "GOVERNMENTAL AUTHORITY": any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) now or hereafter in existence.

     "GROUND LEASE": any lease defined as a "Ground Lease" in any Mortgage.

     "GROUND LESSOR":  a lessor under a Qualified Ground Lease.

     "GROUND RENT": with respect to any Ground Lease, all ground rents, square footage rents, percentage rents or any other payments or rents owing by a Borrower under such Ground Lease.

     "INDEPENDENT DIRECTOR": as to any Borrower, an individual selected by such Borrower and reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment as a director, does not thereafter become and shall not have been at any time during the preceding five years (i) a shareholder/partner/member of, or an officer or employee of, such Borrower or any of its shareholders, subsidiaries or Affiliates, (ii) a director of any shareholder, subsidiary or Affiliate of such Borrower other than such Borrower's Borrower Representative, (iii) a customer of, or supplier to, such Borrower or any of its shareholders, subsidiaries or Affiliates, (iv) a Person who Controls any such shareholder, supplier or customer, or (v) a member of the immediate family of any such shareholder/director/partner/member, officer, employee, supplier or customer or of any other director of such Borrower's Borrower Representative.

     "INITIAL BORROWERS": the Borrowers identified on Schedule 3 hereto.

     "INITIAL MORTGAGES": collectively, the first and second Mortgages executed by each of the Initial Borrowers, each Initial Borrower having executed a first and second Mortgage encumbering the Initial Property owned by such Initial Borrower.

     "INITIAL PROPERTIES": collectively, the Collateral Properties encumbered by the Initial Mortgages, the locations of which are identified on Schedule 1.
                                                                ----------

     "INTEREST PERIOD": (i) the period from the date of the First Advance through the first day thereafter that is an Interest Period Termination Date and
(ii) each period thereafter from an Interest Period Commencement Date through an Interest Period Termination Date; except that the Interest Period, if any, that would otherwise commence before and end after the Maturity Date shall end on the Maturity Date.

     "INTEREST PERIOD COMMENCEMENT DATE": the 11th day of each calendar month; provided, however, that if the Payment Date is changed by Lender pursuant to the
--------  -------
definition thereof, Lender may adjust this definition accordingly.

     "INTEREST PERIOD TERMINATION DATE": the 10th day of each calendar month (notwithstanding that the succeeding Payment Date may not be an Interest Period Commencement Date because the day after such Interest Period Termination Date is not a Business Day); provided, however, that if the Payment Date is changed by
                     --------  -------
Lender pursuant to the definition thereof, lender may adjust this definition accordingly.

     "INTEREST RATE": for any Interest Period, the lesser of (A) LIBOR for such Interest Period plus the Margin and (B) the Maximum Rate (or, when applicable pursuant to this Agreement or any other Loan Document, the Default Rate).

     "JURISDICTIONALLY CAPPED SECOND MORTGAGE": any second Mortgage executed and delivered pursuant to Section 2.5.2 hereof which encumbers a Collateral Property located in a state which requires the payment of mortgage recording tax in excess of $25,000 in order to record such second Mortgage.

     "LEASE ROLLOVER NUMBER": as to any calendar year, the aggregate number of square feet of gross leaseable area in the Improvements in the Collateral Pool that are covered by leases the expiration dates of which (after taking into account all renewals and extensions that have been unconditionally exercised as of the date in question) are scheduled to occur in such calendar year.

     "LEASE ROLLOVER PERCENTAGE": as to any calendar year, a fraction, expressed as a percentage, the numerator of which is the Lease Rollover Number for such calendar year and the denominator of which is the aggregate number of square feet of gross leaseable area of all Improvements in the Collateral Pool.

     "LEASEHOLD ESTATE": the leasehold interest and estate of Borrower created pursuant to a Ground Lease.

     "LEASES": all leases and other agreements existing on the date hereof or hereafter entered into affecting the use, or occupancy of, or the conduct of any activity upon or in, any Collateral Property or any Improvements thereon, including any extensions, renewals, modifications or amendments thereof, but excluding (i) reciprocal easement and operating agreements and (ii) subleases where the sublessee is not in privity with a Borrower.

     "LEGAL REQUIREMENTS": statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of, or agreements (including the Specified Agreements) with, Governmental Authorities affecting all or part of any Collateral Property, any Ground Lease or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to any Borrower, at any time in force affecting all or part of any Collateral Property, including any that may (i) require repairs, modifications or alterations in or to all or part of any Collateral Property, or (ii) in any way limit the use and enjoyment thereof.

     "LETTER OF CREDIT" shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic Approved Bank or the U.S. agency or branch of a foreign Approved Bank, or if there are no domestic banks or financial institutions which qualify as an Approved Bank or U.S. agencies or branches of a foreign bank or financial institution which qualifies as an Approved Bank then issuing letters of credit, then such letter of credit may be issued by any domestic bank with a long term unsecured debt rating that is the highest such rating then given by each Rating Agency to a domestic commercial bank.

     "LIBOR": with respect to any Interest Period, the rate per annum which is equal to the London Interbank Offered Rate reported from time to time by Telerate News Service (page 3750), at which foreign branches of major United States banks offer United States dollar deposits to other banks for a one-month period in the London interbank market at approximately 11:00 a.m., London time, on the related Determination Date. If such interest rate shall cease to be available from Telerate News Service, LIBOR shall be determined from such financial reporting service as Lender shall reasonably determine and use with respect to its other loan facilities on which interest is determined based on LIBOR. If two or more such rates appear on Telerate page 3750 or associated pages, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates, absent manifest error.

     "LIEN": any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest or any other encumbrance, charge or transfer of, on or affecting all or part of any Collateral Property or any interest therein, or in any Borrower or in any Borrower Representative, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LOAN DOCUMENTS": this Agreement and all other documents, agreements and instruments evidencing, securing or delivered to Lender in connection with the Loan, whether now existing or hereafter executed , including the following: (i) the Note, (ii) the first and second mortgages on each Collateral Property (collectively, the "MORTGAGES"), (iii) the Assignments of Leases and Rents with respect to each Collateral Property, (iv) the Assignments of Agreements with respect to each Collateral Property, (v) the Deposit Account Agreements among Borrowers, Lender, Manager and the Deposit Bank (the "DEPOSIT ACCOUNT AGREEMENTS"), (vi) the Blocked Account Agreements and (vii) the Master Deposit Account Agreement, as each of the foregoing may be (and each of the foregoing defined terms shall refer to such documents as they may be) amended, restated, replaced, supplemented or otherwise modified from time to time.

     "MAINTENANCE AND REPAIRS": items of maintenance and repair to the Improvements or Equipment similar to the items of work (but not limited to such specific items) described in the

Dames & Moore physical inspection reports delivered to Lender in connection with the closing of the Loans.

     "MANAGEMENT AGREEMENT": as to each Collateral Property, the management agreement in effect on the date hereof between the Borrower that owns such Collateral Property and an Approved Manager for such Collateral Property, pursuant to which such Approved Manager is to manage such Property, as same may be amended, restated, replaced, supplemented or otherwise modified from time to time with the prior approval of Lender (which consent shall not be reasonably withheld or delayed), and after any Secondary Market Transaction, the approval of each Rating Agency (provided, however, that any modification which does not modify the term or economics of the Management Agreement or otherwise materially modify the Management Agreement, shall require prior notice to, but not the consent of, Lender, and shall not require the consent of any Rating Agency).

     "MANAGEMENT FEE": as to any Management Agreement, all fees in the nature of management fees payable to Manager under such Management Agreement.

     "MANAGER": as to each Collateral Property, the Approved Manager under the Management Agreement for such Collateral Property.

     "MARGIN":  0.53%.

     "MATERIAL ALTERATION":   as to any Borrower, any alteration affecting
structural elements of such Borrower's Collateral Property the cost of which exceeds 10% of such Borrower's original Allocated Note Amount; provided, however, that in no event shall tenant improvement work, or alterations performed as part of a Restoration, constitute a Material Alteration.

     "MATERIAL LEASE": as to any Collateral Property, any Lease (i) which demises more than 5% of such Collateral Property's gross leaseable area or (ii) the fixed annual rent under which exceeds 5% of the aggregate fixed annual rent payable under all Leases of such Collateral Property.

     "MATURITY DATE": the date on which the final payment of principal of the Note becomes due and payable as therein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

     "MAXIMUM RATE": the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made, after taking into account all fees, payments and other charges that are, under applicable law, characterized as interest.

     "MONTHLY REPLACEMENT DEPOSIT":  for any Collateral Property, the greater of
(i) one-twelfth of the product obtained by multiplying $0.20 by the number of square feet of gross leaseable area in such Collateral Property and (ii) the amount determined by Lender, based on the engineering report for such Collateral Property reviewed by Lender, at the time such Collateral

Property first becomes a Collateral Property. On each anniversary of the date of this Agreement (or, if any such anniversary is not a Payment Date, on the first Payment Date following such anniversary) the Monthly Replacement Deposit shall automatically increase by 2.5% of the then Monthly Replacement Deposit amount. The initial Monthly Replacement Deposit for each of the Collateral Properties owned by the Initial Borrowers is set forth in Schedule 6 hereto.
                                               ----------

     "MONTHLY ROLLOVER DEPOSIT": for any Collateral Property, an amount equal to one-twelfth of the average annual cost (as determined by Lender) to the applicable Borrower for tenant improvements and leasing commissions in respect of such Collateral Property during the 60-month period preceding the date on which such Collateral Property first becomes a Collateral Property.

     "NET OPERATING INCOME": for any period, the excess, if any, of Operating Income for such period over Operating Expenses for such period.

     "OAKRIDGE BORROWER": Oakridge Mall LLC, a Delaware limited liability company.

     "OAKRIDGE PROPERTY": the Collateral Property owned by Oakridge Borrower.

     "OBLIGATIONS": all obligations, liabilities and Debt of Borrowers (or any of them) to Lender, whether now existing or hereafter arising, under this Agreement or any of the other Loan Documents.

     "OFFICER'S CERTIFICATE": as to any Borrower, a certificate delivered to Lender by such Borrower which is signed by a senior executive officer of such Borrower's Borrower Representative.

     "OPERATING EXPENSES": as to any Collateral Property or proposed Collateral Property, for any period, all expenditures by or on behalf of the applicable Borrower in connection with the ownership, operation, maintenance, repair or leasing of such Collateral Property, including (i) Management Fees, Insurance Premiums, Ground Rent, bank charges, expenses for accounting, advertising, marketing, architectural services, utilities (including costs for electricity, oil, gas, water, steam, heat, ventilation, air conditioning and other energy), extermination, cleaning, trash removal, window washing, landscaping, security (including security systems), environmental compliance; and reasonable and necessary legal and other professional expenses incurred in connection with the operation of such Collateral Property; (ii) Taxes and Other Charges; (iii) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for employees of the applicable Borrower or its Affiliate to the extent engaged in the repair, operation or maintenance of such Collateral Property;
(iv) the cost of tenant improvements (other than tenant improvements constituting Replacement Expenses), routine interior and exterior maintenance, repairs, minor alterations and other tenant services and (v) amounts deposited into any Funds pursuant to this Agreement; provided that Operating Expenses will not include Debt Service, Replacement Expenses, non-cash items such as depreciation and amortization or any extraordinary one-time expenditures not considered operating expenses under GAAP. Operating Expenses shall be determined on a "cash basis".

     "OPERATING INCOME": as to any Collateral Property or proposed Collateral Property, for any period, all regular on-going revenues actually received by Borrower from the operation of such Collateral Property during such period, including (i) Rents, (ii) amounts withdrawn from any Funds pursuant to this Agreement and (iii) all other amounts actually received which in accordance with GAAP are required to be or are included in the applicable Borrower's annual financial statements as operating income of such Collateral Property; provided, that Operating Income will not include (1) income from non-recurring income sources; (2) advance Rents or other payments; (3) deposits or escrows; (4) any income otherwise includable in Operating Income but paid to a Person other than the applicable Borrower; (5) proceeds of Casualty insurance or Condemnation Awards; or (6) income from a sale, financing or other capital transaction. Operating Income shall be determined on a "cash basis."

     "OTHER CHARGES": with respect to any Collateral Property, all Ground Rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining such Collateral Property, now or hereafter levied or assessed or imposed against such Collateral Property or any part thereof, including all interest and penalties on any of the foregoing.

     "PAYMENT DATE": the 11th day of each calendar month (or such other day of a calendar month selected by Lender to collect debt service payments under loans which it makes and securitizes) or, if such day is not a Business Day, the first Business Day thereafter.

     "PERMITTED ENCUMBRANCES": as to any Collateral Property: (a) the Liens created by the Loan Documents, (b) all Liens and other matters disclosed in the Title Insurance Policies insuring the Mortgages on such Collateral Property, (c) Liens, if any, for Taxes or Other Charges not yet payable or delinquent, (d) easements for utilities and rights of way which do not have a materially adverse affect on the use, operation or value of such Collateral Property and (e) such other title and survey exceptions as Lender approves in writing in Lender's reasonable discretion.

     "PERMITTED INVESTMENTS": has the meaning given such term in the Deposit Account Agreements.

     "PERMITTED TRANSFERS": (i) a Lease (or an amendment, extension, modification, waiver or renewal thereof) entered into in accordance with the Loan Documents, (ii) a Permitted Encumbrance, (iii) a Transfer of a limited partnership/membership interest in a Borrower by a limited partner/member other than such Borrower's Borrower Representative, an interest in a limited partner/member of a Borrower or stock in such Borrower's Borrower Representative if either (A) such Transfer would not cause the transferee to acquire Control of such Borrower or such Borrower's Borrower Representative or to increase its direct or indirect interest in such Borrower or such Borrower's Borrower Representative to an amount which equals or exceeds 49%, or (B) at such Borrower's sole cost and expense, such Borrower shall have (1) delivered (or caused to be delivered) to Lender, a Rating Comfort Letter from the applicable Rating Agencies with respect to such Transfer, (2) delivered (or caused to be delivered) to Lender and the applicable Rating Agencies, a substantive non-consolidation opinion with respect to such Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies, and (3) reimbursed Lender for all reasonable expenses incurred by it in connection with such Transfer or (iv) any transfer of stock in a publicly held corporation.

     "PERSON": any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "PLAN": (i) an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate makes or is obligated to make contributions and (ii) which is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code.

     "POOLING AND SERVICING AGREEMENT": the Servicing Agreement entered into with the Servicer in connection with any Secondary Market Transaction, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "PRIMARY OAKRIDGE GROUND LEASE": the Primary Ground Lease (as such term is defined in the first Mortgage encumbering the Oakridge Property).

     "QUALIFIED GROUND LEASE": a ground lease of a Retail Property under which a Borrower is the lessee, all of the terms and conditions of which are acceptable to Lender in its sole and absolute discretion (or, in the case of a ground lease which covers only portions of a Collateral Property not material to the use, operation or legal compliance of such Collateral Property, in Lender's reasonable discretion) and as to which the Ground Lessor has executed and delivered to Lender an estoppel certificate in form, scope and substance satisfactory to Lender in its sole and absolute discretion.

     "QUALIFIED REA": an REA all of the terms and conditions of which are acceptable to Lender in its sole and absolute discretion and as to which each of the parties to the REA (other than the applicable Borrower) has executed and delivered to Lender an estoppel certificate in form, scope and substance satisfactory to Lender in its sole and absolute discretion.

     "RATING AGENCY": any of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. or any other nationally-recognized statistical rating agency which has issued a rating of any Securities.

     "RATING COMFORT LETTER": a letter issued by each of the Applicable Rating Agencies which confirms that the taking of the action referenced to therein will not result in any qualification, withdrawal or downgrading of any existing ratings of Securities created in a

Secondary Market Transaction.

     "REA": any "construction, operation and reciprocal easement agreement" or similar agreement (including any "separate agreement" or other agreement between a Borrower and one or more other parties to an REA with respect to an REA) affecting any Collateral Property or portion thereof.

     "REAL PROPERTY": as to any Collateral Property, the portions thereof constituting land, Improvements thereon and all rights pertaining to such land and Improvements.

     "REINVESTMENT RATE":   means the actual reinvestment rate available to
Lender with respect to the amount of the Yield Maintenance Premium in question.

     "REMIC":  a "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     "RENTS": with respect to any Collateral Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of a Borrower, Manager (in its capacity as manager of such Collateral Property, and excluding sums payable by Borrower to Manager pursuant to the Management Agreement) or any of their agents or employees from any and all sources arising from or attributable to such Collateral Property and the Improvements therein, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of such Collateral Property or rendering of services by the applicable Borrower or Manager (in its capacity as manager of such Collateral Property, and excluding sums payable by Borrower to Manager pursuant to the Management Agreement), and proceeds, if any, from business interruption or other loss of income insurance.

     "REPAIR EXPENSES": reasonable, market-rate costs and expenses actually incurred to pay for Required Repairs.

     "REPLACEMENT EXPENSES": expenses incurred to pay for replacements, improvements and/or Maintenance and Repairs of the Improvements or Equipment or portions of either.

     "REQUIRED RECORD": any financial statement, certificate, report or information required to be delivered under Section 6.9.

     "RETAIL PROPERTY":  a "regional" or "super regional" shopping mall.

     "ROUTINE HAZARDOUS SUBSTANCES": Hazardous Substances typically used in the ordinary course of business at Retail Properties, which are generated, used, stored and disposed of in compliance with all applicable Environmental Laws.

     "SECURITY DEPOSIT SUB-ACCOUNT": that certain sub-account or accounts established and maintained by Lender at the Deposit Bank for the purpose of holding all security deposits of lessees under Leases after a Cash Management Event.

     "SERVICER": Capital America Client Services LLC or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

     "SPECIFIED AGREEMENTS":  the agreements described on Schedule 9.
                                                          ----------

     "STATE": as to any Collateral Property, the state or commonwealth in which such Collateral Property is located.

     "STATED MATURITY DATE":  December 11, 2001.

     "SUBSTITUTION DATE": each semi-annual anniversary (or, if such semi-annual anniversary is not a Payment Date, the closest Payment Date thereto) of the first Payment Date to occur after the Funding Termination Date, excluding any such semi-annual anniversary (or closest Payment Date thereto) that occurs on or after the Maturity Date.

     "SURVEY": a current as-built survey of a Collateral Property prepared by a surveyor licensed by the State in which such Collateral Property is located and certified to Lender and the Title Company and prepared in accordance with the Minimum Standard Detail Requirements for ALTA/ ACSM Land Title Surveys meeting the Accuracy Standards of an Urban Survey, with accuracy and precision requirements modified to meet current angular and linear tolerance requirements of such State, showing the legal description and street address of the Collateral Property; all visible or recorded easements, building lines, curb cuts, and party walls; all parking, sewage, water, electricity, gas and other utility facilities, together with recording information concerning the documents creating any such easements and building lines; stating the net, after deduction of land dedicated or used or subject to easements for roads, highways, fire lanes, utilities, storm drains or any other public purpose, and gross area of the land; and including the following Table A items: 1, 2, 3, 4, 6, 7(a), 7(b)(1), 8, 10, 11 and 13.

     "TAXES": as to any Collateral Property, all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against all or any part of such Collateral Property.

     "TERM": the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrowers pursuant to the Loan Documents.

     "TITLE COMPANY": collectively, First American Title Insurance Company and Chicago Title Insurance Company and their respective successors.

     "TITLE INSURANCE POLICY": as to any Collateral Property, a policy of title insurance, in form and amount acceptable to Lender, issued by the Title Company for the benefit of Lender, its successors and assigns, insuring the Liens of the first and second Mortgages on such Collateral Property subject to no Liens other than Liens acceptable to Lender, and containing such endorsements and affirmative coverages (including affirmative coverage as to "creditors' rights" and "tie-in" or "aggregation" coverage) as Lender may require.

     "TRANSACTION DATE": a date on which an Advance is made or a substitution of Collateral Property occurs.

     "TRANSFER": any sale, conveyance, transfer, lease (including any amendment, extension, modification, waiver or renewal thereof), assignment, mortgage, pledge, grant of a security interest or hypothecation, whether by law or otherwise, of or in (i) all or part of any Collateral Property (including any legal or beneficial direct or indirect interest therein), (ii) any direct or indirect interest in any Borrower, or (iii) any direct or indirect interest in the Borrower Representative of any Borrower.

     "UCC": as to any Collateral Property, the Uniform Commercial Code as in effect in the State in which such Collateral Property is located.

     "UNDERWRITTEN NET OPERATING INCOME": for the 12-month period ending with the most recently completed calendar month, all Operating Income minus all Operating Expenses during such period, as determined by Lender; provided that, in determining Underwritten Net Operating Income, the following adjustments shall be made to the calculation of Operating Income and Operating Expenses:

          (1) Fixed rent shall be adjusted so as to equal the lesser of (a) fixed rent based on the trailing 12-month period plus annualized fixed rent for credit tenants which have been in occupancy for less than one year and (b) annualized fixed rent for signed leases with tenants in occupancy and paying rent.

          (2) Reimbursements will be based on the trailing 12-month period and will be included as income to the extent such reimbursements are determined by Lender, in its reasonable discretion, to be stabilized and recurring. With the exception of contractual reimbursements, as determined by Lender in its reasonable discretion, tenant reimbursements in excess of the corresponding expense items will not be included.

          (3) Percentage rent will be included only to the extent it is reasonably determined by Lender to be stabilized and recurring up to a maximum of 100% of the amount collected in the trailing 12-month period. In general, centers which are experiencing flat or declining tenant sales will be underwritten in an amount which would result if percentage rent were re-calculated based upon 90% of the tenant sales reported in the trailing twelve month period. Centers with increasing sales trends will be underwritten based upon 100% of the collected percentage rent in the trailing 12-month period.

          (4) Month to month tenants and temporary tenant income will be included only to the extent it is reasonably determined by Lender to be stabilized and recurring up to a maximum of 100% of rent collected in the preceding 12 months.

          (5) Other income may be included on a case-by-case basis and in any event only to the extent it is determined by Lender to be stabilized and recurring and of an operating nature for a period of at least three years (e.g., interest income would be backed out).

          (6) A vacancy and credit loss allowance equal to the greater of (a) actual vacancy and historical credit loss and (b) 5-10% of the mall shop revenues (assuming 100% occupancy).

          (7) Expenses will be the greater of: (a) the actual expenses for the trailing 12 months ended in the most recently completed fiscal month (except real estate taxes and insurance, which will be included at their stabilized, recurring levels), and (b) the average actual annual expenses over the past three years and, in either case, will exclude any non-recurring items and the costs of capital improvements.

          (8)  Management fees will be charged at the rate of the greater of:
          (a) actual management fees and (b) 5% of total fixed and percentage rents. The amounts of the management fees so determined will be reduced by those costs which are incurred with respect to a Collateral Property and are deducted under other numbered clauses of this definition, but which are paid by the Manager from its management fee.

          (9) Capital expenditures will be deemed to be the greater of (a) $0.20 per square foot of owned gross leaseable area and (b) the amount recommended by the structural engineering/property condition reports approved by Lender.

          (10) A deduction will be made for the pro-rated amount of tenant improvement costs and leasing commissions, based on a 60% retention rate assumption and other assumptions based on market information to be confirmed by Lender during its due diligence, for the tenants that are scheduled to roll during the term of the Loan, without duplication for costs deducted under other sections, subject to a minimum of $1.00 per occupied square foot of non-anchor space.

          (11) Other adjustments as determined by Lender in its reasonable discretion consistent with its due diligence findings and prevailing market conditions.

          In determining Underwritten Net Operating Income, all pro forma adjustments to revenue and expenses shall be approved by Lender in its reasonable discretion and shall be subject to Lender's full due diligence. Notwithstanding anything to the contrary contained in this definition, on the second anniversary of the date hereof, Lender shall have the option of modifying the foregoing definition of Underwritten Net Operating Income to reflect underwriting standards which match the generally accepted, prevailing underwriting standards which at such time are utilized in the market by Lender, the Rating Agencies and other commercial financial institutions which are in the business of making securitizable loans comparable to the Loan. Any such modification by Lender of the definition of Underwritten Net Operating Income shall be effective for all purposes of this Agreement (including any calculation of the Facility Amount and Debt Service Coverage Ratio). Upon Borrowers' written request from time to time, Lender shall advise Borrowers of any modification of the definition of Underwritten Net Operating Income made by Lender pursuant to the two preceding sentences.

     "WELFARE PLAN":  means an employee welfare benefit plan, as defined in
Section 3(1) of ERISA.

     "YIELD MAINTENANCE PREMIUM": as to any prepayment of Principal (other than a prepayment in full of all of the Loans), an amount equal to the present value (calculated using a discount rate equal to the Reinvestment Rate) as of the date of such prepayment, of a hypothetical stream of payments, each in the Coupon Differential Amount, made monthly on each Payment Date, from the Payment Date immediately following the date of such prepayment through and including the Stated Maturity Date. Under no circumstances shall the Yield Maintenance Premium be less than zero.

     1.2  INDEX OF OTHER DEFINITIONS.  The following terms are defined in the
          --------------------------
sections or Loan Documents indicated below:

          "Accrued Interest" - 3.1.2
          "Allocated Note Amount" - 2.1.2
          "Annual Budget" - 6.9.5
          "Approved Material Lease" - 6.12.2
          "Award" - 8.3.2
          "Cash Collateral Fund" - 4.14
          "Cash Collateral Subaccount" - Master Account Agreement
          "Cash Management Accounts" - 4.10

          "Casualty" - 8.2.1
          "Casualty/Condemnation Prepayment" - 3.2.2
          "Casualty/Condemnation Fund" - 4.8
          "CCA Group" - 10.1.3
          "Clearing Accounts" - 4.1
          "Clearing Banks" - 4.1
          "Condemnation" - 8.3.1
          "Deemed Approval Procedure" - 6.12.2
          "Deposit Account" - 4.1
          "Disclosure Document" - 10.1.2
          "Early Termination Period" - 3.5
          "Environmental Laws" - 5.1.32
          "Equipment" - Mortgage
          "Event of Default" - 9.1
          "Exchange Act" - 10.1.2
          "Funds" - 4.10
          "Grid" - 2.1.2
          "Ground Lease" - Mortgage
          "Ground Rent Escrow Fund" - 4.6
          "Guaranty" - 2.1.2
          "Hazardous Substances" - 5.1.32
          "Improvements" - Mortgage
          "Indemnified Liabilities" - 6.18
          "Indemnified Party" - 6.18
          "Insurance Premiums" - 8.1.2
          "Insured Casualty" - 8.2.2
          "Issuer" - 10.1.3
          "Late Payment Charge" - 3.4.3
          "Lender's Consultant" - 6.10.2
          "Liabilities" - 10.1.3
          "Licenses" - 5.1.22
          "Loan" - 2.1
          "LTV Ratio" - 2.6
          "Master Deposit Account" - 4.1
          "Master Account Agreement" - 4.1
          "Mortgage" - Definition of "Loan Documents"
          "Note" - 2.1.2
          "Oakridge Guarantor" - 4.13
          "Oakridge Guaranty" - 4.13
          "Oakridge Option Fund" - 4.13
          "Operating Budget" - 6.9.5
          "Operating Expense Reserve Fund" - 4.7.1

          "Policies" - 8.1.2
          "Principal" - 2.1
          "Proceeds" - 8.2.2
          "Provided Information" - 10.1.1
          "Registration Statement" - 10.1.3
          "Release Conditions" - 3.3.1
          "Remainder Subaccount" - Deposit Account Agreements
          "Remedial Work" - 6.10.2
          "Rent Roll" - 5.1.26
          "Repair Fund L/C" - 4.2.3
          "Replacement Budget" - 6.9.5
          "Replacement Reserve Fund" - 4.4.1
          "Required Repair Fund" - 4.2.1
          "Required Repairs" - 4.2.1
          "Responsible Officer" - 11.2.1
          "Restoration" - 8.4.1
          "Rollover Reserve Fund" - 4.5.1
          "Securities" - 10.1.1
          "Securities Act" - 10.1.2
          "Secondary Market Transaction" - 10.1.1
          "Special Purpose Bankruptcy Remote Entity" - 6.15
          "Subaccounts" - 4.1
          "Tax and Insurance Escrow Fund":  - 4.3
          "Undelivered Documents" - 5.1.36
          "Underwriter Group" - 10.1.3
          "Underwriters" - 9.1.3
          "Unpaid Balance" - 8.4.2

     1.3  PRINCIPLES OF CONSTRUCTION.  Unless otherwise specified, (i) all
          --------------------------
references to sections and schedules are to those in this Agreement, (ii) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision, (iii) all definitions are equally applicable to the singular and plural forms of the terms defined, (iv) the word "including" means "including but not limited to," and (v) accounting terms not specifically defined herein shall be construed in accordance with GAAP.

II  THE LOAN
    --------

    2.1 THE LOAN.
        --------

        2.1.1  COMMITMENT.  Subject to and upon the terms and conditions of this
               ----------

Agreement, Lender agrees to make loans to the respective Borrowers (each, a "LOAN" and collectively, the "LOANS") on or before the Funding Termination Date in an aggregate maximum principal sum of up to $850,000,000 (the "PRINCIPAL"). The Loans shall consist of (i) Loans made to the Initial Borrowers, respectively, on the date hereof and (ii) Loans made after the date hereof but on or before the Funding Termination Date to Persons who become Borrowers after the date hereof. The Loans shall mature on the Stated Maturity Date. No amount repaid in respect of any of the Loans may be reborrowed.

        2.1.2  NOTE.  (a)  The Loans shall be evidenced by a promissory note in
               ----
the maximum principal sum of up to $850,000,000 (the "NOTE") executed by each of the Borrowers; provided, however, that, as more particularly described in
Section 11.24, each Borrower shall be liable under the Note only for such Borrower's Allocated Note Amount. Whenever Lender shall make an Advance, Lender shall allocate such Advance to one Borrower or among two or more Borrowers, and the Advances as so allocated among the Borrowers shall constitute the Borrowers' respective "ALLOCATED NOTE AMOUNTS." Such allocation by Lender shall be based on the respective Underwritten Net Operating Incomes of the Collateral Properties as determined by Lender. Lender shall note the amount of each Advance and the allocation thereof among the Borrowers on the grid attached to the Note (the "GRID"). Whenever a Borrower makes a payment of Principal, such Borrower's Allocated Note Amount shall be reduced accordingly and Lender shall make an appropriate notation on the Grid. Except where this Agreement specifically provides as to how a prepayment of Principal is to be allocated among Borrowers' respective Allocated Note Amounts, any prepayment of Principal shall be allocated to one or more Borrowers' respective Allocated Note Amounts in such manner as Lender may elect in its sole and absolute discretion. Any person who becomes a Borrower after the date hereof shall execute and deliver a counterpart signature page to the Note and an assumption of this Agreement and the other Loan Documents pursuant to which such person shall become a Borrower for all purposes of the Loan Documents with an Allocated Note Amount as noted by Lender on the Grid.

          (b) Within 10 days after demand by Lender, each Borrower shall execute and deliver a "severance note", in form and substance satisfactory to Lender, which severance note shall evidence such Borrower's obligation to pay its Allocated Note Amount and such Borrower's Allocable Share of all other Obligations in accordance with the terms of this Agreement. Each severance note shall be secured by the first Mortgage granted by the applicable Borrower on the Collateral Property owned by such Borrower and shall be guaranteed by the other Borrowers pursuant to the Guaranties.

          (c) Each Borrower has executed and delivered to Lender a guaranty of payment (a "GUARANTY") pursuant to which each Borrower has guaranteed payment by the other Borrowers of their respective Allocable Shares of the Obligations.

          (d) Each Borrower's Guaranty is secured by a second mortgage on the Collateral Property owned by such Borrower.

        2.1.3  USE OF LOAN PROCEEDS.  The proceeds of any Loan shall be used by
               --------------------
the
applicable Borrower solely to (i) acquire such Borrower's Collateral
Property; (ii) repay and discharge existing loans relating to such Borrower's Collateral Property; (iii) fund certain of the Funds required to be funded by such Borrower; (iv) pay approved costs and expenses in connection with the foregoing and such Loan; and (v) make distributions to the members or partners of such Borrower.

    2.2 CONDITIONS APPLICABLE TO ALL ADVANCES.  Lender shall have no
        -------------------------------------
obligation to make any Advance unless Borrowers have complied with all of the following conditions:

        2.2.1  FACILITY AMOUNT.  After giving effect to the requested Advance,
               ---------------
the aggregate outstanding principal balance of the Loans shall not exceed the Facility Amount (determined as of the end of the then most recent full calendar month).

        2.2.2  NO DEFAULT.  On the Funding Date for such Advance, no Default or
               ----------
Event of Default shall be continuing.

        2.2.3  COLLATERAL PROPERTY REQUIREMENTS.  If, since the date of the then
               --------------------------------
most recent Advance, Borrowers have designated one or more new Collateral Properties, Borrowers shall have satisfied all of the conditions set forth in
Section 2.5 with respect to each such new Collateral Property.

        2.2.4  EXPENSES.  Borrowers shall have paid all amounts required to be
               --------
paid by Borrowers under Section 6.17.

        2.2.5  NEW COLLATERAL PROPERTY.  Prior to the making of the requested
               -----------------------
Advance, one or more Retail Properties is added to the Collateral Pool and all of the conditions precedent thereto set forth in Section 2.5 hereof shall have been satisfied.

        2.2.6  NUMBER OF CLOSINGS.  After giving effect to the requested
               ------------------
Advance, the number of Advances made by Lender does not exceed three (provided that Lender will not unreasonably withhold its consent to one additional closing which occurs on or before the Funding Termination Date).

   2.3  [RESERVED]

   2.4  [RESERVED]

   2.5  CONDITIONS PRECEDENT TO DESIGNATION OF A COLLATERAL PROPERTY.  Each
        ------------------------------------------------------------
Retail Property designated in a written notice delivered by Borrowers to Lender shall become a Collateral Property upon satisfaction of the following conditions:

        2.5.1  FIRST MORTGAGE.  A Mortgage (substantially in the form of other
               --------------
then existing Mortgages) shall constitute a valid first mortgage lien on the fee simple title to (or on a Borrower's Leasehold Estate interest in a valid and subsisting Qualified Ground Lease of) the proposed Collateral Property, which shall secure the applicable Borrower's Allocated Note Amount, subject only to such Liens as are acceptable to Lender; and such Borrower shall have delivered UCC-1 financing statements covering fixtures owned or to be owned by such Borrower and affixed to, or used in connection with, such proposed Collateral Property, in each case appropriately completed and duly executed and delivered to Lender for filing in the appropriate county and state offices.

        2.5.2  SECOND MORTGAGE.  A Mortgage (substantially in the form of other
               ---------------
then existing Mortgages) shall constitute a valid second mortgage lien on the fee simple title to (or on a Borrower's Leasehold Estate in a valid and subsisting Qualified Ground Lease of) the proposed Collateral Property, which shall secure all of the obligations of such Borrower under its Guaranty, subject only to such Liens as are acceptable to Lender; and such Borrower shall have delivered UCC-1 financing statements covering fixtures owned or to be owned by such mortgagor and affixed to, or used in connection with, such proposed Collateral Property, in each case appropriately completed and duly executed and delivered to Lender for filing in the appropriate county and state offices. Notwithstanding the foregoing, with respect to any Jurisdictionally Capped Second Mortgage, such Mortgage shall secure a maximum principal amount equal to the amount by which the Allocated Title Amount of the Collateral Property in question exceeds the principal amount secured by the first Mortgage on such Collateral Property.

        2.5.3  TITLE INSURANCE.  Lender shall have received a Title Insurance
               ---------------
Policy for such Collateral Property and the applicable Borrower shall have paid to the Title Company (and shall have delivered to Lender evidence of such payment) all premiums and expenses of the Title Company in connection with the issuance of such Title Insurance Policy and an amount equal to the recording and the applicable stamp taxes (including mortgage recording taxes), if any, payable in connection with recording the insured Mortgages in the appropriate county land offices.

        2.5.4  ENVIRONMENTAL AUDIT.  Lender shall be satisfied that (A) there
               -------------------
are no pending or threatened claims, suits, actions or proceedings arising out of or relating to the existence of any Hazardous Substances at, in, on or under the proposed Collateral Property, (B) the proposed Collateral Property is in compliance in all material respects with all applicable Environmental Laws, and
(C) no Hazardous Substances exist at, in, on or under the proposed Collateral Property except in compliance in all material respects with applicable Environmental Laws. Lender shall have received, without limitation, (1) a comprehensive environmental audit of the proposed Collateral Property (which shall include a visual survey, a record review, an area reconnaissance and a Phase I environmental study and, if the Phase I study shall so require, a Phase II environmental study), reasonably satisfactory in form and substance to Lender, conducted and certified by a qualified, independent environmental consultant within 6 months prior to the time such proposed Collateral Property first becomes a Collateral Property, (2) evidence that all required approvals from all governmental and quasi-governmental authorities having jurisdiction with respect to the proposed Collateral Property, and (3) such other environmental reports, inspections and investigations as Lender shall require, prepared, in each instance, by engineers or other consultants reasonably satisfactory to Lender.

        2.5.5  INSURANCE.  Lender shall have received evidence of the existence
               ---------
of all insurance required to be maintained by the applicable Borrower pursuant to the Loan Documents and the designation of Lender as the mortgagee and loss payee or additional insured, as applicable, thereunder to the extent required by the Loan Documents, in form and substance specified in the Loan Documents.

        2.5.6  OPERATING STATEMENTS; BUDGETS.  Lender shall have received
               -----------------------------
operating statements for such proposed Collateral Property for three calendar years prior to the time of designation thereof as a Collateral Property (to the extent that such Collateral Property has been in service for such time), and an itemized financial forecast and budget for the operation of such proposed Collateral Property for the 12 month period thereafter, all prepared in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender), consistently applied, together with a written statement of the assumptions used in the preparation thereof and a certificate of the applicable Borrower, to the effect that such budget, financial forecast and assumptions are reasonable and are the same as those used by such Borrower for its business planning purposes for such proposed Collateral Property.

        2.5.7  SEARCHES.  Lender shall have received copies of UCC filing
               --------
searches, tax lien searches, judgment searches and real estate tax searches and municipal department searches setting forth any and all building violations (if available) in each county where such proposed Collateral Property is located (and in the case of UCC filing searches, in the office of the Secretary of State or other applicable state office of the State where such proposed Collateral Property is located), demonstrating as of a recent date the existence of no other financing statements, tax liens, judgments, building violations or delinquent real estate taxes, together with evidence that all fees payable in connection with any such searches have been paid.

        2.5.8  SURVEY.  Lender shall have received a Survey of such proposed
               ------
Collateral Property that is satisfactory to Lender and certified to Lender, the Title Company and any other parties requested by Lender as of a certification date satisfactory to the Title Company and reasonably satisfactory to Lender.

        2.5.9  MANAGEMENT.  The manager of the proposed Collateral Property
               ----------
shall have executed and delivered a manager consent and subordination in accordance with Section 6.14.3.

        2.5.10 LEASES AND MATERIAL CONTRACTS.  Lender shall have received
               -----------------------------
certified copies of all Leases, reciprocal easement agreements and material contracts relating to the proposed Collateral Property, including all amendments and modifications thereto, and such leases, reciprocal easement agreements and contracts shall be in form and substance reasonably satisfactory to Lender.

        2.5.11 TENANT ESTOPPELS AND SNDA'S.  Lender shall have received
               ---------------------------
estoppels and subordination, non-disturbance and attornment agreements from such tenants as Lender may reasonably require, all of which shall be reasonably satisfactory to Lender in form and substance.

        2.5.12 PROPERTY CONDITION REPORT.  Lender shall have received reports
               -------------------------
covering the physical and structural condition of the proposed Collateral Property in form and substance, and prepared by a qualified independent engineer, reasonably satisfactory to Lender and dated no more than 6 months prior to the time such proposed Collateral Property first becomes a Collateral Property, which shall (i) identify deferred maintenance and the cost thereof and include a 10-year schedule of annual cost to perform deferred maintenance and of capital expenditures, and (ii) for Collateral Property in states in which Lender reasonably determines that there has been a history of earthquakes, assess the probable maximum loss in the event of earthquake.

        2.5.13 APPRAISAL.   Lender shall have received an Acceptable Appraisal
               ---------
of the proposed Collateral Property.

        2.5.14 ZONING COMPLIANCE, ETC.  Lender shall have received evidence
               ----------------------
reasonably satisfactory to Lender that all improvements constituting part of the Collateral Property have been constructed and are being used and operated in compliance in all material respects with (A) all applicable zoning, subdivision, environmental and other laws, orders, rules, regulations and requirements of all governmental or quasi-governmental authorities having jurisdiction with respect to the proposed Collateral Property, (B) all building permits issued in respect of the proposed Collateral Property and (C) the certificates of occupancy for the proposed Collateral Property (copies of which certificates of occupancy shall have been delivered to Lender).

        2.5.15 RECORDING TAXES.  The applicable Borrower shall have paid all
               ---------------
mortgage recording taxes payable (if any) in each jurisdiction in which the proposed Collateral Property is located in connection with the recordation of any Mortgage required under this Agreement.

        2.5.16 PERFECTION OF SECURITY INTERESTS.  Lender shall have received
               --------------------------------
evidence that all actions necessary or, in the opinion of Lender, desirable to perfect and protect the Liens and security interests created by the Loan Documents have been or will be taken, including evidence that each Mortgage on a proposed Collateral Property has been or will be duly filed and recorded in the appropriate governmental offices and that the related UCC financing statements have been or will be duly filed in the appropriate governmental offices.

        2.5.17 OPINIONS.  Lender shall have received an opinion of counsel as to
               --------
the applicable Borrower and an opinion of local counsel to Lender in the State in which the proposed Collateral Property is located, in each case with respect to such matters as Lender may request (including as to enforceability of the Loan Documents against such Borrower and a "nonconsolidation" opinion with respect to such Borrower, its partners, the manager of the Collateral Property and such other persons as Lender shall designate, which nonconsolidation opinion may be given by Debevoise & Plimpton), in form and substance and from counsel reasonably satisfactory to Lender.

        2.5.18 GROUND LEASE.  If the proposed Collateral Property is subject to
               ------------
a ground lease, such Ground Lease is a Qualified Ground Lease.

        2.5.19 REA.  If the proposed Collateral Property is subject to an REA,
               ---
such REA is a Qualified REA.

        2.5.20 RESERVES AND ESCROWS.  Each Borrower shall have (i) paid into
               --------------------
the Required Repair Fund any and all reserves for deferred maintenance and/or environmental remediation as may be required by Lender based on the reports referred to above, and (ii) made such initial deposits into the other Funds as Lender may require in accordance with the Loan Documents.

        2.5.21 RENT ROLL.  A Rent Roll (in spread sheet format, containing such
               ---------
information as Lender may reasonably require) for the proposed Collateral Property certified by the proposed additional Borrower shall have been delivered to Lender.

        2.5.22 FURTHER DOCUMENTS.  Each Borrower shall have executed and
               -----------------
delivered to Lender such documents and agreements and taken such action including executing such amendments or supplements to, and assumptions of, the Loan Documents, which Lender may reasonably require. Such documents may include an Assignment of Leases, Assignment of Agreements, Deposit Account Agreement, Cash Management Agreement, promissory note or counterpart signature page to the Note, a contribution agreement among the Borrowers, an Assumption Agreement in the form of Exhibit A hereto, and such other consents, instruments, documents
            ---------
and agreements as Lender may reasonably require.

        2.5.23 APPROVAL.  The proposed Collateral Property has been expressly
               --------
approved by Lender in writing as a Collateral Property. Lender's approval of the proposed Collateral Property shall be given or denied in Lender's reasonable discretion and, in exercising such reasonable discretion, Lender shall take into account Lender's analysis of the information required pursuant to this Section 2.5, the composition of all of the Collateral Properties, the effect of the addition of the Retail Property in question on such composition and Lender's then underwriting and due diligence standards and requirements.

        2.5.24 EXPENSES.  Borrowers shall have paid all amounts required to be
               --------
paid by Borrowers under Section 6.17.

        2.5.25 EFFECTIVE DATE.  The proposed Collateral Property shall become a
               --------------
Collateral Property on the applicable Funding Date provided all of the other conditions of this Section 2.5 have been satisfied.

        2.5.26 ADDITIONAL PROPERTIES.  A Retail Property not on Schedule 10
               ---------------------                            -----------
hereto cannot become a Collateral Property other than pursuant to a substitution under Section 2.6.

          2.5.27  NOTICES TO TENANTS.  Upon the proposed Collateral Property
                  ------------------
becoming a Collateral Property, the owner thereof shall promptly deliver a notice to each tenant of such Collateral Property in the form of Exhibit D
                                                                 ---------
hereto.

     2.6  SUBSTITUTION OF COLLATERAL PROPERTIES.  (a)  Subject to the terms and
          --------------------------------------
conditions set forth in this Section 2.6, on any Substitution Date Borrowers may obtain a release of Lender's Lien against one or more Collateral Properties by substituting one or more other Retail Properties (a "SUBSTITUTE PROPERTY") for the Collateral Property or Collateral Properties so released. Any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

               (i) Such substitution shall occur on a Substitution Date;

              (ii) Borrowers shall request such substitution by written notice to Lender given at least 60 days prior to the Substitution Date on which the substitution is to occur;

             (iii) Lender shall have received any due diligence materials requested by Lender with respect to each Substitute Property at least 60 days before the Substitution Date (other than items such as title reports and estoppels which are typically not delivered 60 days before a closing, provided such items are delivered a reasonable period of time before the Substitution
Date) and the same are reasonably satisfactory to Lender in all respects;

              (iv) Each Substitute Property is of the same general quality as the Collateral Property it is replacing, as determined by Lender in its reasonable discretion;

               (v) The tenant quality of each Substitute Property is at least as high as the tenant quality of the Collateral Property it is replacing, as determined by Lender in its reasonable discretion;

              (vi) Immediately after giving effect to such substitution the Collateral Pool is in Lender's reasonable judgement no less geographically diverse than it was immediately before such substitution (for example, after giving effect to such substitution, the aggregate Underwritten Net Operating Income for Collateral Properties located in any one State may not exceed by more than 5% the highest aggregate Underwritten Net Operating Income for all Collateral Properties located in any one state immediately before such substitution);

             (vii) After giving effect to the substitution the number of Collateral Properties is ten or more;

            (viii) The Underwritten Net Operating Income of each Substitute Property is equal to or greater than the Underwritten Net Operating Income of the Collateral Property it is replacing;

              (ix) After giving effect to such substitution, Underwritten Net Operating Income for all of the Collateral Properties shall be equal to or greater than each of

(x) the Underwritten Net Operating Income of the Collateral Pool as of the day after the Funding Termination Date and (y) the Underwritten Net Operating Income of the Collateral Properties immediately before such substitution;

               (x) After giving effect to such substitution, the Debt Service Coverage Ratio must be equal to or greater than each of (x) the Debt Service Coverage Ratio immediately prior to such substitution and (y) 1.35;

              (xi) After giving effect to such substitution, the ratio of unpaid Principal to the Appraisal Value of the Collateral Pool (the "LTV RATIO") shall not exceed either of (x) the LTV Ratio as of the day after the Funding Termination Date or (y) the LTV Ratio immediately prior to such substitution;

             (xii) After giving effect to such substitution, the Lease Rollover Percentage as reasonably determined by Lender will not exceed 20% for any calendar year all or any portion of which occurs prior to the Stated Maturity Date;

            (xiii) Either (x) Lender shall have reasonably determined that the Lease Rollover Percentage as of immediately after the substitution will not, for any calendar year all or any portion of which occurs prior to the Stated Maturity Date, be more than 2% in excess of the Lease Rollover Percentage for such calendar year (or portion thereof) as of immediately prior to the substitution or (y) the applicable Borrower shall deposit into the Rollover Reserve Fund for such Substitute Property an amount equal to (1) $1.00 multiplied by (2) the increase in the Lease Rollover Number which resulted in the condition set forth in the foregoing clause (x) not being satisfied;

             (xiv) Lender shall have, in its reasonable discretion, approved the substitution, which approval shall be based on, among other things, Lender's determination that:

               (A) after giving effect to much substitution there are at least 4 Core Properties;

               (B) after giving effect to such substitution, there is no environmental condition affecting any Collateral Property(ies) that has a material adverse effect on the value of the Collateral Pool as a whole; and

               (C) after giving effect to such substitution, the Underwritten Net Operating Income of each Collateral Property is less than 15% of the aggregate Underwritten Net Operating Income of the entire Collateral Pool;

              (xv) On any Substitution Date, no more than 25% of the Collateral Properties (calculated by share of Underwritten Net Operating Income) may be released from the Liens of the Loan Documents pursuant to this Section 2.6;

             (xvi) With respect to each Substitute Property, Borrowers shall have complied with the conditions set forth in Section 2.5;

            (xvii) No Event of Default shall be continuing;

           (xviii) The Substitute Property is satisfactory to Lender in all respects in Lender's reasonable discretion (after Lender's due diligence investigation);

             (xix) Borrowers shall execute and deliver such other consents, certificates, documents, agreements or instruments as Lender may reasonably request (including any modifications to this Agreement or the other Loan Documents amending, e.g., the schedules hereto);

              (xx) Borrowers shall pay all amounts required to be paid by Borrowers under Section 6.17;

             (xxi) The applicable Borrowers shall deliver an Officer's Certificate certifying that all information delivered to Lender by or on behalf of such Borrowers in connection with the Substitution is true, accurate and complete in all material respects; and

            (xxii) The applicable Borrowers shall have paid to Lender all amounts required under Article IV in connection with the Substitute Property.

          (b) For purposes of calculating Underwritten Net Operating Income and Debt Service Coverage Ratio under Section 2.6(a), if any Collateral Property being substituted for has suffered a Casualty or Condemnation or an Environmental Event, then, at Lender's option, the Underwritten Net Operating Income of such Collateral Property shall be calculated as of the end of the last full calendar month preceding such Casualty, Condemnation or Environmental Event, as the case may be.

          (c) For purposes of determining whether any of the conditions set forth in this Section 2.6 have been satisfied, Borrowers will not be required to pay for the cost of any reports or updates of reports by third parties (e.g., engineers or environmental consultants) with respect to any then existing Collateral Property (as distinguished from a proposed Substitute Property) unless the Underwritten Net Operating Income of such existing Collateral Property has declined by 10% or more since the date on which it first became a Collateral Property.


III  INTEREST; PAYMENTS
     ------------------

     3.1  INTEREST; MONTHLY PAYMENTS.
          --------------------------

          3.1.1  GENERALLY.  (a)  From and after the date of each Advance,
                 ---------
interest shall
accrue thereon at the Interest Rate.

          (b) On the date hereof each Borrower shall pay interest at the Interest Rate on its unpaid Allocated Note Amount for the period from the date hereof through November 10, 1998. On December 11, 1998 and each Payment Date thereafter to and including the Maturity Date, each Borrower shall pay interest at the Interest Rate on its unpaid Allocated Note Amount which has accrued through the last day of the Interest Period immediately preceding such Payment Date. All accrued and unpaid interest shall be due and payable on the Maturity Date.

          3.1.2 (a) On or before the 25th day of each calendar month, Lender shall deliver to Borrower's Agent a statement as to the aggregate amount of interest and payments into Funds due on the following Payment Date (provided, however, that the failure to deliver such statement shall not, except as expressly provided in this Section 3.1.2(b), relieve any Borrower of its obligation to make any payment hereunder on the due date therefor).

          (b) If Lender does not render such statement by the 25th day of a calendar month, Borrower's Agent shall use reasonable, good faith efforts to contact the Servicer to obtain the relevant payment information (and Lender shall promptly after the date hereof provide Borrower's Agent with a contact name and telephone number at the Servicer). If despite such efforts Borrower's Agent does not obtain such information by the applicable Payment Date, each Borrower may, on such Payment Date, pay an amount not less than the aggregate amount paid by such Borrower on the immediately preceding Payment Date (the "Minimum Payment"). If the amount actually due and payable by such Borrower on the applicable Payment Date exceeds the amount paid by such Borrower, then provided the payment by such Borrower equalled or exceeded the Minimum Payment, the failure to pay such excess when due shall not be a Default or Event of Default, and no late charge or Default Rate interest shall be payable by reason thereof, provided such Borrower pays such excess within five (5) days after Lender delivers to such Borrower a statement therefor.

          3.1.3  PROPERTY CASH FLOW ALLOCATION.  (a)  Commencing on December 11,
                 -----------------------------
1998 and continuing on each Payment Date occurring prior to the Maturity Date, except following the acceleration of all or any part of the Debt, any Rents received by any Borrower and/or its Manager and, after a Cash Management Event, Rents with respect to such Borrower's Collateral Property deposited into the Deposit Account during the immediately preceding Interest Period shall be applied as follows in the following order of priority: (i) First, to make the monthly required payments of Ground Rent, if any, pertaining to such Borrower's Collateral Property (including, the payment to Lender of any sums required to be deposited into the Ground Rent Escrow Fund); (ii) Second, to make payments to the Tax and Insurance Escrow Fund required to be made by such Borrower; (iii) Third, during the continuance of a Cash Management Event, to pay the monthly portion of the Cash Management Fee due and payable by such Borrower; (iv) Fourth, to Lender to pay the interest payment on such Borrower's Allocated Note Amount required under Section 3.1.1(b) (plus, if applicable, such Borrower's Allocable Share of interest at the Default Rate and any other charges then due to Lender under the Loan Documents); (v) Fifth, to make payments to the Capital Reserve Fund required to be made by such Borrower; (vi) Sixth, to make payments to the Rollover Reserve Fund required to be made by such Borrower; (vii) Seventh, in the case of the Oakridge Borrower, to make payments to the Oakridge Option Fund required to be made by the Oakridge Borrower; (viii) Eighth, during the continuance of a Cash Management Event, to make payments for Approved Operating Expenses pertaining to such Borrower's Collateral Property; (ix) Ninth, after the consummation of a Secondary Market Transaction, to pay such Borrower's Allocable Share of the expenses described in Section 10.1.7; (x) Tenth, to make payments (pursuant to such Borrower's Guaranty) to pay any amounts due from other Borrowers under this
Section 3.1.3 (a) which are unpaid; and (xi) Lastly, payments to such Borrower of any excess amounts unless a Cash Management Event has existed for 30 days or more, in which case all Rents remaining after application thereof pursuant to the preceding clause "Tenth" shall be paid into the Cash Collateral Fund.

          (b) Subject to the provisions of Section 3.1.2(b), the failure of any Borrower to make all of the payments required under clauses (i) through (ix) of
Section 3.1.3(a) in full on each Payment Date shall constitute a Default under this Agreement.

          (c) At any time after the Maturity Date or after the acceleration of all or any portion of the Debt, Lender may, in its sole discretion, permit the application of Rents in any order, and to any portion or portions of the Debt, as Lender shall determine.

          3.1.4  DEFAULT RATE.  After the occurrence and during the continuance
                 ------------
of an Event of Default, the entire unpaid Debt shall bear interest at the Default Rate, and shall be payable upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of interest at the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

          3.2    LOAN REPAYMENT.
                 --------------

          3.2.1  REPAYMENT.  Each Borrower shall repay its Allocated Note
                 ---------
Amount in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment and such Borrower's Allocable Share of any other amounts due and owing under the Loan Documents. No Borrower shall have the right to prepay all or any portion of the Principal before the Stated Maturity Date; provided, however, that (x) a Borrower may repay its Allocated Note Amount
      --------  -------
in full (but not in part) without penalty or premium on any Payment Date occurring on or after December 11, 1999 provided that all of the other Borrowers simultaneously prepay their respective Allocated Note Amounts in full on such Payment Date and (y) any Borrower may prepay its Allocated Note Amount or a portion thereof on any Payment Date occurring on or after December 11, 1999 provided that such prepayment is accompanied by the Yield Maintenance Premium applicable thereto. In the event any such prepayment is not made on a Payment Date, each Borrower making a prepayment of Principal shall also pay interest that would have accrued on such prepaid Principal to but not including the next Payment Date.

Except during the continuance of an Event of Default, all proceeds of any repayment, including permitted prepayments, of any Loan shall be applied by Lender as follows in the following order of priority: (i) First, to accrued and unpaid interest on such Loan at the Interest Rate; (ii) Second, to Principal of such Loan; (iii) Third, to the applicable Borrower's Allocable Share of any other amounts then due and owing under the Loan Documents and (iv) Fourth, to obligations under such Borrower's Guaranty. If prior to the Stated Maturity Date the Debt is accelerated by reason of an Event of Default and Lender receives a Principal payment of less than the aggregate outstanding Principal balance of the Loans, then Lender shall be entitled to receive, in addition to all other sums due under the Loan Documents, an amount equal to the Yield Maintenance Premium applicable to such prepayment. During the continuance of an Event of Default, all proceeds of repayment, including any payment or recovery on any Collateral Property (whether through foreclosure, deed-in-lieu of foreclosure or otherwise) shall, unless otherwise provided in the Loan Documents, be applied in such order and in such manner as Lender shall elect in Lender's discretion.

          3.2.2  MANDATORY PREPAYMENTS.  Each Loan is subject to mandatory
                 ---------------------
prepayment, without premium or penalty, in certain instances of Insured Casualty or Condemnation (each a "CASUALTY/CONDEMNATION PREPAYMENT"), in the manner and to the extent set forth in Section 8.4.2. Each Casualty/Condemnation Prepayment shall be made on a Payment Date and shall be applied as follows in the following order of priority: (i) First, to costs and expenses of Lender (if any), including reasonable attorney's fees and disbursements, in connection with such prepayment or reasonably expended by Lender to protect the collateral value of the Property; (ii) Second, accrued and unpaid interest at the Interest Rate;
(iii) Third, to Principal (with each Casualty/Condemnation Prepayment being applied first to reduce the Allocated Note Amount of the Borrower whose Collateral Property was the subject of the Casualty/Condemnation); and (iv) Fourth, to any other amounts then due and owing under the Loan Documents. If such Casualty/Condemnation Prepayment is not paid on a Payment Date, the payment amount will include interest that would have accrued on the Principal prepaid to but not including the next Payment Date.

     3.3  RELEASE OF PROPERTY.  Except as set forth in this Section 3.3, no
          -------------------
repayment or prepayment shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of any Mortgage.

          3.3.1  RELEASE OF INDIVIDUAL PROPERTIES.  A Borrower on one or more
                 --------------------------------
occasions may obtain (i) the release of the Collateral Property owned by it from the Liens of the Mortgages thereon (and related Loan Documents) and (ii) the release of such Borrower's obligations under the Loan Documents with respect to such Collateral Property (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

          (a) Either (i) the Release Conditions are satisfied; or (ii) Lender is required to release such Collateral Property pursuant to Section 2.6 in connection with a substitution of Collateral Properties (it being understood that a release pursuant to Section 2.6 need not satisfy any Release Conditions not expressly set forth in Section 2.6).

          (b) Such Borrower shall submit to Lender, not less than twenty (20) days prior to the date of such release, releases of Lien (and related Loan Documents) for such Collateral Property (for execution by Lender) in a form appropriate in the jurisdiction in which such Collateral Property is located and satisfactory to Lender in its reasonable discretion, and all other documentation Lender requires to be delivered by such Borrower in connection with such release, together with an Officer's Certificate of such Borrower certifying that such documentation (i) is in compliance with all Legal Requirements, (ii) will effect such release in accordance with the terms of this Agreement, and (iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Collateral Properties subject to the Loan Documents not being released).

          (c) As used herein "RELEASE CONDITIONS" means:

              (i) Borrowers shall request the release by written notice to Lender given at least 60 days prior to the date the release is to be effected;

              (ii) The date of release shall be a Payment Date occurring on or after December 11, 1999;

              (iii) Immediately after giving effect to the release (and any prepayment of Principal permitted under Section 3.2.1 that is made immediately before such release), the Debt Service Coverage Ratio is equal to or greater than each of (x) 1.35 and (g) the Debt Service Coverage Ratio immediately before such release;

              (iv) Simultaneously with such release, each Borrower whose Collateral Property is being released shall pay to Lender (x) such Borrower's outstanding Allocated Note Amount together with all interest accrued thereon and all other sums, if any, then outstanding which constitute such Borrower's Allocable Share of the Debt and (y) the Yield Maintenance Premium applicable to the Principal being prepaid by such Borrower;

              (v) Simultaneously with such release, the Borrowers whose Collateral Properties are not being released (the "REMAINING BORROWERS") shall prepay their respective Allocated Note Amounts by an aggregate principal amount equal to 25% of the aggregate Prin cipal amount being paid to Lender pursuant to clause (x) of the preceding subparagraph (iv) (such 25% amount being allocated
----------                  -----------------
among the Remaining Borrowers in a manner acceptable to Lender);

              (vi)   No Event of Default shall be continuing;

              (vii) Borrowers shall have paid all amounts required to be paid by Borrowers under Section 6.17; and

              (viii) The applicable Borrower shall deliver an Officer's Certificate certifying that all information delivered to Lender by or on behalf of such Borrower in connection with such release is true, complete and accurate in all material respects.

          (d) Upon the release of a Collateral Property, any amounts previously deposited by a Borrower into any Fund with respect to such Collateral Property shall be returned to such Borrower (or, if so directed in writing by such Borrower, applied to amounts due and payable under this Agreement).

          3.3.2  RELEASE ON PAYMENT IN FULL.  Lender shall, upon the written
                 --------------------------
request and at the expense of Borrowers, upon payment in full of the Debt in accordance herewith, release the Liens of the Mortgages if not theretofore released.

          3.3.3  RELEASE DOCUMENTS.  When the Release Conditions are satisfied
                 ------------------
with respect to a Collateral Property or when Lender is required to release a Collateral Property pursuant to Section 2.6, Lender shall execute and deliver to the applicable Borrower such documents as may be necessary or appropriate to release such Borrower from its obligations under the Loan Documents and to release all liens held by Lender on such Collateral Property. All such documents shall be prepared by Borrower's counsel, shall be reasonably acceptable to Lender in form and substance and shall be delivered to Lender at least 20 days before the proposed release date.

     3.4  PAYMENTS AND COMPUTATIONS.
          -------------------------

          3.4.1  MAKING OF PAYMENTS.  Each payment by a Borrower hereunder or
                 ------------------
under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrowers. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, such payment shall be made on the first Business Day thereafter. All payments made by any Borrower hereunder or under the other Loan Documents, shall be without any deduction, set-off or counterclaim, whatsoever and are payable without relief from valuation and appraisement laws and with all costs and charges incurred in the collection or enforcement thereof, including attorneys' fees and court costs. Payments to Lender made from the Deposit Account shall be deemed to have been made before 1 p.m., New York City time, on the date such payment is made.

          3.4.2  COMPUTATIONS.  Interest payable hereunder or under the Note
                 ------------
shall be computed on the basis of the actual number of days elapsed over a 360-day year, compounded monthly.

          3.4.3  LATE PAYMENT CHARGE.  If any Principal, interest or other sum
                 -------------------
due under any Loan Document is not paid on the date on which it is due, Borrowers shall pay to Lender upon demand an amount equal to the lesser of 5% of such unpaid sum or the maximum amount permitted by applicable law (the "LATE PAYMENT CHARGE"), in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment; provided that if no such late payment has occurred within the prior 12-month period, Borrower shall only be required to pay the late payment charge provided for in this Section 3.4.3 if such failure to pay continues for two Business Days after notice from Lender. Such amount shall be secured by the Loan Documents. Any action by Lender regarding the collection of a Late Payment Charge will be without prejudice to any other rights, nor act as a waiver of any other rights, that Lender may have as provided herein, at law or in equity. No Late Payment Charge shall be due in connection with any payment to be made from a Subaccount, provided that on the date such payment is due there are sufficient funds in such Subaccount to make the payment in question.

     3.5  SPECIAL CASH MANAGEMENT TERMINATION.
          -----------------------------------

          (a) Upon the occurrence of a Cash Management Event by reason of the Debt Service Coverage Ratio being less than 1.15, one or more Borrowers shall have the right, for 30 days after receipt by Borrower's Agent of the applicable Cash Management Notice (the "Early Termination Period"), to either (x) make a partial prepayment of Principal (including any applicable Yield Maintenance Premium) in accordance with the provisions of Section 3.2.1 which causes the Debt Service Coverage Ratio to increase to 1.20 or greater, (y) effect a release pursuant to Section 3.2.2 which causes the Debt Service Coverage Ratio to increase to 1.20 or greater or (z) if the Early Termination Period occurs before December 11, 1999, deposit an amount into the Cash Collateral Fund equal to the Principal (and Yield Maintenance Premium) that would need to be paid to Lender to make a prepayment pursuant to Section 3.2.1 (assuming a prepayment was permitted on such date) that would result in the Debt Service Coverage Ratio increasing to 1.20 or greater.

          (b) If prior to the expiration of the Early Termination Period Borrower takes the action described in any of clauses (x), (y) and (z) of
Section 3.5(a), Lender shall give a Cash Management Termination Notice.

          (c) If one or more Borrowers makes a deposit into the Cash Collateral Fund pursuant to clause (z) of Section 3.5(a), then (i) such deposit shall, on
                 ----------    --------------
December 11, 1999, be applied as a prepayment pursuant to Section 3.2.1 and (ii) prior to such application such deposit (excluding the portion thereof representing the applicable Yield Maintenance Premium) shall be deducted from the outstanding Principal for purposes of calculating the Debt Service Coverage Ratio.

     3.6  [RESERVED]

     3.7  FEES.
          ----

          3.7.1  DRAW FEE.  Simultaneously with each Advance made on or after
                 --------
the date hereof, Borrowers shall pay to Lender a draw fee equal to 0.375% of the amount of such

Advance.

          3.7.2  AUTHORIZATION.  Borrowers hereby authorize and direct Lender to
                 -------------
pay itself the Draw Fee out of the proceeds of the applicable Advance.

     3.8  TAXES.  Any and all payments by a Borrower hereunder and under the
          -----
other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income, and franchise taxes imposed on Lender by the law or regulation of any Governmental Authority (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to in this Section 3.8 as "APPLICABLE TAXES"). If a Borrower shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply provided the Applicable Taxes do not result because the Lender (due to permitted succession or assignment) is not a United States person as defined at section 7701(a)(30) of the Code or the Lender has failed to provide information necessary to avoid back-up withholding pursuant to section 3406 of the Code: (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.8), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Borrowers also agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or recordation of, or otherwise with respect to, this Agreement or any other Loan Document ("OTHER TAXES"). Borrowers shall indemnify Lender for the full amount of Applicable Taxes or Other Taxes (including any Applicable Taxes or Other Taxes imposed by any jurisdiction on amounts paid or payable under this Section 3.8) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Applicable Taxes or Other Taxes were correctly or legally asserted. Payments pursuant to this Section 3.8 shall be made within 15 days after the date Lender makes written demand therefor.

     3.9  BREAKAGE INDEMNITY.  Borrowers shall indemnify Lender against any loss
          ------------------
or expense which Lender may actually sustain or incur as a consequence of (i) any payment or prepayment of the Loan or any portion thereof made on a date other than a Payment Date, (ii) any default in payment or prepayment of the Principal or any part thereof or interest accrued thereon, as and when due and payable (at the date thereof or otherwise, and whether by acceleration or otherwise), (iii) any delay in making a requested Advance by reason of any Borrower's act or failure to act or failure to satisfy a condition precedent to the making of such Advance and (iv) the occurrence of any Event of Default, in each case including any loss or expense actually sustained or incurred or determined by Lender to be actually sustained or incurred in liquidating or redeploying deposits from third parties acquired to effect or maintain the Loan or any part thereof. Such loss or expense shall include any Yield Maintenance Premium payable hereunder, as well as, but without double counting, an amount equal to the excess, if any, as determined by Lender of (A) its cost of obtaining the funds for the Loan or portion thereof being paid or prepaid for the period from the date of such payment or prepayment to the last day of the then current Interest Period over (B) the amount of interest (as determined by Lender) that would be realized by Lender in redeploying the funds so paid or prepaid for the balance of such Interest Period. Lender shall deliver to Borrowers a statement for any such sums which it is entitled to receive pursuant to this Section 3.9, which statement shall include a reasonable explanation for the amount(s) thereof. Such statement shall be binding and conclusive absent manifest error.


 IV  CASH MANAGEMENT; ESCROWS AND RESERVES
     -------------------------------------

     4.1  CASH MANAGEMENT ARRANGEMENTS.  All Rents shall be transmitted directly
          ----------------------------
by tenants of each Collateral Property into one or more accounts (the "CLEARING ACCOUNTS") maintained by the applicable Borrower but controlled by Lender at one or more banks selected by the applicable Borrower (the "CLEARING BANKS") as more fully described in the Blocked Account Agreements. All Rents received by a Borrower or Manager shall be deposited into the applicable Clearing Account within one Business Day of receipt. Funds deposited into the Clearing Accounts shall be swept by the Clearing Banks on a daily basis into respective Borrowers' respective operating accounts (or joint operating account) at the Clearing Banks (which accounts are under the sole control of the respective Borrowers), unless a Cash Management Event shall have occurred; in which event, until a Cash Management Termination, such funds shall be swept by the Clearing Banks on a daily basis into the applicable Eligible Account at the Deposit Bank controlled by Lender (a "DEPOSIT ACCOUNT") and applied and disbursed in accordance with this Agreement and the applicable Deposit Account Agreement. Lender may (and during the continuation of a Cash Management Event Lender will) also establish subaccounts of each Deposit Account for the purpose of retaining all Funds described in this Article IV and for retaining the monthly interest payments, which subaccounts shall at all times be Eligible Accounts (such subaccounts, and any other accounts or subaccounts at the Deposit Bank, other than the Deposit Accounts, are referred to herein as "SUBACCOUNTS"). Borrowers, Lender and the Deposit Bank shall also enter into a Master Deposit Account Agreement (the "MASTER DEPOSIT ACCOUNT AGREEMENT") pursuant to which an Eligible Account controlled by Lender shall be established at the Deposit Bank (the "MASTER DEPOSIT ACCOUNT") into which funds shall be swept in accordance with the terms of the Deposit Account Agreements and this Agreement. The Clearing Accounts, the Deposit Accounts, any Subaccount and the Master Deposit Account will be under the sole control and dominion of Lender, and Borrower shall have no right of withdrawal therefrom. Amounts in the Deposit Accounts and the Master Account Deposit shall be invested in Permitted Investments in accordance with the Deposit Account Agreements and the Master Account Agreement.

     4.2  REQUIRED REPAIRS; REQUIRED REPAIR FUNDS.
          ---------------------------------------

          4.2.1  REQUIRED REPAIRS.  Each Borrower identified on Schedule 4 shall
                 ----------------                               ----------
promptly commence and thereafter diligently complete each item of the repairs and Remedial Work at such Borrower's Collateral Property described on Schedule 4
                                                                      ----------
(the "REQUIRED REPAIRS"). On the date hereof, each such Borrower shall deposit with Lender the amount set forth for such Borrower on Schedule 4 (the "REQUIRED
                                                      ----------
REPAIR FUND"). Lender shall have the right to require that additional sums be deposited into the Required Repair Fund in connection with any property added (and as a condition to such property being added) to the Collateral Pool after the date hereof. Lender shall invest the Required Repair Fund in Permitted Investments.

          4.2.2  RELEASE OF REQUIRED REPAIR FUNDS.  From time to time (but not
                 --------------------------------
more often than monthly), Lender shall disburse funds held in the Required Repair Fund to the applicable Borrower, within 30 days after the delivery by the applicable Borrower to Lender of a request therefor, in increments of at least $5,000 provided that (i) on the day of the request and on the day of payment no Event of Default shall have occurred and be continuing; (ii) such disbursement is for a Repair Expense that has been incurred by such Borrower; (iii) Lender shall have (if it desires) verified (by an inspection conducted at the applicable Borrower's expense) performance of the work associated with such Repair Expense; (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (r) the amount of funds to be disbursed, (s) that such funds will be used to pay or reimburse the applicable Borrower for Repair Expenses and a description thereof, (t) that the funds remaining in the Required Repair Fund after such disbursement are equal to or more than 125% of the cost to fully complete and pay for the remaining Required Repairs, (u) that the work that is the subject of such disbursement has been performed in a good and workmanlike manner and in accordance with all Legal Requirements, (v) the identity of each Person that supplied materials or labor in connection with the Required Repairs, (w) that each such Person has been or, upon receipt of the requested disbursement, will be paid in full, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement, those otherwise permitted to be outstanding under Section 7.8) have been paid in full,
(y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Repair Expenses; and (v) if requested by Lender, such Borrower shall deliver to Lender (A) copies of appropriate Lien waivers or other evidence of payment satisfactory to Lender, (B) a title search for the applicable Collateral Property indicating that it is free from all Liens not previously approved by Lender, (C) a copy of each License required in connection with the Required Repairs, and (D) such other evidence as Lender shall reasonably request that the Required Repairs (or portion thereof in question) have been completed and paid for.

          4.2.3  REPAIR FUND L/C.  (a)  Each Borrower shall have the option, at
                 ---------------
any time when no Event of Default exists, to deliver to Lender a Letter of Credit in a face amount equal to the sum then required to be on deposit in the Required Repair Fund with respect to such Borrower (a "REPAIR FUND L/C"). Upon the delivery by a Borrower of a Repair Fund L/C, Lender shall return to such Borrower the undisbursed portion of any deposit previously made by such Borrower into the Required Repair Fund.

          (b) Provided no Event of Default then exists, Lender shall return a Repair Fund L/C to the applicable Borrower when the Required Repairs pertaining to such Borrower's

Collateral Property have been fully performed and paid for and such Borrower has delivered to Lender the items described in clauses (i) through (v) of Section
4.2.2. If Borrowers deliver one Repair Fund L/C in the aggregate amount of all Required Repair Funds, then, when the Required Repairs pertaining to a Borrower's Collateral Property have been fully performed and paid for and such Borrower has delivered to Lender the items described in clauses (i) through (iv) and, if requested by Lender, clause (v) of Section 4.2.2., Lender shall, provided no Event of Default then exists, agree to accept a new Repair Fund L/C or an amendment to the Repair Fund L/C which will have the effect of reducing the Repair Fund L/C to an amount equal to the then required aggregate amount of all Required Repair Funds.

          (c) To the extent Lender draws on any Repair Fund L/C, the proceeds of such draw shall be held in the Required Repair Fund in accordance with Sections
4.2.1 and 4.2.2.

          (d) (i)   Upon the occurrence of an Event of Default, Lender shall
have the right, but not the obligation, to draw on any Repair Fund L/C and apply the proceeds thereof to pay any of the following in any order that Lender may elect in its sole and absolute discretion: Taxes, Insurance Premiums, Ground Rent, payments on account of Required Repairs and any amounts then due and payable under any Loan Document.

              (ii) Lender shall have the additional right to draw on any Repair Fund L/C:

                    (A) if at least 30 days prior to the date on which such
                        Repair Fund L/C is scheduled to expire Lender has not received a notice from the issuer of such Repair Fund L/C that such Repair Fund L/C has been extended for a period of at least one year;

                    (B) upon receipt of notice from the issuer of such Repair
                        Fund L/C that such Repair Fund L/C will be terminated;
                        or

                    (C) ten Business Days after Lender has notified the
                        applicable Borrower that the issuer of such Repair Fund L/C is no longer an Approved Bank.

              (iii) Notwithstanding anything to the contrary contained in this
Section 4.2.3 or elsewhere in this Agreement, Lender shall have no obligation to draw on any Repair Fund L/C upon the happening of an event described in subsections (d)(ii)(A), (B) or (C) or otherwise, and Lender shall not be liable for any losses sustained by any Borrower due to the insolvency of the issuer of any Repair Fund L/C, notwithstanding that Lender elected not to draw on such Repair Fund L/C.

     4.3  TAX AND INSURANCE ESCROW FUND.  Each Borrower shall pay to Lender on
          -----------------------------
each Payment Date (i) one-twelfth of the Taxes for such Borrower's Collateral Property that Lender estimates will be payable during the next 12 months in order to accumulate with Lender sufficient funds to pay all such Taxes at least 30 days prior to their respective due dates, and (ii) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies relating to such Borrower's Collateral Property upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least 30 days prior to the expiration of such Policies (the amounts paid under the foregoing clauses (i) and (ii) with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "TAX AND INSURANCE ESCROW FUND"). Lender will (a) apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by the respective Borrowers pursuant to Sections 6.2 and 8.1 prior to the date upon which interest or penalties would be imposed, provided that the applicable Borrower has promptly supplied Lender with notices of all Taxes and Insurance Premiums due for such Borrower's Collateral Property, or (b) reimburse the applicable Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate in form and substance satisfactory to Lender; subject, however, to a Borrower's right to contest Taxes in accordance with Section 6.2. Following the payment by Lender of any Taxes pursuant to this
Section 4.3, Lender shall send a "paid" receipt to the applicable Borrower. Provided each Borrower has deposited funds into the Tax and Insurance Escrow Fund as required under this Section and given Lender timely notice of the amount and due date of such taxes, Borrowers shall not be liable for interest or penalties resulting from late payment of such Taxes by Lender, and, so long as no portion of the Debt has been accelerated, Lender or Servicer shall be responsible for such interest and penalties. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts next coming due for Taxes and Insurance Premiums pursuant to Sections
6.2 and 8.1, Lender shall, in its sole discretion, return any excess to the applicable Borrower(s) or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the Taxes or Insurance Premiums next coming due, Lender shall notify the applicable Borrower(s) of such determination and the applicable Borrower(s) shall increase their respective monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least 30 days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. Lender acknowledges that each Borrower currently causes its Premiums to be paid by Afco Acceptance Corp. ("Afco") through an agreement with Westfield America, Inc., and Lender agrees that amounts for each Borrower's Premiums held in such Borrower's Tax and Insurance Escrow Fund shall be released to reimburse such Borrower for payments made by it to reimburse Westfield America, Inc. for the amounts paid to Afco with respect to such Borrower's Premiums (subject to compliance by such Borrower with clause (b) of this Section 4.3) or any other similar arrangements
              ----------         -----------
reasonably acceptable to Lender.

     4.4  REPLACEMENT RESERVES.
          --------------------

          4.4.1  REPLACEMENT RESERVE FUND.  Each Borrower shall pay to Lender on
                 ------------------------
each Payment Date (in addition to other payments required hereunder) an amount equal to the Monthly Replacement Deposit for such Borrower's Collateral Property (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "REPLACEMENT RESERVE FUND"). If the amount of the Replacement Reserve Fund shall exceed the amounts due for Approved Replacement Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to the applicable Borrower(s) or, if future Replacement Reserve Fund payments are then required, credit such excess against such future payments.

          4.4.2  PAYMENT OF REPLACEMENT EXPENSES.   From time to time (but not
                 -------------------------------
more often than monthly), Lender shall disburse funds held in the Replacement Reserve Fund to the applicable Borrower, within 30 days after the delivery by the applicable Borrower to Lender of a request therefor, in increments of at least $5,000 provided that (i) on the day of the request and on the day of payment no Event of Default shall have occurred and be continuing; (ii) such disbursement is for a Replacement Expense that has been incurred by such Borrower (provided that, during the continuance of a Cash Management Event, such Replacement Expense must be an Approved Replacement Expense); (iii) Lender shall have (if it desires) verified (by an inspection conducted at the applicable Borrower's expense) performance of the work associated with such Approved Expense (or Replacement Expense, as the case may be); and (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay or reimburse the applicable Borrower for Approved Replacement Expenses (or Replacement Expenses, as the case may be) and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement, those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Replacement Expenses (or Replacement Expenses, as the case may be), and (B) reasonably detailed documentation as to the amount, necessity and purpose therefor.

     4.5  ROLLOVER RESERVES.
          -----------------

          4.5.1  ROLLOVER RESERVE FUND.   Each Borrower shall pay to Lender on
                 ---------------------
each Payment Date the Monthly Rollover Deposit for such Borrower's Collateral Property (in addition to other payments required hereunder) (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "ROLLOVER RESERVE FUND"). Lender will apply such payments to payment of Approved Leasing Expenses pursuant to the terms hereof. Each Borrower shall also deposit into the Rollover Reserve Fund all payments ("Lease Termination Payments") received from tenants in connection with the termination or cancellation of any Lease more than one year prior to its expiration date, including fees, penalties and commissions (provided that, upon the releasing of all or any portion of the space demised under such cancelled or terminated space, Lender shall, upon the applicable Borrower's request and provided no Event of Default then exists, release to such Borrower the portion, if any, of the

Lease Termination Payment which exceeds the actual Leasing Expenses incurred or to be incurred in connection with such releasing). If the amount of the Rollover Reserve Fund shall exceed the amounts due for Approved Leasing Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to the applicable Borrower(s), credit such excess against future payments to the Rollover Reserve Fund or allocate such excess to other Subaccounts. If Lender determines in its reasonable judgment that the amount of the Rollover Reserve Fund will be insufficient to pay the amounts due or to become due for Approved Leasing Expenses (after taking into accounts any Lease Termination Payments theretofore deposited into the Rollover Reserve), Lender may adjust the monthly amounts required to be deposited into the Rollover Reserve Fund upon 30 days' notice to the applicable Borrower(s). Alternatively, Lender may in its discretion determine that the amount of the Rollover Reserve Fund will exceed the amounts due or to become due for Approved Leasing Expenses, in which case Lender may reduce the monthly amounts to be deposited therein.

          4.5.2  PAYMENT OF LEASING EXPENSES.  From time to time (but not more
                 ---------------------------
than once per month) Lender shall disburse funds held in the Rollover Reserve Fund to the applicable Borrower(s), within 15 days after the delivery by the applicable Borrower(s) to Lender of a request therefor, in increments of at least $5,000, provided (i) on the day of the request and on the day of payment no Event of Default shall have occurred and be continuing; (ii) such disbursement is for an Approved Leasing Expense; (iii) Lender shall have (if it desires) verified (by an inspection conducted at such Borrower's expense) performance of any construction work associated with such Approved Leasing Expense; and (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used only to pay (or reimburse the applicable Borrower(s) for) Approved Leasing Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used only to pay (or reimburse the applicable Borrower(s) for) the previously identified Approved Leasing Expenses, and (B) reasonably detailed supporting documentation as to the amount, necessity and purpose therefor. During the continuance of a Cash Management Event, any such disbursement to pay (rather than reimburse) Approved Leasing Expenses may, at Lender's option, be made by joint check payable to the applicable Borrower(s) and the payee of such Approved Leasing Expenses.

     4.6  GROUND RENT ESCROW.
          ------------------

          4.6.1  GROUND RENT ESCROW FUND.  Each Borrower whose Collateral
                 -----------------------
Property is subject to a Ground Lease that requires payment of net annual rent on other than a monthly basis, shall pay to Lender on each Payment Date one-twelfth of the annual net rent that Lender estimates will be payable under such Ground Lease during the next 12 months in order to accumulate with Lender sufficient funds to pay the then next installment of annual net rent due under such Ground Lease at least 30 days prior to the due date thereof (such payments with respect to all Ground Leases, less disbursements thereof pursuant hereto, the "GROUND RENT ESCROW FUND"). Lender will apply the Ground Rent Escrow Fund to payments of annual net rent required to be made by the applicable Borrower under its Ground Lease, or to reimburse such Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate of such Borrower in form and substance satisfactory to Lender. In making any payment relating to the Ground Rent Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the landlord under the applicable Ground Lease, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any claim by such landlord. If at any time Lender determines that the portion of the Ground Rent Escrow Fund allocable to any Ground Lease is not or will not be sufficient to pay the annual net Rent pursuant to such Ground Leases next coming due, Lender shall notify the applicable Borrower(s) of such determination and the applicable Borrower(s) shall increase its (their) monthly payments to Lender by the amount that Lender reasonably estimates is sufficient to make up the deficiency at least 30 days prior to delinquency of the annual net rent under the applicable Ground Lease(s).

     4.7  OPERATING EXPENSE RESERVES.
          --------------------------

          4.7.1  OPERATING EXPENSE RESERVE FUND.  After the occurrence of a Cash
                 ------------------------------
Management Event each Borrower shall pay to Lender an amount equal to the Approved Operating Expenses for its Collateral Property for the next Current Month (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "OPERATING EXPENSE RESERVE FUND"). If the amount of the Operating Expense Reserve Fund shall exceed the amounts due for Approved Operating Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to the applicable Borrower(s) or, if future Operating Reserve Fund payments are then required, credit such excess against such future payments.

          4.7.2  PAYMENT OF APPROVED OPERATING EXPENSES.  From time to time (but
                 --------------------------------------
not more than once per month) Lender shall disburse funds held in the Operating Expense Reserve Fund to the applicable Borrower(s), provided (i) on the day of the request and on the date of payment no portion of the Debt shall have been accelerated ; (ii) such disbursement is for an Approved Operating Expense; and
(iii) such disbursement is requested by the applicable Borrower(s) in writing, accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay Approved Operating Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been or will be used to pay the previously identified Approved Operating Expenses, and (B) reasonably detailed documentation as to the amount, necessity and purpose therefor. Subject to satisfaction of the preceding conditions, if Lender receives from a Borrower a valid request for a disbursement for payment of Approved Operating Expenses for the then Current Month at least five Business Days prior to the Payment Date occurring in such Current Month, then the disbursement in respect of such Approved Operating Expenses shall be made to such Borrower on such Payment Date. Notwithstanding anything to the contrary in the foregoing, during the continuance of an Event of Default Lender shall have the right, in lieu of disbursing to Borrowers funds from the Operating Expense Reserve Fund, to pay such funds directly to the obligees or to pay such funds to the applicable Borrower and the obligee in question jointly.

     4.8  CASUALTY/CONDEMNATION FUND.  The applicable Borrower shall pay, or
          --------------------------
cause to be paid, to Lender all Proceeds or Awards due to any Casualty or Condemnation (such amounts, less disbursements thereof pursuant hereto, the "CASUALTY/CONDEMNATION FUND"), in accordance with the provisions of Article
VIII. All amounts in the Casualty/Condemnation Fund shall disbursed in accordance with the provisions of Article VIII.

     4.9  SECURITY DEPOSITS.  (a) Security deposits under Leases shall not be
          -----------------
commingled with any other funds of any Borrower (unless permitted by applicable Legal Requirements) and all security deposits paid in cash under Leases, shall, unless permitted to be commingled with Borrowers' funds under applicable Legal Requirements, be deposited by the applicable Borrower at an account at the Clearing Bank. After the occurrence of a Cash Management Event, each Borrower shall, upon Lender's request, if permitted by applicable Legal Requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) under Leases, to be held by Lender in the Security Deposit Subaccount subject to the terms of the Leases. If applicable Legal Requirements prohibit any Borrower from turning over to Lender security deposits under Leases, such Borrower shall keep such security deposits at a separately designated account at the Clearing Bank so that the security deposits shall not be commingled with any other funds of such Borrower. Security deposits held in the Security Deposit Subaccount will be released by Lender upon notice from the applicable Borrower together with such evidence as Lender may reasonably request that such security deposit is required to be returned to a tenant pursuant to the terms of a Lease or may be applied as Rent pursuant to the rights of such Borrower under the applicable Lease.

          (b) Any letter of credit or other instrument that a Borrower receives in lieu of a cash security deposit shall (i) be maintained in full force and effect in the full amount unless replaced by a cash deposit as hereinabove described, (ii) if pertaining to a Material Lease, be issued by an institution reasonably satisfactory to Lender, (iii) if permitted pursuant to any Legal Requirements, name Lender as payee or mortgagee thereunder (or be fully assignable to Lender) and (iv) in all respects, comply with any applicable Legal Requirements and, if pertaining to a Material Lease, otherwise be reasonably satisfactory to Lender. Each Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of such Borrower's compliance with the foregoing.

     4.10 GRANT OF SECURITY INTEREST; APPLICATION OF FUNDS.  As security for
          ------------------------------------------------
payment of each Borrower's Allocable Share of the Debt and the performance by each Borrower of all other terms, conditions and provisions of the Loan Documents, each Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, all right, title and interest of such Borrower in and to all Rents and in and to all payments to or monies held in the Clearing Accounts, the Deposit Account, the Subaccounts and the Master Deposit Account (collectively, the "CASH MANAGEMENT ACCOUNTS"), and in the Required Repair Fund, Tax and Insurance

Escrow Fund, Replacement Reserve Fund, Rollover Reserve Fund, Operating Expense Reserve Fund, UNOI Fund, Regal Reserve Fund, Environmental Fund, Parkway Reserve Fund, Parkway Reserve #2 Fund, Cash Collateral Fund and Casualty/Condemnation Fund (collectively, together with all other funds designated as or deemed to be "FUNDS" under this Agreement, the "FUNDS"). Each Borrower for itself and on behalf of each of its Affiliates hereby grants to Lender a continuing security interest in, and agrees to hold in trust for the benefit of Lender, all Rents in its possession prior to the (i) payment of such Rents to Lender or (ii) deposit of such Rents into the Deposit Account. No Borrower shall, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Cash Management Account or Fund, or permit any Lien to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums in any Cash Management Account or Fund as provided under Section 3.1.3(c). The parties hereto acknowledge that sums at any time in the Remainder Subaccounts and/or in the Master Deposit Account have also been pledged to Lender pursuant to, and as additional collateral for, the Guaranties.

     4.11 INVESTMENTS OF FUNDS.  Provided that no Event of Default is
          --------------------
continuing, upon the written request of Borrowers, which request may be made once per Interest Period, Lender shall direct the Deposit Bank to invest and reinvest any balance in the Deposit Accounts or any Subaccount from time to time in Permitted Investments as instructed by Borrowers, all as set forth in the Deposit Account Agreements. At all other times such investment and reinvestment decisions shall be made by Lender, it being the intent of the parties that, to the extent practicable, prior to acceleration of the Debt or any portion thereof, funds in the Deposit Accounts and the Master Deposit Account shall be invested at all times.

     4.12 UNOI LETTER OF CREDIT.
          ---------------------

          (a) On the date hereof Borrowers shall deposit with Lender the sum of $1,615,000 (the "UNOI FUND"); provided, however, that in lieu of all or any part of the UNOI Fund, Borrowers may deliver to Lender a Letter of Credit (the "UNOI L/C") in the face amount of the required UNOI Fund (or the applicable portion thereof).

          (b) After the date hereof Borrowers shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the amount then in the UNOI Fund (also, a "UNOI L/C"). Upon delivery to Lender of such UNOI L/C, Lender shall return to Borrowers the funds then on deposit in the UNOI Fund.

          (c) If the Debt Service Coverage Ratio as of June 11, 1999 or December 11, 1999 is 1.35 or greater, Lender shall return to Borrowers all UNOI L/Cs and any UNOI Fund then held by Lender. If the Debt Service Coverage Ratio as of June 11, 1999 and as of December 11, 1999 is less than 1.35, Lender shall hold the UNOI L/Cs and UNOI Fund as additional security for the Loans until the Loans are paid in full.

          (d) If at any time the issuer of a UNOI L/C ceases to be an Approved Bank, Borrowers shall, within 30 days after request by Lender, deliver to Lender a new UNOI L/C issued by an Approved Bank (or immediately available funds in such amount for deposit into the UNOI Fund), whereupon Lender shall return the original UNOI L/C to Borrowers.

          (e) If Borrowers fails to comply with the provisions of Section
                                                                  -------
4.12(d), or if at any time a UNOI L/C is not replaced or renewed at least 30
-------
days prior to its date of expiration, Lender may draw on such UNOI L/C and the proceeds thereof shall be deposited into the UNOI Fund.

          (f) If for any reason a UNOI L/C shall expire without a replacement UNOI L/C having been delivered to Lender, Borrowers shall, within 5 days after demand, deliver to Lender a new UNOI L/C (or immediately available funds in such amount for deposit into the UNOI Fund).

     4.13 OAKRIDGE OPTION FUND.
          --------------------

          (a) On the date hereof, the Oakridge Borrower shall deposit with Lender the sum of $4,500,000, representing 25% as of the current estimated purchase price for the fee estate in the Oakridge Property pursuant to the Primary Option as set forth and defined in the Oakridge Option Agreement (such deposit, together with all amounts paid to Lender pursuant to paragraphs (b) and
(c) of this Section 4.13, being called the "OAKRIDGE OPTION FUND").
            ------------

          (b) On each Payment Date occurring between the date hereof and September 15, 2000 (the latter date being the first day of the Primary Option Period (as defined in the Oakridge Option Agreement), Oakridge Borrower shall pay to lender an amount equal to $204,545.45 (or such other monthly amount as Lender may reasonably determine to be necessary in order that the aggregate amount in the Oakridge Option Fund on the Payment Date immediately preceding the Primary Option Period shall be equal to 50% of the purchase price for the fee estate pursuant to the Primary Option.

          (c) On each Payment Date occurring between September 16, 2000 and June 15, 2002 (the latter date being the first day of the Secondary Option Period as defined in the Oakridge Option Agreement), Oakridge Borrower shall pay to Lender an amount equal to $1,000,000 (or such other amount as Lender may reasonably determine to be necessary in order that the aggregate amount in the Oakridge Option Fund on the Payment Date immediately preceding the Secondary Option Period shall be equal to 100% of the purchase price for the fee estate pursuant to the Secondary Option).

          (d) Oakridge Borrower shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the sum then required to be in the Oakridge Option Fund (the "OAKRIDGE L/C"). Upon delivery to Lender of the Oakridge L/C, Lender shall return to Oakridge Borrower the funds then on deposit in the Oakridge Option Fund.

          (e) If at any time the issuer of the Oakridge L/C ceases to be an Approved Bank, Oakridge Borrower shall, within thirty (30) days after request by Lender, deliver to lender a new Oakridge L/C issued by an Approved Bank (or immediately available funds in amount of such Letter of Credit), whereupon Lender shall return the original Oakridge L/C to Oakridge Borrower.

          (f) If Oakridge Borrower fails to comply with the provisions of
Section 4.13(e), or if at any time the Oakridge L/C is not replaced or renewed
---------------
at least thirty (30) days prior to its expiration, Lender may draw on the Oakridge L/C and the proceeds thereof shall constitute the Oakridge Option Fund.

          (g) If for any reason the Oakridge L/C should expire without a replacement Oakridge L/C having been delivered to Lender, Oakridge Borrower shall, within 5 days after demand, deliver to Lender a new Oakridge L/C, or deposit funds with Lender, in the amount then required to be in the Oakridge Option Fund.

          (h) Upon the exercise of the Secondary Option, the Oakridge Borrower shall deposit into the Oakridge Option Fund the amount, if any, by which the purchase price for the fee estate pursuant to the Secondary Option exceeds the sum of (i) the amount of any Oakridge L/C then held by Lender plus (ii) amounts theretofore deposited into the Oakridge Option Fund (less any such amounts returned to Oakridge Borrower pursuant to Section 4.13(d)).

          (i) Upon the exercise of the Primary Option or the Secondary Option, Lender shall release the Oakridge Reserve Fund, or return to Oakridge Borrower the Oakridge L/C, provided that, simultaneously with such release or return, Oakridge Borrower executes and delivers to Lender such documents as Lender may reasonably request to spread the liens of the first and second Mortgages concerning the Primary Oakridge Ground Lease, and any other applicable loan documents, so as to encumber the fee estate in the Oakridge Property and to cause the Title Policies insuring such Mortgages to be endorsed so as to cover such first and second Mortgages as so spread.

          (j) Upon demand of Lender at any time after both (1) the Primary Option Period has commenced, and (2) the landlord under the Primary Oakridge Ground Lease has given a notice of default to the tenant thereunder which remains uncured, the Oakridge Borrower shall exercise the Primary Option and close thereunder, and spread the liens of its Mortgages as described in Section
                                                                        -------
4.13(h), above.
-------

          (k) Westfield America, Inc. (the "OAKRIDGE GUARANTOR") has delivered to Lender a guaranty (the "OAKRIDGE GUARANTY") of the obligations of Oakridge Borrower under paragraph (h) of this Section 4.13.
               -------------         ------------

     4.14 CASH COLLATERAL FUND.
          --------------------

          (a) After the occurrence of a Cash Management Event, all Rents remaining in a Deposit Account after application thereof pursuant to clause "Ninth" of Section 3.1.3(a), shall be transferred to the Master Deposit Account
           ----------------
(all funds at any time in the Master Deposit Account being called the "Cash Collateral Fund").

          (b) Funds in the Cash Collateral Subaccount shall be utilized to pay
(i) fees and other sums due and payable to the Management Consultants, to the extent such fees and sums have not been paid pursuant to clauses "Seventh" and "Ninth" of Section 3.1.3(a), and (ii) other payments described in clause (i) through (ix) of Section 3.1.3(a) to the extent the Rents from any Borrower's
                ----------------
Collateral Property are insufficient to pay same.

          (c) Upon a Cash Management Termination, Lender shall deliver to Borrower all sums then in the Cash Collateral Fund.

     4.15 REGAL RESERVE FUND.
          ------------------

          (a) On the date hereof Parkway Borrower shall deposit with Lender the sum of $2,550,000 (such sum, less disbursements thereof pursuant hereto, the "REGAL RESERVE").

          (b) From time to time (but not more often than monthly), Lender shall disburse funds held in Regal Reserve to Parkway Borrower, within 30 days after the delivery by the Parkway Borrower to Lender of a request therefor, in increments of at least $5,000, provided that (i) on the day of the request and on the day of payment no Event of Default shall exist and (ii) such request for disbursement is accompanied by an Officer's Certificate certifying (A) that the amount of such requested disbursement is due and payable to Regal Cinema pursuant to its lease and (B) all prior disbursements to Parkway Borrower pursuant to this Section 4.15(b) have been paid to Regal Cinema.

          (c) Parkway Borrower shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the sum then required to be in the Regal Reserve Fund (the "REGAL L/C"). Upon delivery to Lender of the Regal L/C, Lender shall return to Parkway Borrower the funds then on deposit in the Regal Reserve Fund.

          (d) If at any time the issuer of the Regal L/C ceases to be an Approved Bank, Parkway Borrower shall, within thirty (30) days after request by Lender, deliver to Lender a new Regal L/C issued by an Approved Bank (or immediately available funds in amount of such Letter of Credit), whereupon Lender shall return the original Regal L/C to Parkway Borrower.

          (e) If Parkway Borrower fails to comply with the provisions of Section
                                                                         -------
4.15(d), or if at any time the Regal L/C is not replaced or renewed at least
-------
thirty (30) days prior to its expiration, Lender may draw on the Regal L/C and the proceeds thereof shall constitute the Regal Reserve Fund.

          (f) If for any reason the Regal L/C should expire without a replacement Regal L/C having been delivered to Lender, Parkway Borrower shall, within 5 days after demand, deliver to Lender a new Regal L/C, or deposit funds with Lender, in the amount then required to be in the Regal Reserve Fund.

     4.16 ENVIRONMENTAL FUND.
          ------------------

          (a) On the date hereof Fox Hills Malls LLC ("FOX HILLS BORROWER") shall deposit with Lender the sum of $100,000 (the "ENVIRONMENTAL FUND"); provided, however, that in lieu of the Environmental Fund, Fox Hills Borrower may deliver to Lender a Letter of Credit (an "ENVIRONMENTAL L/C") in a face amount equal to the required Environmental Fund.

          (b) After the date hereof Fox Hills Borrower shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the amount then in the Environmental Fund (also, an "ENVIRONMENTAL L/C"). Upon delivery to Lender of such Environmental L/C, Lender shall return to Fox Hills Borrower the funds then on deposit in the Environmental Fund.

          (c) Certain 1991 environmental reports disclosed low levels of chlorinated solvents at the Collateral Property owned by Fox Hills Borrower. Upon the delivery to Lender of evidence reasonably satisfactory to Lender that such solvents have been removed or that the conditions pertaining thereto are such that no remediation is necessary to satisfy Lender's standards and requirements, Lender shall, provided no Event of Default then exists, return to Fox Hills Borrower the Environmental Fund or Environmental L/C. Fox Hills Borrower acknowledges that soil testing may be required in connection with the foregoing.

          (d) If at any time the issuer of an Environmental L/C ceases to be an Approved Bank, Fox Hills Borrower shall, within 30 days after request by Lender, deliver to Lender a new Environmental L/C issued by an Approved Bank (or immediately available funds in such amount for deposit into the Environmental
Fund), whereupon Lender shall return the original Environmental L/C to Fox Hills Borrower.

          (e) If Fox Hills Borrower fails to comply with the provisions of
Section 4.16(d), or if at any time an Environmental L/C is not replaced or
---------------
renewed at least 30 days prior to its date of expiration, Lender may draw on such Environmental L/C and the proceeds thereof shall be deposited into the Environmental Fund.

          (f) If for any reason an Environmental L/C shall expire without a replacement Environmental L/C having been delivered to Lender, Fox Hills Borrower shall, within 5 days after demand, deliver to Lender a new Environmental L/C (or immediately available funds in such amount for deposit into the Environmental Fund).

     4.17 PARKWAY RESERVE #2 FUND.
          -----------------------

          (a) On the date hereof Parkway Borrower shall deposit with Lender the sum of $178,000 (the "PARKWAY RESERVE #2 FUND").

          (b) On or prior to the date of the second Advance, Parkway Borrower shall increase the amount on deposit in the Parkway Reserve #2 Fund to a total of $363,000 (unless the initial deposit into such Fund has then been released pursuant to Section 4.17(d).

          (c) After the date hereof Parkway Borrower shall have the option at any time, provided no Event of Default then exists, to deliver to Lender a Letter of Credit in a face amount equal to the amount then in the Parkway Reserve #2 Fund (the "PARKWAY RESERVE #2 L/C"). Upon delivery to Lender of such Parking Reserve #2 L/C, Lender shall return to Parkway Borrower the funds then on deposit in the Parkway Reserve #2 Fund.

          (d) Upon the delivery to Lender of evidence reasonably satisfactory to Lender that Parkway Borrower has no further payment or contribution obligations for street and/or highway improvements under that certain Development Agreement by and between the City of El Cajon and H and H El Cajon for the Parkway Plaza Expansion dated as of March 17, 1989, Lender shall, provided no Event of Default then exists, return to Parkway Borrower the Parkway #2 Reserve Fund or Parkway #2 Reserve L/C.

          (e) If at any time the issuer of the Parkway Reserve #2 L/C ceases to be an Approved Bank, Parkway Borrower shall, within 30 days after request by Lender, deliver to Lender a new Parkway Reserve #2 L/C issued by an Approved Bank (or immediately available funds in such amount for deposit into the Parkway Reserve #2 Fund), whereupon Lender shall return the original Parkway Reserve #2 L/C to Parkway Borrower.

          (f) If Parkway Borrower fails to comply with the provisions of Section
                                                                         -------
4.17(e), or if at any time a Parkway Reserve #2 L/C is not replaced or renewed
-------
at least 30 days prior to its date of expiration, Lender may draw on such Parkway Reserve #2 L/C and the proceeds thereof shall be deposited into the Parkway Reserve #2 Fund.

          (g) If for any reason a Parkway Reserve #2 L/C shall expire without a replacement Parkway Reserve #2 L/C having been delivered to Lender, Borrowers shall, within 5 days after demand, deliver to Lender a new Parkway Reserve #2 L/C (or immediately available funds in such amount for deposit into the Parkway Reserve #2 Fund).

V   REPRESENTATIONS AND WARRANTIES
    ------------------------------

    5.1  BORROWER REPRESENTATIONS.  Each Borrower represents and warrants as of
         ------------------------
the date hereof that, except to the extent (if any) disclosed on Schedule 2 with reference to a specific subsection of this Section 5.1:

         5.1.1  ORGANIZATION; SPECIAL PURPOSE.  Each Borrower has been duly
                -----------------------------
organized
and is validly existing and in good standing under the laws of the State of formation, with requisite power and authority, and all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Each Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations. Each Borrower is a Special Purpose Bankruptcy Remote Entity, and the sole business of each Borrower is the ownership, management and operation of the Collateral Property owned by it.

          5.1.2  PROCEEDINGS; ENFORCEABILITY.  Each Borrower has taken all
                 ---------------------------
necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Loan Documents to which any Borrower is a party have been duly executed and delivered by such Borrower and constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity.

          5.1.3  NO CONFLICTS.  The execution, delivery and performance by each
                 ------------
Borrower of the Loan Documents to which it is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property of such Borrower pursuant to the terms of, any agreement or instrument to which such Borrower is a party or by which its property is subject (including any Ground Lease), nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over such Borrower or any of its properties. Each Borrower's rights under the Licenses and the Management Agreement pertaining to the Collateral Property owned by such Borrower will not be adversely affected by the execution and delivery of the Loan Documents, such Borrower's performance thereunder, the recordation of any Mortgage executed by such Borrower, or the exercise of any remedies by Lender. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution and delivery by any Borrower of the Loan Documents has been obtained and is in full force and effect.

          5.1.4  LITIGATION.  There are no actions, suits or other proceedings
                 ----------
at law or in equity by or before any Governmental Authority now pending or threatened against or affecting any Borrower, any Borrower Representative, the Manager or any Collateral Property, which, if adversely determined, might materially adversely affect the condition (financial or otherwise) or business of any Borrower, any Borrower Representative, Manager or the condition or ownership of any Collateral Property.

          5.1.5  AGREEMENTS.  No Borrower is a party to any agreement or
                 ----------
instrument or subject to any restriction which might adversely affect such Borrower or its Collateral Property, or such Borrower's business, properties, operations or condition, financial or otherwise. No Borrower is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or any Collateral Property is bound.

          5.1.6  TITLE.  Each Borrower has good fee title (or, if the Mortgages
                 -----
granted by such Borrower are leasehold mortgages, leasehold title) to the portion of its Collateral Property constituting Real Property, and good title to the balance of the Property, free and clear of all Liens except the Permitted Encumbrances. The Mortgages executed by each Borrower, when properly recorded in the appropriate records, together with any UCC financing statements required to be filed in connection therewith, will create (i) valid, perfected first and second priority lien on the fee interest in the Property (or, if the Mortgages granted by such Borrower are leasehold mortgages, the leasehold estate), and
(ii) perfected security interests in and to, and perfected collateral assignments of, all personalty proported to be covered by such Mortgages (including the Leases affecting such Collateral Property), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not materially adversely affect the value or use of any Collateral Property, or any Borrower's ability to repay such Borrower's Allocable Share of the Loan. There are no claims for payment for work, labor or materials affecting any Collateral Property which are or may become a Lien prior to, or of equal priority with, any Liens created by the Loan Documents.

          5.1.7  SURVEY.  To the best of each Borrower's knowledge, the survey
                 ------
for each Collateral Property delivered to Lender does not fail to reflect any material matter affecting such Collateral Property or the title thereto which is required to be reflected thereon in accordance with the standards for a Survey described in the definition thereof.

          5.1.8  NO BANKRUPTCY FILING.  None of the Borrowers is contemplating
                 --------------------
either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its property (a "BANKRUPTCY PROCEEDING"), and none of the Borrowers has any knowledge of any Person contemplating the filing of any such petition against any Borrower. In addition, no Borrower or Borrower Representative or any principal or Affiliate of any Borrower or Borrower Representative has been a party to, or the subject of a Bankruptcy Proceeding for the past ten years.

          5.1.9  FULL AND ACCURATE DISCLOSURE.  No statement of fact made by
                 ----------------------------
Borrower in any Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to any Borrower that has not been disclosed to Lender which adversely affects, or, as far as any Borrower can foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of any Borrower.

          5.1.10  NO PLAN ASSETS.  No Borrower is an "employee benefit plan," as
                  --------------
defined in Section 3(3) of ERISA, subject to Title I of ERISA, and no assets of any Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Sec tion 2510.3-101.

          5.1.11  COMPLIANCE.  Each Borrower and its Collateral Property and the
                  ----------
use thereof comply in all material respects with all applicable Legal Requirements. No Borrower is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of such Borrower. There has not been and shall never be committed by any Borrower or any other Person in occupancy of or involved with the operation or use of any Collateral Property any act or omission affording any Governmental Authority the right of forfeiture as against any Collateral Property or any part thereof or any monies paid in performance of any Borrower's obligations under any Loan Document.

          5.1.12  CONTRACTS.  As of September 10, 1998 there are no material
                   ---------
service, maintenance or repair contracts affecting any Collateral Property other than those identified on Schedule 7. All information set forth in Schedule 7 is
                         ----------                                ----------
true, accurate and complete in all material respects as of September 10, 1998. Except as disclosed on Schedule 7, there are no material service, maintenance or
                       ----------
repair contracts that are not terminable on one month's notice or less without cause and without penalty or premium. All service, maintenance or repair contracts affecting any Collateral Property have been entered into at arms-length in the ordinary course of a Borrower's business and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

          5.1.13  FINANCIAL INFORMATION.  All financial data, including the
                   ---------------------
statements of cash flow and income and operating expense, that have been delivered to Lender in respect of any Collateral Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of such Collateral Property as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. No Borrower has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that would have a material adverse affect on the financial condition of such Borrower. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of any Borrower from that set forth in said financial statements.

          5.1.14  CONDEMNATION.  No Condemnation or other proceeding has been
                  ------------
commenced or, to any Borrower's best knowledge, is contemplated with respect to all or part of any Collateral Property or for the relocation of roadways providing access to any Collateral Property.

          5.1.15  FEDERAL RESERVE REGULATIONS.  No part of the proceeds of the
                  ---------------------------
Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document.

          5.1.16  UTILITIES AND PUBLIC ACCESS.  Each Property has rights of
                  ---------------------------
access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service it for its intended uses. All public utilities necessary to the full use of each Collateral Property are located in the public right-of-way abutting such Collateral Property, and all such utilities are connected so as to serve such Collateral Property without passing over other property absent a valid easement. All roads necessary for the use of each Collateral Property for its current purpose have been completed and dedicated to public use and accepted by all Governmental Authorities.

          5.1.17  NOT A FOREIGN PERSON.  No Borrower is a "foreign person" with
                  --------------------
in the meaning of (S) 1445(f)(3) of the Code.

          5.1.18  SEPARATE LOTS.  There is no portion of any Collateral Property
                  -------------
which is part of a tax lot all or any portion of which is not encumbered by a Mortgage.

          5.1.19  ASSESSMENTS.  There are no pending or proposed material
                  -----------
special or other assessments for public improvements or otherwise affecting any Collateral Property, or any contemplated improvements to any Collateral Property that may result in such special or other assessments.

          5.1.20  ENFORCEABILITY.  The Loan Documents are not subject to, and no
                  --------------
Borrower has asserted, any right of rescission, set-off, counterclaim or defense, including the defense of usury. No exercise of any of the terms of the Loan Documents, or any right thereunder, will render any Loan Document unenforceable.

          5.1.21  INSURANCE.  Each Borrower has obtained and has delivered to
                  ---------
Lender insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement.

          5.1.22  USE OF PROPERTY; LICENSES.  Each Collateral Property is used
                  -------------------------
exclusively for retail and other appurtenant and related uses. Except as heretofore discussed in writing to Lender, all material certifications, permits, licenses and approvals, including certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property (collectively, the "LICENSES"), have been obtained and are in full force and effect. The uses being made of each Collateral Property are in conformity in all materials respects with, and are permitted under, the certificate of occupancy issued for such Collateral Property.

          5.1.23  FLOOD ZONE.  Except as disclosed on a survey delivered to
                  ----------
Lender, none of the Improvements on any Collateral Property is located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

          5.1.24  PHYSICAL CONDITION.  Except as otherwise disclosed in the
                  ------------------
written physical inspection reports heretofore delivered to Lender, each Collateral Property, including all Improvements, parking facilities, systems, Equipment and landscaping, are in good condition, order and repair in all material respects; there exists no structural or other material defect or damages to any Collateral Property, whether latent or otherwise. No Borrower has received notice from any insurance company or bonding company of any defect or inadequacy in any Collateral Property, or any part thereof, which would adversely affect its insurability or cause the imposition of extraordinary premiums or charges thereon or any termination of any policy of insurance or bond.

          5.1.25  ENCROACHMENTS.  All of the Improvements on any Collateral
                  -------------
Property included in determining the appraised value of such Collateral Property lie wholly within the boundaries and building restriction lines of such Collateral Property, and no improvement on an adjoining property encroaches upon such Collateral Property, and no easement or other encumbrance upon such Collateral Property encroaches upon any of the Improvements, so as to affect the value or marketability of such Collateral Property, except those insured against by the Title Insurance Policy.

          5.1.26  LEASES.  Borrowers have delivered to Lender a true, correct
                  ------
and complete rent roll for each Collateral Property (each a, "RENT ROLL"), which includes all Leases affecting such Collateral Property (including schedules for all executed Leases for tenants not yet in occupancy or under which the rent commencement date has not occurred). Except as set forth in the Rent Rolls and estoppel certificates delivered to Lender on or prior to the Funding Date for the applicable Collateral Property: (i) to the best of each Borrower's knowledge, each Lease is in full force and effect; (ii) the tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises, have commenced the payment of rent under the Leases, and, to the best of each Borrower's knowledge, there are no offsets, claims or defenses to the enforcement thereof; (iii) to the best of each Borrower's knowledge, all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than 30 days in advance; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and, to the best of each Borrower's knowledge, there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent; (v) to the best of each Borrower's knowledge, no tenant has made any written claim against the landlord under any Lease which remains outstanding, there are no defaults on the part of the landlord under any Lease, and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default; (vi) to each Borrower's best knowledge, there is no present material default by the tenant under any Lease; (vii) no Borrower holds any security deposits under the Leases; (viii) a Borrower is the sole owner of the entire lessor's interest in each Lease; (ix) to the best of each Borrower's knowledge, each Lease is the valid, binding and enforceable obligation of a Borrower and the applicable tenant thereunder; and (x) to the best of each Borrower's knowledge, no Person has any possessory interest in, or right to occupy, any Collateral Property except under the terms of a Lease. Notwithstanding the foregoing, the breach of any of the representations contained in the preceding sentence shall not constitute an Event of Default provided that (i) the relevant Lease is not a Material Lease and (ii) the facts resulting in such breach do not, after taking into account all other facts resulting in other breaches of the representations contained in the preceding sentence, do not have a material adverse affect on the value, Underwritten Net Operating Income, use or operation of any Collateral Property. None of the Leases contains any option to purchase or right of first refusal to purchase any Collateral Property or any part thereof. Neither the Leases nor the Rents have been assigned or pledged except to Lender, and no other Person has any interest therein except the tenants thereunder.

          5.1.27  FILING AND RECORDING TAXES.  All transfer taxes, deed stamps,
                  --------------------------
intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements in connection with the transfer of any Collateral Property to any Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid.

          5.1.28  INVESTMENT COMPANY ACT.  No Borrower is (i) an "investment
                  ----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          5.1.29  FRAUDULENT TRANSFER.  No Borrower has entered into the Loan or
                  -------------------
any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and each Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of each Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of each Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than such Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Borrower intends to, or believes that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of such Borrower).

          5.1.30  OWNERSHIP OF BORROWER.  As to each Borrower that is a limited
                  ---------------------
partnership, the sole general partner of such Borrower is its Borrower Representative. As to each Borrower that is a limited liability company, the sole managing member of such Borrower is its Borrower Representative. Westfield America, Inc. is the owner of all of the issued and outstanding capital stock of each Borrower Representative, all of which capital stock has been validly issued and fully paid and is nonassessable. The only limited partners or other members of each Borrower are identified on Schedule 5 hereto. The stock of each Borrower Representative and all limited partnership or membership interests in each Borrower are owned free and clear of all Liens, warrants, options and rights to purchase. No Borrower has an obligation to any Person to purchase, repurchase or issue any ownership interest in it. Attached hereto as Schedule 5 is an organizational chart for each Borrower indicating the ownership interests in each Borrower and its Borrower Representative.

          5.1.31  MANAGEMENT AGREEMENT.  The Management Agreement for each
                  --------------------
Collateral Property is in full force and effect. There is no default, breach or violation existing thereunder, and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation thereunder, by either party thereto. The Management Fee and the terms and provisions of the Management Agreement are subordinate to the Loan Documents in accordance with the term set forth in the applicable Manager Consent and Subordination. Lender approves the terms of the Management Agreements heretofore delivered to Lender.

          5.1.32  HAZARDOUS SUBSTANCES.  To the best of each Borrower's
                  --------------------
knowledge after due inquiry, except as disclosed in the written environmental reports delivered to Lender prior to the date hereof: (i) no Collateral Property is in violation of any Legal Requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any state super-lien and environmental clean-up statutes, any local law requiring related permits and licenses and all amendments to and regulations in respect of the foregoing laws (collectively, "ENVIRONMENTAL LAWS"); (ii) no Collateral Property is subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic, dangerous and/or regulated substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants, including asbestos, asbestos containing materials, petroleum, tremolite, anthlophylite, actinolite, polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "HAZARDOUS SUBSTANCES"); (iii) no Hazardous Substances are or have been (including the period prior to the acquisition of any Collateral Property by the Borrower that owns it), discharged, generated, treated, stored on, incorporated in, or removed from any Collateral Property other than in compliance with all Environmental Laws; (iv) except for Routine Hazardous Substances, no Hazardous Substances are or have been (including the period prior to the acquisition of any Collateral Property by the Borrower that owns it), disposed of or transported from any Collateral Property other than in compliance with all Environmental Laws; (v) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect any Collateral Property; and (vi) no underground storage tanks exist on any Collateral Property. There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of any Borrower which have not been provided to Lender.

          5.1.33  NAME; PRINCIPAL PLACE OF BUSINESS.  No Borrower uses or will
                  ---------------------------------
use any trade name and has done or will do business under any name other than its actual name set forth herein or the name of its Collateral Property. The principal place of business of each Borrower is its primary address for notices as set forth in Section 11.2, and no Borrower has any other place of business
                ------------
(other than its Collateral Property).

          5.1.34  SUBORDINATED DEBT.  No Borrower has any indebtedness with
                  -----------------
respect to its Collateral Property or any excess cash flow or any residual interest therein, whether secured or unsecured, other than Permitted Encumbrances and the permitted indebtedness described in Section 7.8.

          5.1.35  GROUND LEASE.  With respect to each Ground Lease:  (i) The
                  ------------
applicable Borrower has delivered to Lender a true and correct copy of such Ground Lease, together with all amendments and modifications thereto; (ii) such Ground Lease is in full force and effect and has not otherwise been modified or amended; (iii) to the best of each Borrower's knowledge, there are no defaults under such Ground Lease and no event has occurred, which with the passage of time, the giving of notice, or both, would constitute a default under such Ground Lease (iv) all rents, additional rents and other sums due and payable under such Ground Lease have been paid in full; (v) neither the lessee thereunder nor the Ground Lessor has commenced any action or given or received any notice for the purpose of terminating such Ground Lease; (vi) the applicable Borrower's interest in such Ground Lease may be encumbered by the Mortgages granted in connection with the Loan.

          5.1.36  REA.  With respect to each REA:  (i) the applicable Borrower
                  ---
has delivered to Lender a true and correct copy of such REA, together with all amendments and modifications thereto (other than the amendments identified on Schedule ll (the "UNDELIVERED DOCUMENTS"). Such REA is in full force and effect
-----------
and has not otherwise been modified or amended; (ii) except as disclosed in estoppels delivered to Lender prior to the Funding Date for the applicable Collateral Property, there are no defaults under such REA and no event has occurred, which with the passage of time, the giving of notice, or both, would constitute a default (other than a technical, non-material default which would not entitle a party to terminate or exercise any remedies with respect to an
REA) under such REA; (iii) all sums due and payable under such REA have been paid in full; (iv) no party thereto has commenced any action or given or received any notice for the purpose of terminating such REA; and (v) the applicable Borrower's interest in such REA may be encumbered by the Mortgages granted in connection with the Loan and is assignable without the consent of any other party to the REA.

          5.1.37  DEVELOPMENT AGREEMENT. The Master Development Framework
                  ---------------------
Agreement dated as of July 1, 1996, as amended on May 21, 1997, between Westfield U.S.

Development, L.P. and Westfield America, Inc. is in full force and effect. The Master Development Framework Agreement will not be binding on any person that acquires the Trust Property by reason of a foreclosure of a Mortgage or deed-in-lieu thereof. Lender approves the terms of the Master Development Framework Agreement.

     5.2  SURVIVAL OF REPRESENTATIONS AND COVENANTS.  All of the representations
          -----------------------------------------
and warranties in Section 5.1 and elsewhere in the Loan Documents (i) shall survive for so long as any portion of the Debt remains owing to Lender and (ii) shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. The representations, warranties and covenants set forth in Section 5.1.32 and 6.10 shall not be subject to the exculpation provisions of Section 11.1.

VI  AFFIRMATIVE COVENANTS
    ---------------------

    Until the end of the Term, Borrower hereby covenants and agrees with Lender that:

    6.1  EXISTENCE.  Each Borrower shall (i) do or cause to be done all things
         ---------
necessary to preserve, renew and keep in full force and effect its existence, rights, and franchises, (ii) continue to engage in the business presently conducted by it, (iii) obtain and maintain all Licenses applicable to it or its Collateral Property, and (iv) qualify to do business and remain in good standing under the laws of each jurisdiction, in each case as and to the extent required for the ownership, maintenance, management and operation of the Collateral Property owned by it.

    6.2  TAXES AND OTHER CHARGES.  Each Borrower shall pay all Taxes and Other
         -----------------------
Charges applicable to such Borrower and the Collateral Property owned by it as the same become due and payable, and deliver to Lender receipts for payment or other evidence satisfactory to Lender that such Taxes and Other Charges have been so paid no later than 30 days before they would be delinquent if not paid (provided, however, that a Borrower need not furnish such receipts for payment of Taxes paid by Lender pursuant to Section 4.3). No Borrower shall suffer and shall promptly cause to be paid and discharged any Lien against its Collateral Property other than Permitted Encumbrances, and shall promptly pay for all utility services provided to such Collateral Property. After prior notice to Lender, a Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application of any Taxes or Other Charges, provided that (i) no Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of such Taxes or Other Charges,
(iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which such Borrower is subject and shall not constitute a default thereunder, (iv) no part of or interest in any Collateral Property will be in danger of being sold, forfeited, terminated, canceled or lost, (v) such Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon, which shall not be less than 125% of the unpaid Taxes and Other Charges being contested (and in the case of any Taxes being contested, any sums in the Tax and Insurance Escrow fund dedicated to payment of such contested Taxes shall count toward such 125%), and (vi) such Borrower shall promptly upon final determination thereof pay the amount of such Taxes or Other Charges, together with all costs, interest and penalties. Lender may pay over any such security or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

     6.3  REPAIRS; MAINTENANCE AND COMPLIANCE; ALTERATIONS
          ------------------------------------------------

          6.3.1  REPAIRS AND MAINTENANCE.  Each Borrower shall at all times
                 -----------------------
maintain, preserve and protect all franchises and trade names, and each Borrower shall cause its Collateral Property to be maintained in a good and safe condition and repair and shall not, without Lender's prior written consent, remove or demolish the Improvements or Equipment (except for removal of Equipment being replaced with Equipment of the same or greater value and utility, and demolition necessary to perform alterations permitted under Section 6.3.3).

          6.3.2  LEGAL COMPLIANCE.  Each Borrower shall promptly comply in all
                 ----------------
material respects with all Legal Requirements applicable to itself or its Collateral Property and cure properly any violation of a Legal Requirement within 30 days after such Borrower receives notice of such violation. Each Borrower shall promptly repair, replace or rebuild any part of its Collateral Property that becomes damaged, worn or dilapidated and shall complete and pay for any Improvements constituting part of its Collateral Property at any time in the process of construction or repair. Notwithstanding the foregoing, a Borrower may defer compliance with a Legal Requirement pending such Borrower's contest thereof provided that (1) such Borrower is permitted by the applicable Legal Requirement to delay compliance therewith pending such proceedings, (2) neither the affected Collateral Property nor any part thereof or interest therein will be sold, forfeited or lost if such Borrower fails to promptly comply with the Legal Requirement being contested, and if Borrower fails to prevail in contest, such Borrower would thereafter have the opportunity to comply with such Legal Requirement, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which such Borrower has not furnished additional security as provided in clause (4) below, or to any risk of
                                             ----------
criminal liability, and neither the Collateral Property nor any interest therein would be subject to the imposition of any Lien for which such Borrower has not furnished additional security as provided in clause (4) below, as a result of
                                             ----------
the failure to comply with such Legal Requirement and (4) if requested by Lender at any time, such Borrower shall have furnished to Lender additional security in respect of the Legal Requirement being contested and the loss or damage that may result from such Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the cost of complying such Legal Requirement and any loss or damage that may result from such Borrower's failure to prevail in such contest.

          6.3.3  ALTERATIONS.  Borrower may, without Lender's consent, perform
                 -----------
alterations to the Improvements and Equipment which do not constitute a Material Alteration and which do not adversely affect such Borrower's financial condition or the value or net operating income of such Borrower's Collateral Property. No Borrower shall perform any Material Alteration without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any alteration the cost of which is reasonably estimated to exceed $15,000,000 or which is likely to result in a decrease of Underwritten Net Operating Income by 2.5% or more for a period of 30 days or longer. In considering a Borrower's request for Lender's consent to a Material Alteration, Lender shall have the right to retain an architect and/or engineer, at the applicable Borrower's expense, to review and approve the plans and specifications for such Material Alteration. Lender may, as a condition to giving its consent to a Material Alteration, require that the applicable Borrower deliver to Lender as security for payment of the cost of such Material Alteration and as additional security for Borrower's Allocable Share of the Debt any of the following: (1) cash, (2) U.S. Treasury securities, (3) other securities having a rating acceptable to Lender and that the Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Secondary Market Transaction, or (4) an irrevocable Letter of Credit (payable on sight draft only) issued by a Qualified Counterparty. Such security shall be in an amount equal to the cost of the Material Alteration as reasonably estimated by Lender. Upon the occurrence of an Event of Default, Lender may apply such security to payment of the Debt. If the security posted is other than cash, upon substantial completion of the Material Alteration and submission to Lender of evidence satisfactory to Lender that (i) the Material Alteration was constructed in accordance with applicable Legal Requirements and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien and (iii) all material Licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued, Lender shall, provided no Event of Default then exists, return the security (or the unapplied portion thereof) to the applicable Borrower. At the applicable Borrower's request, Lender shall, provided no Event of Default then exists, return one-half of the security to such Borrower when Lender has determined, in its sole discretion, that 75% of the Material Alteration has been completed and paid for and that the remaining security is sufficient to ensure payment in full for all work, services and materials necessary to complete the Material Alteration as contemplated in clauses (i), (ii) and (iii) of the preceding sentence. If the security posted is cash, Lender shall disburse such cash in accordance with the same procedures as are applicable to disbursement of Proceeds or an Award under Section 8.4.3. The applicable Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including the reasonable fees of all professionals) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 6.3.3. Lender hereby (x) approves the Material Alteration described on Schedule 8 hereto and (y) for so long as no Cash
                        ----------
Management Event is continuing, waives the applicable Borrower's obligation to post security in connection with the Material Alteration described in Schedule
                                                                      --------
8.
-

     6.4  LITIGATION.  Each Borrower shall give prompt written notice to Lender
          ----------
of any litigation, governmental proceedings or claims or investigations regarding an alleged actual violation of a Legal Requirement pending or threatened against such Borrower which would, if adversely determined, materially adversely affect such Borrower's condition (financial or otherwise) or business or its Collateral Property.

     6.5  PERFORMANCE OF OTHER AGREEMENTS.  Each Borrower shall observe and
          -------------------------------
perform in all material respects each and every term to be observed or performed by it pursuant to the terms of any agreement or instrument affecting or pertaining to its Collateral Property, including any Ground Lease affecting such Collateral Property.

     6.6  NOTICES.  Each Borrower shall promptly advise Lender of any material
          -------
adverse change in such Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which such Borrower has knowledge, including any notice sent by the Ground Lessor concerning any Ground Lease under which such Borrower is the lessee. Each Borrower shall cause to be delivered to Lender any Securities and Exchange Commission or other public filings, if any, of such Borrower, its Borrower Representative, Manager, or any Affiliate of any of the foregoing within ten (10) business days of such filing.

     6.7  COOPERATE IN LEGAL PROCEEDINGS.  Each Borrower shall cooperate fully
          ------------------------------
with Lender with respect to, and permit Lender, at its option, to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Lender under any Loan Document.

     6.8  FURTHER ASSURANCES.  Each Borrower shall, at such Borrower's sole cost
          ------------------
and expense, (i) furnish to Lender all then existing instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, reasonably requested by Lender; (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Debt, as Lender may reasonably require from time to time; (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of the Loan Documents, as Lender shall reasonably require from time to time and (iv) upon Lender's request therefor given from time to time after the occurrence of any Default or Event of Default pay for (a) reports of UCC, federal tax lien, state tax lien, judgment and pending litigation searches with respect to such Borrower and (b) searches of title to any Collateral Property, each such search to be conducted by search firms reasonably designated by Lender in each of the locations reasonably designated by Lender.

     6.9  FINANCIAL REPORTING.
          -------------------

          6.9.1  BOOKKEEPING.  Each Borrower shall keep on a Fiscal Year basis,
                 -----------
in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of such Borrower and all items of income and expense and any services, Equipment or furnishings provided in connection with the operation of such Borrower's Property, whether such income or expense is realized by such Borrower, Manager or any Affiliate of such Borrower or Manager. Lender shall have the right from time to time during normal business hours upon reasonable notice to examine such books, records and accounts at the office of such Borrower or other Person maintaining them, and to make such copies or extracts thereof as Lender shall desire. After an Event of Default, Borrowers shall pay any costs incurred by Lender to examine such books, records and accounts, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

        6.9.2  ANNUAL REPORTS.  Each Borrower shall furnish to Lender annually,
               --------------
(i) within 40 days after each Fiscal Year, unaudited financial statements of such Borrower, and (ii) within 120 days after each Fiscal Year, a complete copy of such Borrower's annual financial statements audited by Ernst & Young or another independent certified public accountant (accompanied by an unqualified opinion from such accounting firm or other independent certified public accountant) reasonably acceptable to Lender, each in accordance with GAAP and containing balance sheets and statements of profit and loss for such Borrower and its Collateral Property in such detail as Lender may request. Each such statement (x) shall set forth the financial condition and the income and expenses for its Collateral Property for the immediately preceding calendar year, including statements of annual Net Operating Income, and (y) shall be accompanied by an Officer's Certificate certifying (1) that such statement presents fairly the financial condition of such Collateral Property and has been prepared in accordance with GAAP, (2) whether there exists a Default or Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it, (3) a list of tenants, if any, occupying more than twenty percent of the rentable space of such Collateral Property, and (4) a breakdown showing (a) the year in which each Lease then in effect expires, (b) the percentage of rentable space covered by such Lease, (c) the percentage of base rent with respect to which Leases shall expire in each such year, expressed both on a per year and a cumulative basis. At Borrowers' option, Borrowers' may submit a combined annual statement with individual Collateral Property schedules setting forth all information required under this
Section 6.9.2.

        6.9.3  MONTHLY AND QUARTERLY REPORTS.  Each Borrower shall furnish to
               -----------------------------
Lender (x) within 30 days after the end of each calendar month the following items: (i) monthly and year-to-date operating statements, noting Net Operating Income and other information necessary and sufficient under GAAP to fairly represent the financial position and results of operation of its Collateral Property during such calendar month, all in form reasonably satisfactory to Lender; (ii) a statement that such Borrower has not incurred any indebtedness other than indebtedness permitted hereunder; and (iii) occupancy rates, rent rolls (identifying the leased premises, names of all tenants, units leased, monthly rental and all other charges payable under each Lease, date to which paid, term of Lease, date of occupancy, date of expiration, material special provisions, concessions or inducements granted to tenants, and a year-by-year schedule showing by percentage the rentable area of the Improvements and the total base rent attributable to Leases expiring each year) and a delinquency report for such Collateral Property; and (y) within 40 days after the end of each calendar quarter the following items: (i) a balance sheet for such calendar month; (ii) a comparison of the budgeted income and expenses and the actual income and expenses for each month and year-to-date for such Collateral Property, together with a detailed explanation of any variances of 10% or more between budgeted and actual amounts for such period and year-to-date; (iii) a statement of the actual Replacement Expenses made by such Borrower during each calendar quarter as of the last day of such calendar quarter; and (iv) an aged receivables report. Each such statement shall be accompanied by an Officer's Certificate certifying (1) that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of such Borrower and its Collateral Property in accordance with GAAP (subject to normal year-end adjustments) and (2) whether there exists a Default or Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it.

        6.9.4  OTHER REPORTS.  Each Borrower shall furnish to Lender, within ten
               -------------
Business Days after request, such further detailed information with respect to the operation of its Collateral Property and the financial affairs of such Borrower or Manager as may be reasonably requested by Lender or any applicable Rating Agency.

        6.9.5  ANNUAL BUDGET.  Each Borrower shall prepare and submit (or shall
               -------------
cause Manager to prepare and submit) to Lender within 30 days after a Cash Management Event and by November 15 of each year thereafter during the Term until a Cash Management Termination, for approval by Lender, which approval shall not be unreasonably withheld or delayed, a proposed pro forma budget for its Collateral Property for the succeeding Fiscal Year (an "ANNUAL BUDGET"), and, promptly after preparation thereof, any revisions to such Annual Budget. Lender's failure to approve or disapprove any Annual Budget or revision within 30 days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. The Annual Budget shall consist of (i) an operating expense budget (the "OPERATING BUDGET") showing, on a month-by-month basis, in reasonable detail, each line item of such Borrower's anticipated Operating Income and Operating Expenses (on a cash and accrual basis), including amounts required to establish, maintain and/or increase the Funds, and (ii) a Replacement Expense budget (the "REPLACEMENT BUDGET") showing, on a month-by-month basis, in reasonable detail, each line item of anticipated Replacement Expenses.

        6.9.6  DELIVERY OF FINANCIAL INFORMATION.  After notice to any Borrower
               ---------------------------------
of a Secondary Market Transaction, such Borrower shall, concurrently with any delivery to Lender, deliver copies of all financial information provided in this
Article VI to the Rating Agencies, the Servicer, any trustee or any other party reasonably requested by Lender.

   6.10 ENVIRONMENTAL MATTERS.
        ---------------------

        6.10.1 HAZARDOUS SUBSTANCES.  So long as any Borrower owns or is in
               --------------------
possession of any Collateral Property, such Borrower (i) shall keep such Collateral Property free from Hazardous Substances (other than Routine Hazardous Substances) and in compliance with all Environmental Laws, (ii) shall promptly notify Lender if such Borrower shall become aware that (A) any Hazardous Substance (other than Routine Hazardous Substances) is on or immediately adjacent to such Collateral Property, (B) such Collateral Property is in direct or indirect violation of any Environmental Laws or (C) any condition on or near such Collateral Property shall pose a threat to the health, safety or welfare of humans, (iii) shall remove such

Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law, promptly after such Borrower becomes aware of same, at such Borrower's sole expense and (iv) shall take all actions described in the environmental report delivered to Lender in connection with the Loan as being necessary to comply with all applicable laws. Nothing herein shall prevent any Borrower from recovering such expenses from any other party that may be liable for such removal or cure.

        6.10.2 ENVIRONMENTAL MONITORING.  (a) Each Borrower shall give prompt
               ------------------------
written notice to Lender of (i) any proceeding or inquiry by any party (including any Governmental Authority) with respect to the presence of any Hazardous Substance on, under, from or about its Collateral Property, (ii) all claims made or threatened in writing by any third party (including any Governmental Authority) against such Borrower or its Collateral Property or any party occupying such Collateral Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) such Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of its Collateral Property that could cause such Collateral Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Each Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or other actions initiated with respect to its Collateral Property in connection with any Environmental Law or Hazardous Substance, and such Borrower shall pay all reasonable attorneys' fees and disbursements incurred by Lender in connection therewith.

          (b) Upon Lender's request, at any time and from time to time, each Borrower shall provide an inspection or audit of its Collateral Property prepared by a licensed hydrogeologist, licensed environmental engineer or qualified environmental consulting firm approved by Lender assessing the presence or absence of Hazardous Substances on, in or near such Collateral Property. The cost and expense of such audit or inspection shall be paid by a Borrower with respect to its Collateral Property if Lender, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of such Collateral Property, in which case such inspections or audits shall be at the applicable Borrower's sole expense. If a Borrower fails to order any such inspection or audit within 30 days after such request, Lender may order same, and such Borrower hereby grants to Lender and its employees and agents access to its Collateral Property and a license to undertake such inspection or audit. The cost of such inspection or audit shall, to the extent required to be paid by a Borrower pursuant to this paragraph, be paid by such Borrower upon demand and if not paid, shall be added to the Debt and shall bear interest thereafter at the Default Rate until paid.

          (c) If any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, whether such Hazardous Substance existed prior to the ownership by a Borrower of its Collateral Property, or presently exists or is reasonably suspected of existing, the applicable Borrower shall cause such operations and maintenance plan to be prepared and implemented at its expense upon request of Lender. If a licensed hydrogeologist, licensed environmental engineer or other qualified environmental consulting firm engaged by Lender ( "LENDER'S CONSULTANT") determines that any investigation, site monitoring, containment, cleanup, removal, restoration or other work of any kind is required to cure a violation of an applicable Environmental Law or to comply with an order or directive of any court or governmental agency ("REMEDIAL WORK"), the applicable Borrower shall commence and thereafter diligently prosecute to completion all such Remedial Work within 30 days after written demand by Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors reasonably approved in advance by Lender, and under the supervision of a consulting engineer reasonably approved by Lender. All costs of such Remedial Work shall be paid by the applicable Borrower, including Lender's reasonable attorneys' fees and disbursements incurred in connection with the monitoring or review of such Remedial Work. If the applicable Borrower does not timely commence and diligently prosecute to completion the Remedial Work, Lender may (but shall not be obligated to) cause such Remedial Work to be performed. All costs and expenses (including reasonable attorneys' fees and disbursements) relating to or incurred by Lender in connection with monitoring, reviewing or performing any Remedial Work in accordance herewith shall be paid by the applicable Borrower upon demand from Lender and if not, shall be added to the Debt and shall bear interest thereafter at the Default Rate until paid. Notwithstanding the foregoing, no Borrower shall be required to commence such Remedial Work within the above specified time period: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time period would result in such Borrower or such Remedial Work violating any Environmental Law, or (z) if such Borrower, at its expense and after prior written notice to Lender, is contesting by appropriate legal, administrative or other proceedings, conducted in good faith and with due diligence, the need to perform Remedial Work. Each Borrower shall have the right to contest the need to perform such Remedial Work provided that (1) such Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither the affected Collateral Property nor any part thereof or interest therein will be sold, forfeited or lost if such Borrower fails to promptly perform the Remedial Work being contested, and if Borrower fails to prevail in contest, such Borrower would thereafter have the opportunity to perform such Remedial Work, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which such Borrower has not furnished additional security as provided in clause (4) below, or to any
                                                     ----------
risk of criminal liability, and neither the Collateral Property nor any interest therein would be subject to the imposition of any Lien for which such Borrower has not furnished additional security as provided in clause (4) below, as a
                                                     ----------
result of the failure to perform such Remedial Work and (4) if requested by Lender at any time, such Borrower shall have furnished to Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from such Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the cost of such Remedial Work and any loss or damage that may result from such Borrower's failure to prevail in such contest.

          (d) No Borrower shall install or permit to be installed on its Collateral Property any underground storage tank without Lender's prior written consent; provided, however, that (i) a Borrower may permit the tenant under any "anchor", "big box" or TBA (tires, batteries and accessories) Lease to install an underground storage tank provided that (x) such tenant has the right to do so under its Lease and (y) such installation and the maintenance and repair of such tank is performed in accordance with all applicable Legal Requirements and (ii) Borrower may install an underground storage tank if it reasonably determines that an above ground storage tank is not reasonably feasible, provided that such Borrower complies with all of the provisions of the preceding clause (y) in connection with such underground storage tank.

          (e) Borrower's obligations to Lender to remediate an environmental condition existing at any Collateral Property shall terminate if Lender's Lien on such Collateral Property is released in connection with a substitution of Collateral Property pursuant to Section 2.5; provided, however, that Borrower's indemnification obligations under Section 6.18 with respect to such environmental condition shall not terminate upon such substitution.

    6.11  TITLE TO THE PROPERTY.  Each Borrower will warrant and defend the
          ---------------------
title to its Collateral Property, and the validity and priority of the Liens of the Mortgages, subject only to Permitted Encumbrances, against the claims of all Persons.

    6.12  LEASES.
          ------

          6.12.1  FORM OF LEASE.  All Leases other than Material Leases shall be
                  -------------
written on the standard forms of lease which have been approved by Lender. In negotiating Leases, changes may be made to the standard form of lease provided that (i) such changes are commercially reasonable, and (ii) no changes may be made to the following provisions in Borrowers' standard form of lease without the prior written consent of Lender: provisions relating to subordination, attornment, estoppels, mortgagee's right to notice and opportunity to cure landlord's defaults, and mortgagee's rights with respect to lease amendments and prepayment of rents. In addition, all renewals of Leases and all proposed leases shall provide for rental rates comparable to existing local market rates and shall be arms length transactions. All Leases entered into after the date hereof shall provide for (x) subordination to the Mortgages and, at Lender's election, attornment to Lender and (y) the Lender's unilateral right to subordinate the Mortgages to the Leases. No Lease entered into after the date hereof will contain any option to purchase, any right of first refusal to purchase, any right to terminate (except in the event of the destruction of substantially all of the applicable Collateral Property), any non-disturbance or similar agreement or any requirement that a Borrower rebuild any Collateral Property (except as provided in the forms of Lease that have been approved by Lender); provided, however, that "small shop" leases entered into after the date
         --------  -------
hereof and covering not more than 15% of the gross leaseable area of any Collateral Property may contain so called "kick out" clauses permitting either landlord or the tenant to terminate the lease if the specified sales revenue is not attained. Upon request, each Borrower shall furnish Lender with executed copies of all Leases affecting its Collateral Property then in effect.

          6.12.2  NEW AND RENEWAL LEASES.
                  ----------------------

          (a) A Borrower may not enter into proposed new Leases or proposed renewals or extensions of existing Leases without the prior written consent of Lender, which shall not be unreasonably withheld or delayed; provided, however, that Lender's prior written consent shall not be required if such proposed Lease or extension is an Approved Material Lease or if such proposed Lease or extension: (i) is not a Material Lease; (ii) conforms with the requirements of 6.12.1; (iii) with respect to such new or renewal Lease, the representations set forth in Section
5.1.26 are true and accurate as of the day of the effectiveness of such new or renewal Lease; (iv) shall have an initial term of not less than three years or greater than ten years; (v) shall provide for rental rates comparable to existing local markets (taking into account the type and quality of the tenant, then prevailing practices with respect to tenant concessions and incentives in similar Retail Properties in the same metropolitan area, the duration of the tenancy and the location and configuration of the spaces rented); (vi) shall be on commercially reasonable terms and shall not contain any terms which would materially adversely affect Lender's rights under the Loan Documents; and (vii) shall be to a tenant unaffiliated with any Borrower and which is experienced, creditworthy and reputable. Any and all new or renewal Leases shall be included in the definition of Leases hereunder and under the other Loan Documents.

          (b) As used herein "APPROVED MATERIAL LEASE" means a Material Lease or extension thereof which satisfies the following conditions:

          (i) Prior to entering into such Lease (or extension), the applicable Borrower delivered to Lender a lease abstract in a form previously approved by Lender, which lease abstract sets forth all material economic terms of the Lease (or extension) and all other information called for in the form of abstract;

          (ii) Lender has approved in writing the terms set forth in the lease abstract, which approval shall not be unreasonably withheld or delayed, and shall be deemed given if the Deemed Approval Procedure was complied with;

          (iii) The Lease is on a form which was previously approved in writing by Lender for the tenant in question (or a new form which is approved by Lender, which approval shall not be unreasonably withheld or delayed) and there are no deviations from such form other than (x) deviations implementing the terms set forth in the lease abstract approved by Lender and (y) deviations which do not affect any of the provisions described in clause (ii) of
                Section 6.12.1 and which are otherwise immaterial;

          (iv) The Lease is executed and delivered within 180 days after Lender approves the lease abstract; and

          (v) The Lease complies with the requirements for all Leases set forth in Section 6.12.1 (other than requirements expressly superceded by terms set forth in the lease abstract).

          (c)   As used herein "DEEMED APPROVAL PROCEDURE" means:

          (i) Borrower shall deliver to Lender a lease abstract as described in the definition of Approved Material Lease accompanied by a notice requesting Lender's consent to such abstract and stating "this request for consent is subject to the Deemed Approval Procedure set forth in
          Section 6.12.2 of the Loan Agreement" (such abstract and notice, collectively, the "FIRST SUBMISSION");

          (ii) if Lender shall fail to approve, disapprove or request additional information with respect to such lease abstract within 15 Business Days after Lender receives the First Submission, the provisions of clause (iv) below shall apply;

          (iii) if Lender shall request additional information pertaining to such lease abstract within such 15 Business Day Period, the applicable Borrower shall deliver to Lender all such information to the extent reasonably available to or obtainable by such Borrower or, to the extent not so available or obtainable, such Borrower shall so notify Lender in writing, and in either such case, Lender shall be deemed to have received the First Submission on the date such additional information and/or notice, as applicable, is received by Lender;

          (iv) if Lender does not disapprove the lease abstract within 15 Business Days after Lender receives the First Submission, Borrower may send Lender a notice (the "SECOND SUBMISSION") again requesting Lender's consent to the lease abstract which notice (i) shall contain a copy of the First Submission (unless Lender has previously acknowledged receipt thereof) and (ii) shall state that "pursuant to the Loan Agreement, Lender shall be deemed to have approved the lease abstract if Lender does not object thereto within 10 Business Days after receipt hereof;"

          (v) if Lender fails to disapprove the lease abstract within 10 Business Days after Lender's receipt of the Second Submission, Lender shall be deemed to have approved the lease abstract in question.

          6.12.3 LEASING COVENANTS.  Each Borrower (i) shall observe and perform
                 -----------------
the material obligations imposed upon the lessor under the Leases; (ii) shall enforce in a commercially reasonable manner the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iii) shall not collect any of the rents more than one (1) month in advance (other than security deposits) except as approved by Lender or as provided in Leases in existence as of the date hereof; (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent within the provisions of the Loan Documents; (vi) shall promptly send copies to Lender of all notices of default such Borrowers shall give or receive with respect to any Lease demising 20,000 or more square feet of gross leaseable area; and (vii) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require. Notwithstanding anything herein to the contrary, no Borrower shall terminate any Lease without Lender's prior written consent; provided, however,
                                                            --------  -------
that a Borrower may, without the prior consent of Lender: (x) terminate any Lease with a tenant in material default; (y) to the extent consistent with good commercial practice, terminate any month to month Lease; and (z) terminate any other Leases (other than a Material Lease) provided that (A) Borrower reasonably determines that the termination of such Lease(s) is in the best interest of its Collateral Property, and (B) such terminations do not, in the aggregate (after taking into account any subsequent releasing of space covered by such terminated Leases), result in a reduction of gross rental income at such Borrower's Collateral Property, by an amount exceeding 2.5% of the gross rental income at such Collateral Property as of the date hereof.

        6.12.4 NONDISTURBANCE AGREEMENTS.  At a Borrower's request, Lender shall
               -------------------------
enter into a subordination, nondisburbance and attornment agreement as to any Lease permitted under the Loan Documents. Such agreement shall be in the form attached hereto as Exhibit C, with such changes thereto as may be reasonably
                   ---------
acceptable to Lender.

        6.12.5 RECIPROCAL EASEMENT AGREEMENTS.  No Borrower shall enter into,
               ------------------------------
terminate or modify any REA without Lender's consent, which consent shall not be unreasonably withheld or delayed. Lender shall subordinate the lien of the applicable Mortgages to any REA Amendment consented to by Lender.

        6.12.6 NOTICE TO TENANTS.  Promptly after the date hereof (but in no
               -----------------
event later than the date on which such Borrower sends out bills for Rents due in December 1998), each Borrower shall deliver a notice in the form of Exhibit D
                                                                       ---------
to each existing tenant at such Borrower's Collateral Property directing them to remit their rent checks directly to the applicable Clearing Bank and shall also deliver such a notice to each future tenant at such Collateral Property.

   6.13 ESTOPPEL STATEMENT.  After request by Lender, each Borrower shall within
        ------------------
ten days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the unpaid Principal, (ii) the Interest Rate, (iii) the date installments of interest and/or Principal were last paid, (iv) any offsets or defenses to the payment of the Debt, (v) that the Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification and (vi) such other information concerning the Loan as Lender may request. After request by Lender (but no more frequently than once in any 12 month period), each Borrower shall, within 30 days, request tenant estoppel certificates from each tenant at such Borrower's Collateral Property in form and substance reasonably satisfactory to Lender, and thereafter use commercially reasonable efforts to obtain such estoppel certificates and deliver them to Lender. From time to time upon the reasonable request of Lender, each Borrower whose Collateral Property is subject to a Ground Lease will endeavor to obtain from Ground Lessor an estoppel certificate in form and substance reasonably satisfactory to Lender.

   6.14 PROPERTY MANAGEMENT.
        -------------------

        6.14.1 MANAGEMENT AGREEMENT.  Each Borrower shall (i) cause its
               --------------------
Collateral Property to be managed pursuant to the Management Agreement; (ii) promptly perform and observe all of the covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (iii) promptly notify Lender of any default under the Management Agreement of which it is aware; (iv) promptly deliver to Lender a copy of any notice of default or other material notice received by such Borrower under the Management Agreement; and
(v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the Management Agreement.

        6.14.2 TERMINATION OF MANAGER.   If a Cash Management Event shall exist
               ----------------------
each Borrower shall, at the request of Lender, hire a property management firm designated by Lender to serve as a property management consultant (the "Management Consultant") for such Borrower and its Collateral Property. Borrowers' failure to retain such property management firm within thirty (30) days after Lender designates such firm shall constitute an immediate Event of Default. Each Borrower shall continue to retain its Management Consultant until a Cash Management Termination occurs. The Management Consultant at each Collateral Property shall oversee and approve and fully participate in all actions and decisions of the Manager at such Collateral Property, including the incurring of any expenses, the retention of any broker, the negotiation and execution of any leases or lease "term sheets", decisions as to tenants and "tenant mix" and repairs, alterations and improvements. Each Borrower shall cause its Manager to cooperate with the applicable Management Consultant to enable the Management Consultant to perform its responsibilities as described above and in the applicable agreement between such Borrower and its Management Consultant. All fees payable to the Management Consultant shall be an Approved Operating Expense.

        6.14.3 MANAGER'S SUBORDINATION.  Each Borrower shall cause its Manager
               -----------------------
to enter into a Manager Consent and Subordination Agreement in the form of Exhibit B-2 hereto; provided, however, that if such Manager is wholly owned,
-----------
directly or indirectly by Westfield Holdings Limited, such Manager may enter into a Manager Consent and Subordination in the form of Exhibit B-1 hereto.
                                                        -----------

   6.15 SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY.  Each Borrower is and shall
        ----------------------------------------
continue to be a Special Purpose Bankruptcy Remote Entity. A "Special Purpose Bankruptcy Remote Entity" means a corporation, limited partnership or limited liability company which on the date hereof and at all times hereafter (i) is organized solely for the purpose of (A) owning its Collateral Property or (B) acting as a general partner of the limited partnership that owns a Collateral Property or member of the limited liability company that owns a Collateral Property; (ii) is not engaged and will not engage in any business unrelated to
(A) the ownership of its Collateral Property, (B) acting as general partner of the limited partnership that owns a Collateral Property or (C) acting as a member of the limited liability company that owns a Collateral

Property, as applicable; (iii) does not and will not have any assets other than those related to its Collateral Property or its partnership or member interest in the limited partnership or limited liability company that owns a Collateral Property, as applicable; (iv) is not engaged in seeking, or consenting to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, transfer of partnership or membership interests (if such entity is a general partner in a limited partnership or a member in a limited liability company), or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable), if such amendment would shorten the term of such entity or result in such entity not being a Special Purpose Bankruptcy Remote Entity; (v) if such entity is a limited partnership, has, as its only general partners, Special Purpose Bankruptcy Remote Entities that are corporations; (vi) if such entity is a corporation, has at least one Independent Director, and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors unless an Independent Director shall have participated in such vote; (vii) if such entity is a limited liability company, has at least one member that is a Special Purpose Bankruptcy Remote Entity that is a corporation and such corporation is the managing member of such limited liability company; (viii) if such entity is a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, providing that (A) such entity will dissolve only upon the bankruptcy of the managing member, (B) the vote of a majority-in-interest of the remaining members is sufficient to continue the life of the limited liability company in the event of such bankruptcy of the managing member and
(C) if the vote of a majority-in-interest of the remaining members to continue the life of the limited liability company following the bankruptcy of the managing member is not obtained, the limited liability company may not liquidate a Collateral Property without the consent of the applicable Rating Agencies for as long as the loan is outstanding; (ix) has not, and without the unanimous consent of all of its partners, directors or members (including all Independent Directors), as applicable, will not, with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally, (B) dissolve, liquidate, consolidate, merge, or sell all or substantially all of its assets or the assets of such other entity or otherwise seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or for all or any portion of such entity's properties; (C) make any assignment for the benefit of such entity's creditors;
(D) take any action that is likely to cause such entity to become insolvent or
(E) engage in any other business activity (other than those stated in clauses
(i) and (ii) above), or amend its organizational documents; (x) is and will remain solvent and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (xi) will not fail to correct any known misunderstanding regarding the separate identity of such entity; (xii) does and will maintain its accounts, books and records separate from any other Person and will file its own tax returns; (xiii) does and will maintain its books, records, resolutions and agreements as official records; (xiv) does not and will not commingle its funds or assets with those of any other Person (other than another Borrower); (xv) does and will hold its assets in its own name; (xvi) does and will conduct its business in its name;
(xvii) does and will maintain its financial statements, accounting records and other entity documents separate from any other Person; (xviii) does and will pay its own liabilities, including the salaries of its own employees, out of its own funds and assets; (xix) does and will observe all partnership, corporate or limited liability company formalities, as applicable;
(xx) does and will maintain an arm's-length relationship with its Affiliates;
(xxi) (a) has no indebtedness other than the Loan, Taxes, Insurance Premiums, Approved Leasing Expenses, Approved Replacement Expenses and other liabilities in the ordinary course of business relating to the ownership and operation of a Collateral Property which other liabilities (1) do not exceed, at any time, a maximum amount of one percent (1%) of the original amount of its Principal and
(2) are paid within sixty (60) days of the date incurred (except for amounts being disputed in good faith and for which it has made ample reserves), or (b) if such entity acts as the general partner of a limited partnership which owns the Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as general partner of the limited partnership which owns the Property which (1) do not exceed, at any time, $10,000 and (2) are paid within sixty (60) days of the date incurred, or (c) if such entity acts as a managing member of a limited liability company which owns a Collateral Property, has and will have no indebtedness other than unsecured trade payables in the ordinary course of business relating to acting as a member of the limited liability company which owns a Collateral Property which (1) do not exceed, at any time, $10,000 and (2) are paid within thirty (30) days of the date incurred; (xxii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Loan and the liabilities permitted pursuant to this Agreement; (xxiii) has not and will not acquire obligations or securities of its partners, members or shareholders; (xxiv) does and will allocate fairly and reasonably any overhead for shared office space and uses separate stationery, invoices and checks; (xxv) except in connection with the Loan and except for Permitted Encumbrances, has not pledged and will not pledge its assets for the benefit of any other Person; (xxvi) does hold itself out and identify itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other Person; (xxvii) does maintain and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (xxviii) holds no loans and will not make loans to any Person; (xxix) does not and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it;
(xxx) is not a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party; (xxxi) has no obligation to indemnify its partners, officers, directors or members, as the case may be, or has such an obligation that is fully subordinated to the Debt and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation; and (xxxii) if such entity is a corporation, it is required to consider the interests of its creditors in connection with the corporate actions referred to in clause (ix) above.

     6.16 ASSUMPTIONS IN NON-CONSOLIDATION OPINION.  Each Borrower and its
          ----------------------------------------
Borrower

Representative shall conduct their business so that the assumptions made in that certain substantive non-consolidation opinion letter dated the date hereof, delivered by Borrowers' counsel in connection with the Loan, shall be true and correct in all respects.

     6.17 EXPENSES. Each Borrower shall reimburse Lender upon receipt of notice
          --------
for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the Loan, including (i) the preparation, negotiation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby and all the costs of furnishing all opinions by counsel for Borrowers; (ii) all costs, fees and expenses (including the fees of any Rating Agencies, trustee or Servicer) incurred in connection with any Advance, any substitution of a Collateral Property, any release of a Collateral Property (but excluding the fees payable to the Rating Agencies in connection with the initial issuance of Securities); (iii) each Borrower's and Lender's ongoing performance under and compliance with the Loan Documents, including confirming compliance with environmental and insurance requirements; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications of or under any Loan Document and any other documents or matters requested by Lender; (v) filing and recording of any Loan Documents;
(vi) title insurance, surveys, inspections and appraisals; (vii) the creation, perfection or protection of Lender's Liens in the Collateral Properties, the Cash Management Accounts and the Funds (including fees and expenses for title and lien searches, intangibles taxes, personal property taxes, mortgage recording taxes, due diligence expenses, travel expenses, accounting firm fees, costs of appraisals, environmental reports and Lender's Consultant, surveys and engineering reports); (viii) enforcing or preserving any rights in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting any Borrower, the Loan Documents, any Collateral Property, or any other security given for the Loan; and (ix) enforcing any obligations of or collecting any payments due from any Borrower under any Loan Document or with respect to any Collateral Property or in connection with any refinancing or restructuring of the Loan in the nature of a "work-out", or any insolvency or bankruptcy proceedings. Any costs and expenses due and payable to Lender hereunder which are not paid by any Borrower within ten days after demand may be paid from any amounts in the Deposit Account, with notice thereof to Borrowers. The obligations and liabilities of each Borrower under this Section 6.17 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any Collateral Property by foreclosure or a conveyance in lieu of foreclosure.

     6.18 INDEMNITY. Each Borrower shall indemnify and hold harmless Lender and
          ---------
each of its Affiliates and their respective successors and assigns (including their respective directors, officers, participants, employees, professionals and agents and each other Person, if any, who Controls Lender, its Affiliates or any of the foregoing) (each, an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for an Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not

Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against any Indemnified Party (collectively, the "INDEMNIFIED LIABILITIES") in any manner, relating to or arising out of or by reason of the Loan, including: (i) any breach by a Borrower of its obligations under, or any misrepresentation by a Borrower contained in, any Loan Document; (ii) the use or intended use of the proceeds of the Loan; (iii) any information provided by or on behalf of a Borrower, or contained in any documentation approved by a Borrower; (iv) ownership of any Mortgage, any Collateral Property or any interest therein, or receipt of any Rents; (v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any Collateral Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) any use, non-use or condition in, on or about any Collateral Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vii) performance of any labor or services or the furnishing of any materials or other property in respect of any Collateral Property; (viii) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting any Collateral Property; (ix) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance; (x) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (xi) any violation of the Environmental Laws which is based upon or in any way related to such Hazardous Substance, including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses; (xii) any failure of any Collateral Property to comply with any Legal Requirement; (xiii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving any Collateral Property or any part thereof, or any liability asserted against Lender with respect thereto; and (xiv) the claims of any lessee of any portion of any Collateral Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; no Borrower shall have any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party. If any Indemnified Party becomes involved in any action, proceeding or investigation in connection with any transaction or matter referred to or contemplated in this Agreement, Borrowers shall periodically reimburse any Indemnified Party upon demand therefor in an amount equal to its reasonable legal and other expenses (including the costs of any investigation and preparation) incurred in connection therewith. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by any Indemnified Party. Any amounts payable to any Indemnified Party by reason of the application of this paragraph shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Party until paid. The obligations and liabilities of Borrower under this Section 6.18 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any Collateral Property by foreclosure or a conveyance in lieu of foreclosure. As used in this Section 6.18, the term "Collateral Property" includes any property that was at any time subject to the Lien of a Mortgage.

     6.19 THIRD PARTY REPORTS.  Within 30 days after any request by Lender, each
          -------------------
Borrower shall deliver to Lender and pay for (or reimburse Lender for cost of) any reports of third parties (e.g., engineers or environmental consultants) requested by Lender as to any Collateral Property the Underwritten Net Operating Income for which has declined by 10% or more since the date on which it first became a Collateral Property.

     6.20 SCHEDULE 7. Within 10 days after the date hereof Borrowers shall
          ----------
deliver to Lender an updated Schedule 7 showing all changes since September 10,
                             ----------
1998, whereupon such updated schedule shall become Schedule 7 hereto.
                                                   ----------

     6.21 UNDELIVERED DOCUMENTS.  Borrower shall use commercially reasonable
          ---------------------
efforts to promptly obtain and deliver to Lender copies of all Undelivered Documents.

     6.22 PARKWAY PLAZA.
          -------------

          (a) Parkway Plaza LLC (the "PARKWAY BORROWER") shall use diligent efforts to cause all parties to the REA encumbering its Collateral Property to promptly execute an amendment thereto approving the construction and operation of the movie theater currently under construction at such Collateral Property (the "AMENDMENT"). In addition, the Parkway Borrower shall use diligent efforts to cause such Amendment to contain a provision (the "NOTICE PROVISION") whereby The May Department Store Company ("May Co.") agrees to give Parkway Borrower and Lender at least ninety days' written notice (the "MAY NOTICE") prior to the date on which Parkway Borrower shall first be obligated to pay or incur any expense with respect to the contemplated expansion of the May Co.'s store at Parkway Plaza (the "MAY EXPANSION"). Parkway Plaza LLC shall deliver to Lender a copy of the Amendment within two (2) business days after Parkway Borrower executes the Amendment.

          (b) Within 20 days after May Co. gives the May Notice (or, if the Amendment does not contain a Notice Provision, on the date the Amendment is executed and delivered), Parkway Borrower shall deposit with Lender an amount (the "PARKWAY RESERVE FUND") equal to 125% of the total amount which Parkway Borrower reasonably estimates it will be required to pay or incur in connection with the May Expansion, which estimate shall be subject to Lender's reasonable approval.

          (c) In lieu of depositing cash with Lender pursuant to Section 6.22(b), Parkway Borrower may deliver to Lender a Letter of Credit (the "MAY EXPANSION L/C") having a face amount equal to the amount required to be in the Parkway Reserve Fund.

          (d) If at any time the issuer of the May Expansion L/C ceases to be an Approved Bank, Parkway Borrower shall, within thirty (30) days after request by Lender, deliver to Lender a new May Expansion L/C issued by an Approved Bank (or immediately available funds in amount of such Letter of Credit), whereupon Lender shall return the original May Expansion L/C to Parkway Borrower.

          (e)  If Parkway Borrower fails to comply with the provisions of
Section 6.22(d), or if at any time the May Expansion L/C is not replaced or
---------------
renewed at least thirty (30) days prior to its expiration, Lender may draw on the May Expansion L/C and the proceeds thereof shall constitute the Parkway Reserve Fund.

          (f) If for any reason the May Expansion L/C should expire without a replacement May Expansion L/C having been delivered to Lender, Parkway Borrower shall, within five days after demand, deliver to Lender a new May Expansion L/C (or immediately available funds in such amount for deposit into (a) Parkway Reserve Fund).

          (g) At such time as the Parkway Borrower shall have paid and performed all of its obligations to [May Co.] in connection with the May Expansion, as evidenced by an estoppel from May Co. reasonably acceptable to Lender, Lender shall, provided no Event of Default then exists, return to the Parkway Borrower any cash or letter of credit previously delivered to Lender pursuant to this Section 6.22 and not theretofore applied by Lender to any Obligations in accordance with the Loan Documents.

          (h) Lender shall not unreasonably withhold consent to any "lot line adjustment" necessary in connection with the May Expansion.

 VII NEGATIVE COVENANTS
     ------------------

     Until the end of the Term, each Borrower covenants and agrees with Lender that it will not, directly or indirectly:

     7.1  MANAGEMENT AGREEMENT.  Without Lender's prior consent: (i) surrender,
          --------------------
terminate, cancel, extend or renew the Management Agreement (other than an extension or renewal on the same terms as the expiring Management Agreement, with only such modifications as do not require consent of Lender or any Rating Agency hereunder) or otherwise replace the Manager or enter into any other management agreement (except pursuant to Section 6.14.2); (ii) reduce or consent to the reduction of the term of the Management Agreement; (iii) increase or consent to the increase of the amount of any charges under the Management Agreement; (iv) otherwise modify, change, supplement, alter or amend in any material respect, or waive or release in any material respect any of its rights and remedies under, the Management Agreement; or (v) suffer or permit the occurrence and continuance of a default beyond any applicable cure period under the Management Agreement (or any successor management agreement) if such default permits the Manager to terminate the Management Agreement (or such successor management agreement).

     7.2  LIENS.  Without Lender's prior consent, create, incur, assume, permit
          -----
or suffer to
exist any mechanic's, materialmen's or other Lien (other than an inchoate mechanic's lien the amount of which is not yet due and payable) on any portion of its Collateral Property or legal or beneficial ownership interest in such Borrower, except Permitted Encumbrances, unless such Lien is bonded or discharged within 30 days after such Borrower first receives notice of such Lien; provided, however, that the existence of liens resulting from mechanics or
      --------  -------
materialmen hired by a tenant shall not constitute a Default or Event of Default hereunder so long as the applicable Borrower is diligently taking all commercially reasonable action to enforce the obligation of such tenant to cause such lien to be removed.

     7.3  DISSOLUTION.  Dissolve, terminate, liquidate, merge with or
          -----------
consolidate into another Person;

     7.4  CHANGE IN BUSINESS OR OPERATION OF PROPERTY.  Enter into any line of
          -------------------------------------------
business other than the ownership and operation of its Collateral Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business or otherwise cease to operate its Collateral Property as a retail property or terminate such business for any reason whatsoever (other than temporary cessation in connection with renovations to its Collateral Property);

     7.5  DEBT CANCELLATION.  Cancel or otherwise forgive or release any claim
          -----------------
or debt owed to such Borrower by any Person, except in the ordinary course of such Borrower's business in its reasonable judgment and in a manner consistent with the operation of first class Retail Properties;

     7.6  ASSETS.  Purchase or own any property other than its Collateral
          ------
Property and other property intended to be subject to the lien of a Mortgage;

     7.7  TRANSFERS.  Make, suffer or permit the occurrence of any Transfer
          ---------
other than a Permitted Transfer, nor, except in the ordinary course of Borrower's business, Transfer any License required for the operation of its Collateral Property;

     7.8  DEBT.  Create, incur or assume any indebtedness other than (i) the
          ----
Debt, (ii) Taxes, Insurance Premiums, Approved Replacement Expenses and Approved Leasing Expenses and (iii) other trade debt incurred in the ordinary course of business relating to the ownership and operation of its Collateral Property which other trade debt does not exceed, at any time, a maximum aggregate amount of one percent (1%) of such Borrower's maximum Allocated Note Amount and is paid within sixty (60) days of the date incurred (other than amounts being disputed in good faith);

     7.9  ASSIGNMENT OF RIGHTS.  Without Lender's prior consent, attempt to (i)
          --------------------
assign such Borrower's rights or interest under any Loan Document in contravention of any Loan Document or (ii) if such Borrower's Collateral Property is affected by a Ground Lease, surrender, terminate, cancel, modify or amend such Ground Lease;

     7.10 PRINCIPAL PLACE OF BUSINESS.  Change its principal place of business
          ---------------------------
without first giving Lender 30 days' prior notice;

     7.11 CORPORATE ORGANIZATION.  Make any change, amendment or modification to
          ----------------------
the organizational documents of such Borrower, or take any other action, if such change, amendment, modification or action could result in (x) such Borrower not being a Special Purpose Bankruptcy Remote Entity or (y) the term of any Borrower or Borrower Representative being shortened; or

     7.12 ERISA.  Maintain, sponsor, contribute to or become obligated to
          -----
contribute to, or suffer or permit any ERISA Affiliate of such Borrower to, maintain, sponsor, contribute to or become obligated to contribute to, any Plan or any Welfare Plan or permit the assets of such Borrower to become "plan assets," whether by operation of law or under regulations promulgated under ERISA.

 VII INSURANCE; CASUALTY; AND CONDEMNATION
     -------------------------------------

     8.1  INSURANCE.
          ---------

          8.1.1 COVERAGE.  Each Borrower, at its sole cost, for the mutual
                --------
benefit of such Borrower and Lender, shall obtain and maintain during the Term the following policies of insurance with respect to the Collateral Property owned by such Borrower:

          (a) Property insurance insuring against loss or damage by standard, "all-risk" perils, which shall (i) be in an amount equal to the greatest of (A) the then full replacement cost of the Collateral Property without deduction for physical depreciation, (B) the unpaid Principal, and (C) such amount as is necessary so that the insurer would not deem such Borrower a co-insurer under such policies, (ii) have deductibles or self insured retentions no greater than $100,000 (or, in the case of earthquake insurance, 5% of the total insured values at risk), (iii) be paid annually in advance and (iv) contain a "Replacement Cost Endorsement" with a waiver of depreciation.

          (b) Flood insurance if any part of the Collateral Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program, in an amount at least equal to the maximum limit of coverage available with respect to the Collateral Property under such program.

          (c) Commercial general public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate per location for any policy year; together with at least $75,000,000 excess and/or umbrella liability insurance for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Property.

          (d) Rental loss and/or business interruption insurance in an amount equal to the greater of (i) the estimated Rents for the next succeeding 18-month period or (ii) the projected Operating Expenses and Debt Service on such Borrower's Allocated Note Amount for such period. The amount of such insurance shall be increased from time to time during the Term as and when the estimated or actual Rents increase.

          (e) Insurance against loss or damage from (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and Equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions), in an amount at least equal to $2,000,000.

          (f) Worker's compensation insurance with respect to any employees of such Borrower, as required by any Legal Requirement.

          (g) During any period of repair or restoration, builder's "all-risk" insurance in an amount equal to not less than the full insurable value of the Collateral Property, against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

          (h) Coverage to compensate for the cost of demolition and the increased cost of construction in an amount satisfactory to Lender.

          (i) Such other insurance (including earthquake insurance and windstorm insurance) as may from time to time be reasonably required by Lender in order to protect its interests.

          8.1.2  POLICIES.
                 --------

          (a)  All policies of insurance (the "POLICIES") required pursuant to
Section 8.1.1 shall (i) be issued by companies approved by Lender and licensed to do business in the State, with a claims paying ability rating of "AA" or better by Standard & Poor's Ratings Group (or the equivalent by any other Rating Agency) and a rating of A:VII or better in the current Best's Insurance Reports;
(ii) name Lender and its successors and/or assigns as their interest may appear as the mortgagee (in the case of property insurance) or an additional insured (in the case of liability insurance); (iii) contain (in the case of property insurance) a Non-Contributory Standard Lender Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) contain a waiver of subrogation against Lender; (v) be delivered to Lender (provided that copies certified by the insurance companies may be delivered in lieu of originals);
(vi) contain such provisions as Lender deems reasonably necessary or desirable to protect its interest, including endorsements providing that neither the applicable Borrower, Lender nor any other party shall be a co-insurer under the Policies and that Lender shall receive at least 30 days' prior written notice of any modification, reduction or cancellation of any of the Policies; and (vii) be satisfactory in form and substance to Lender and approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Each Borrower shall pay the premiums for the Policies required to be maintained by it hereunder (the "INSURANCE PREMIUMS") as the same become due and payable and furnish to Lender evidence of the renewal of each of the Policies together with (unless such Insurance Premiums have been paid by Lender pursuant to Section 4.3) receipts for or other evidence of the payment of the Insurance Premiums reasonably satisfactory to Lender. If a Borrower does not furnish such evidence and receipts at least 30 days prior to the expiration of any expiring Policy, then Lender may, but shall not be obligated to, procure such insurance and pay the Insurance Premiums therefor, and such Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand, with interest accruing at the Default Rate. Each Borrower shall deliver to Lender a certified copy of each Policy required to be maintained by it hereunder within 90 days after its effective date. Within 90 days after request by Lender, each Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

          (b) Lender hereby approves the insurance coverage that Borrowers have in effect on the date hereof as evidenced by submissions delivered to Lender prior to the date hereof and agrees that Borrower may maintain such coverage by the existing carriers throughout the Term, notwithstanding that certain of such carriers providing such coverage are not rated "AA" or better by Standard & Poor's.

     8.2  CASUALTY.
          --------

          8.2.1 NOTICE; RESTORATION.  If any Collateral Property is damaged or
                -------------------
destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrowers shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, the Borrower that owns such Collateral Property, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild such Collateral Property in accordance with Legal Requirements to be of at least equal value and of substantially the same character as prior to such damage or destruction.

          8.2.2 SETTLEMENT OF PROCEEDS.  In the event of a Casualty covered by
                ----------------------
any of the Policies (an "INSURED CASUALTY") where the loss does not exceed $1,000,000, the applicable Borrower may settle and adjust any claim without the consent of Lender; provided such adjustment is carried out in a competent and timely manner; and such Borrower is hereby authorized to collect and receipt for the insurance proceeds (the "PROCEEDS"). In the event of an Insured Casualty where the loss equals or exceeds $1,000,000, Lender may settle and adjust any claim without the consent of any Borrower and agree with the insurer(s) on the amount to be paid on the loss, and the Proceeds shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Fund and disbursed in accordance herewith. The expenses incurred by Lender in the adjustment and collection of the Proceeds shall become part of the Debt and shall be reimbursed by the applicable Borrower to Lender upon demand.

     8.3 CONDEMNATION.
         ------------

         8.3.1 NOTICE; RESTORATION.  Borrowers shall promptly give Lender notice
               -------------------
of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting any Collateral Property (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, the applicable Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild such Collateral Property in accordance with Legal Requirements to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation.

         8.3.2 COLLECTION OF AWARD.  Lender is hereby irrevocably appointed as
               -------------------
each Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an "AWARD") and to make any compromise or settlement in connection with such Condemnation. Notwithstanding any Condemnation (or any transfer made in lieu of or in anticipation of such Condemnation), each Borrower shall continue to pay such Borrower's Allocable Share of the Debt at the time and in the manner provided for in the Loan Documents, and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. If a Collateral Property that is the subject of a Condemnation is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of the Award sufficient to pay the Debt. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender. Lender shall hold such Award in the Casualty/Condemnation Fund and disburse such Award in accordance with the terms hereof.

     8.4 APPLICATION OF PROCEEDS OR AWARD.
         --------------------------------

         8.4.1 APPLICATION TO RESTORATION.  In the event of an Insured Casualty
               --------------------------
or Condemnation with respect to any Collateral Property where (i) the loss is in an aggregate amount less than 25% of the unpaid Allocated Note Amount of the Borrower that owns such Collateral Property, (ii) in the reasonable judgment of Lender, such Collateral Property can be restored within six months, and prior to the Stated Maturity Date and the expiration of the business interruption insurance with respect thereto, to an economic unit not less valuable and not less useful than the same was prior to the Insured Casualty or Condemnation, and after such restoration will adequately secure the unpaid Principal, and (iii) no Event of Default shall have occurred and be then continuing, then the Proceeds or the Award, as the case may be (after reimbursement of any expenses incurred by Lender), shall be applied to reimburse the applicable Borrower for the cost of restoring, repairing, replacing or rebuilding such Collateral Property (the

"RESTORATION"), in the manner set forth herein. The applicable Borrower shall commence and diligently prosecute such Restoration; provided that (x) such Borrower shall pay (and if required by Lender, such Borrower shall deposit with Lender in advance) all costs of such Restoration in excess of the net amount of the Proceeds or the Award made available pursuant to the terms hereof; and (y) Lender shall have received evidence reasonably satisfactory to it that during the period of the Restoration, the Rents from such Collateral Property will be at least equal to the sum of the Operating Expenses for such Collateral Property and Debt Service on such Borrower's Allocated Note Amount, as reasonably determined by Lender.

        8.4.2  APPLICATION TO DEBT.  Except as provided in Section 8.4.1, the
               -------------------
Proceeds and any Award may, at the option of Lender in its sole discretion, be applied to the sum of (i) accrued but unpaid interest on the Note, (ii) the outstanding principal balance of the Note (with such Proceeds being applied first to reduce the Allocated Note Amount of the Borrower whose Collateral Property was the subject the Condemnation in respect of which the Award was paid) and (iii) other charges due under the Note (such amount, the "UNPAID BALANCE"), or applied to reimburse the applicable Borrower for the cost of any Restoration, in the manner set forth in Section 8.4.3. Any such application to the Unpaid Balance shall be without any prepayment consideration, unless the Debt or any portion thereof is accelerated prior to, or within one year after, the date the Proceeds are received from the insurance company or the Award is received from the condemning authority, as the case may be, in which event the applicable Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that may be required with respect to the amount of the Proceeds or Award applied to the Unpaid Balance. After any such application to the Unpaid Balance, the unpaid Principal shall be reamortized over the remaining term thereof.

        8.4.3  PROCEDURE FOR APPLICATION TO RESTORATION.  If a Borrower is
               ----------------------------------------
entitled to reimbursement out of the Proceeds or an Award held by Lender, such Proceeds or Award shall be disbursed from time to time from the Casualty/Condemnation Fund upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available sufficient in addition to the Proceeds or Award to complete the proposed Restoration, (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve, and (iv) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. No payment made prior to the final completion of the Restoration shall exceed 90% of the value of the work performed from time to time; funds other than the Proceeds or Award shall be disbursed prior to disbursement of such Proceeds or Award; and at all times, the undisbursed balance of such Proceeds or Award remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of the applicable Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all Liens or claims for Lien. Any surplus that remains out of the Proceeds held by Lender after payment of such costs of Restoration shall be paid to the applicable Borrower. Any surplus that remains out of the Award received by Lender after payment of such costs of Restoration shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt or returned to the applicable Borrower.

        8.4.4  GROUND LEASE; ANCHOR LEASE; REA.  If Lender shall have the right
               -------------------------------
or option hereunder to apply Proceeds or an Award to payment of the Debt, but under any controlling provision in any Ground Lease, "anchor" Lease or REA such Proceeds or Awards are required to be applied to Restoration of a Collateral Property, then, notwithstanding anything to the contrary in this Article 8, such Proceeds or Award shall be applied to Restoration in accordance with such Ground Lease, "anchor" Lease or REA, subject to such conditions and procedures as Lender may impose which are not inconsistent with the terms of such Ground Lease, "anchor" Lease or REA.


IX  DEFAULTS

    9.1 EVENTS OF DEFAULT.  An "Event of Default" shall exist with respect to a
        -----------------
Loan to a Borrower upon the occurrence of any of the following events:

        (a) any portion of such Borrower's Allocable Share of the Debt is not paid when due;

        (b)  such Borrower shall fail to pay when due any deposit into any Fund;

        (c) any of the Taxes applicable to such Borrower's Collateral Property are not paid when due (other than Taxes for which funds have been deposited with Lender pursuant to Section 4.3), subject to such Borrower's right to contest Taxes applicable to its Collateral Property in accordance with Section 6.2;

        (d) the Policies with respect to the Collateral Property owned by such Borrower are not delivered to Lender within 90 days after their respective applicable effective dates or within ten days after written demand from Lender, whichever is later, or such Policies are not kept in full force and effect;

        (e) a Transfer other than a Permitted Transfer occurs with respect to such Borrower's Collateral Property, an interest in such Borrower or an interest in the Borrower Representative of such Borrower;

        (f) any representation or warranty made by such Borrower or in any Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by such Borrower in connection with any Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made;

          (g) such Borrower or such Borrower's Borrower Representative shall make an assignment for the benefit of creditors, or shall generally not be paying its debts as they become due;

          (h) a receiver, liquidator or trustee shall be appointed for such Borrower or such Borrower's Borrower Representative or the Oakridge Guarantor; or such Borrower or such Borrower's Borrower Representative or the Oakridge Guarantor shall be adjudicated a bankrupt or insolvent; or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Borrower or such Borrower's Borrower Representative or the Oakridge Guarantor, as the case may be; or any proceeding for the dissolution or liquidation of such Borrower or such Borrower's Borrower Representative or the Oakridge Guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Borrower or such Borrower's Borrower Representative or the Oakridge Guarantor, as the case may be, only upon the same not being discharged, stayed or dismissed within 60 days;

          (i) such Borrower breaches any negative covenant contained in Section 7 or any covenant contained in Section 6.14;

          (j) such Borrower shall be in default under any other mortgage or security agreement covering any part of the Collateral Property owned by such Borrower whether it be superior or junior in Lien to a Mortgage, and such default shall continue after the expiration of any applicable notice and grace period provided therein;

          (k) except as permitted hereunder, commence any alteration, improvement, demolition or removal of any of the Improvements constituting part of such Borrower's Collateral Property without the prior consent of Lender;

          (l) an Event of Default as defined or described in any other Loan Document other than such Borrower's Guaranty occurs; or any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate or to permit Lender to accelerate the maturity of any portion of such Borrower's Allocable Share of the Debt;

          (m) such Borrower shall be in default under any term, covenant or provision set forth herein or in any other Loan Document (other than such Borrower's Guaranty) which specifically contains a notice requirement or grace period and such notice has been given and such grace period has expired;

          (n) any of the assumptions contained in any substantive non-consolidation opinion, delivered to Lender by such Borrower's counsel in connection with the Loan or otherwise hereunder (the "Original Opinion"), were not true and correct as of the date of such opinion or thereafter became untrue or incorrect and Borrower fails to deliver to Lender, within 20 days after Borrower first become aware that any such assumption is not true or is incorrect, a new substantive non-consolidation opinion from the same counsel (or other counsel acceptable to Lender and the Rating Agencies) which omits all such untrue or incorrect assumptions and is otherwise in the same form as the Original Opinion (other than for changes approved by Lender and the Rating Agencies);

          (o) such Borrower fails to give any notice due to any Person under any Loan Document (i) within two (2) days after such notice was due or (ii) in accordance with the applicable procedural requirements set forth in the Loan Documents;

          (p) such Borrower shall fail to pay when due any rent, additional rent or other charge payable under any Ground Lease (which term, for purposes of this paragraph (p) shall mean any Ground Lease affecting such Borrower's Collateral Property or any portion thereof); or such Borrower shall default in the observance or performance of any other term, covenant or condition of any Ground Lease and such default is not cured within 20 days prior to the expiration of any applicable grace period provided therein; or any event shall occur that would cause any Ground Lease to terminate without notice or action by the landlord thereunder or would entitle such landlord to terminate any Ground Lease and the term thereof by giving notice to such Borrower; or any Ground Lease shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever; or any term of any Ground Lease shall be modified or supplemented without Lender's consent; or any Borrower shall fail, within 10 Business Days after demand by Lender, to exercise its option to renew or extend the term of any Ground Lease or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such Ground Lease;

          (q) such Borrower shall default (other than a default which, in the sole judgment of Lender, is not material) under any REA and, in the case of any such default that is non-monetary, such default is not cured within 20 days prior to the expiration of any applicable grace period provided therein; or any event shall occur that would cause any REA to terminate without notice or action by any party thereto or would entitle any party to terminate any REA and the term thereof by giving notice to such Borrower; or any REA shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever; or any term of any REA shall be modified or supplemented without Lender's consent; or any Borrower shall fail, within 10 Business Days after demand by Lender, to exercise its option to renew or extend the term of any REA or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such REA;

          (r) such Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document (other than such Borrower's Guaranty) not specified in this Section 9.1, for ten days after notice to such Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for 30 days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period, and such Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for such Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed 90 days;

          (s) an Event of Default shall occur with respect to a Loan to any other Borrower; or

          (t) Oakridge Borrower shall default under (i) the Oakridge Subordinate Mortgage and such default shall continue after the expiration of any applicable notice or grace period or (ii) the Oakridge Option Agreement;

          (u) any Undelivered Document shall have a material adverse effect on the value, Underwritten Net Operating Income, use or operation of a Collateral Property.

          (v) a default shall occur with respect to the Oakridge Guaranty;

          (w) a default shall occur with respect to any Guaranty of the Loan; or

          (x) if such Borrower shall fail to deliver any replacement or renewal Letter of Credit (or immediately available funds in the amount of the applicable Letter of Credit) as and when required under Sections 4.12, 4.13, 4.15, 4.16,
4.17 or 6.22.

     9.2  REMEDIES.
          --------

          9.2.1  ACCELERATION.  Upon the occurrence of an Event of Default with
                 ------------
respect to a Loan to any Borrower (other than an Event of Default described in paragraph (g) or (h) of Section 9.1) and at any time and from time to time thereafter, in addition to any other rights or remedies available to it pursuant to the Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against such Borrower and in and to any and all Collateral Properties of such Borrower and any and all Ground Leases to which such Borrower is a party, and against any and all guarantors of such Borrower's Allocable Share of the Debt and any and all collateral for the guaranty obligations of such guarantors, including declaring that Borrower's Allocable Share of the Debt (including unpaid interest, Default Rate interest, Late Payment Charges, Yield Maintenance Premium and any other amounts owing by such Borrower) to be immediately due and payable), without notice or demand; and upon any Event of Default described in paragraph(g) or (h) of Section 9.1, that Borrower's Allocable Share of the Debt (including unpaid interest, Default Rate interest, Late Payment Charges, Yield Maintenance Premium and any other amounts owing by such Borrower) shall immediately and automatically become due and payable, without notice or demand, and each Borrower hereby expressly waives any such notice or demand, anything contained in any Loan Document to the contrary notwithstanding.

          9.2.2  REMEDIES CUMULATIVE.   Upon the occurrence of an Event of
                 -------------------
Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against any or all Borrowers under the Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in the Loan Documents. Without limiting the generality of the foregoing, each Borrower agrees that if an Event of Default is continuing, (i) to the extent permitted by applicable law, Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral Properties, each Mortgage has been foreclosed, the Collateral Properties have been sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full. To the extent permitted by applicable law, nothing contained in any Loan Document shall be construed as requiring Lender to resort to any portion of the Collateral Pool for the satisfaction of any of the Debt in preference or priority to any other portion, and Lender may seek satisfaction out of the entire Collateral Pool or any part thereof, in its absolute discretion.

        9.2.3  SEVERANCE.  Without limiting the provisions of Section 2.1.2(b),
               ---------
Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents to reflect each Borrower's Allocable Share of the Debt and in such priorities of payment and liens as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies. Each Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, each Borrower ratifying all that such attorney shall do by virtue thereof.

        9.2.4  DELAY.  No delay or omission to exercise any remedy, right, power
               -----
accruing upon an Event of Default, or the granting of any indulgence or compromise by Lender shall impair any such remedy, right or power hereunder or be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of any Mortgage, to the extent necessary to foreclose on any other Collateral Property or part thereof, the Rents, the Funds or any other collateral that constitutes security for the same obligation.

        9.2.5  LENDER'S RIGHT TO PERFORM.  If any Borrower fails to perform any
               -------------------------
covenant or obligation contained herein and such failure shall continue for a period of (5) five Business Days after such Borrower's receipt of written notice thereof from Lender, without in any way limiting Lender's right to exercise any of its rights as provided hereunder or under any of the other Loan Documents, Lender may, but shall have no obligation to, perform, or cause performance of, such covenant or obligation, and the expenses of Lender incurred in connection therewith shall be payable by such Borrower to Lender upon demand and if not paid shall be added to the Debt and shall bear interest thereafter at the Default Rate. Notwithstanding the foregoing, Lender shall have no obligation to send notice to such Borrower of any other Borrower of any such failure.

X  SPECIAL PROVISIONS
   ------------------

   10.1 SALE OF NOTE AND SECONDARY MARKET TRANSACTION.
        ---------------------------------------------

        10.1.1 COOPERATION.  At Lender's request (to the extent not already
               -----------
required to be provided by Borrowers under this Agreement), each Borrower shall cooperate with Lender to enable Lender to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with one or more sales or assignments of the Note or participations therein or securitizations (including any FASIT) of rated single or multi-class securities (the "SECURITIES") secured by or evidencing ownership interests in the Note and the Mortgage (each such sale, assignment, participation and/or securitization, a "SECONDARY MARKET TRANSACTION"). No Borrower shall be required to incur any out-of-pocket expense to comply with the provisions of this Section 10.1.1 (unless Lender agrees to reimburse such Borrower therefor). In furtherance of the foregoing, each Borrower shall, at the request of Lender in connection with any Secondary Market Transaction, and so long as the Loan is still outstanding:

        (a) (i) provide updates of financial and other information with respect to its Collateral Property, such Borrower and its Affiliates, Manager and any tenants of its Collateral Property, (ii) provide updated business plans and budgets relating to its Collateral Property and (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, surveys, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of its Collateral Property, as may be reasonably requested from time to time by Lender or the Rating Agencies or as may be necessary or appropriate in connection with a Secondary Market Transaction or Exchange Act requirements (the items provided to Lender pursuant to this paragraph (a) being called the "PROVIDED INFORMATION"), together, if customary, with appropriate verification of and/or consents to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

        (b) use reasonable efforts to cause counsel to render opinions as to non-consolidation, fraudulent conveyance, true sale and true contribution and any other opinion customary in securitization transactions with respect to its Collateral Property, such Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to Lender and the Rating Agencies;

          (c) provide current certificates of good standing and qualification with respect to such Borrower from appropriate Governmental Authorities; and

          (d) execute such amendments to the Loan Documents and such Borrower's organizational documents as may be requested by Lender or the Rating Agencies or otherwise to effect a Secondary Market Transaction, provided that nothing contained in this subsection (e) shall result in an economic change in the transaction or impose any material legal obligations on any Borrower or restrict Borrower in any material way.

          10.1.2 USE OF INFORMATION.  Each Borrower understands that certain of
                 ------------------
the Provided Information and the Required Records may be included in disclosure documents in connection with a Secondary Market Transaction, including a prospectus or private placement memorandum (each, a "DISCLOSURE DOCUMENT") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers or other parties relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised, each Borrower shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document or for other use reasonably required in connection with a Secondary Market Transaction by providing all current information pertaining to such Borrower, and its Collateral Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. Such disclosure may include the opinion or judgment of Lender or Servicer concerning the Provided Information or other matters disclosed.

          10.1.3 BORROWERS OBLIGATIONS REGARDING DISCLOSURE DOCUMENTS.  In
                 ----------------------------------------------------
connection with a Disclosure Document, each Borrower shall:

          (a) if requested by Lender, certify in writing that such Borrower has carefully examined those portions of such Disclosure Document, pertaining to such Borrower, its Collateral Property, the Manager and the Loan, including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such portions (and portions of any other sections reasonably requested and pertaining to such Borrower, its Collateral Property, the Manager or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

          (b) indemnify (i) any underwriter, syndicate member or placement agent

(collectively, the "UNDERWRITERS") retained by Lender or its issuing company affiliate (the "ISSUER") in connection with a Secondary Market Transaction, (ii) Lender and (iii) the Issuer that is named in the Disclosure Document or registration statement relating to a Secondary Market Transaction (the "REGISTRATION STATEMENT"), and each of the Issuer's directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Issuer or the Lender within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (collectively within (iii), the "CCA GROUP"), and each of its directors and each person who controls each of the Underwriters, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "UNDERWRITER GROUP") for any losses, claims, damages or liabilities (the "LIABILITIES") to which Lender, the CCA Group or the Underwriter Group may become subject (including reimbursing all of them for any legal or other expenses actually incurred in connection with investigating or defending the Liabilities) insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in any of the Required Records or in any of the applicable portions of such sections of the Disclosure Document applicable to any Borrower, Manager, any Collateral Property or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections in light of the circumstances under which they were made, not misleading, provided, however,
                                                          --------  -------
that no Borrower shall be required to indemnify Lender for any Liabilities relating to untrue statements or omissions or inadequacies of disclosure which
(i) any Borrower identified to Lender in writing at the time of such Borrower's examination of such Disclosure Document or (ii) are set forth in a report prepared by a third party not Affiliated with any Borrower; and

          (c) reimburse any member of the CCA Group for any legal or other expenses reasonably incurred by such member in connection with investigating or defending the Liabilities.

Borrowers' Liability under clause (a) or (b) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of a Borrower in connection with the preparation of those portions of the Disclosure Document pertaining to Borrowers, Manager, the Collateral Properties or the Loan or in connection with the underwriting of the debt, including financial statements of Borrowers, operating statements, rent rolls and other Required Records, environmental site assessment reports and property condition reports with respect to the Collateral Properties. The foregoing indemnity will be in addition to any liability which Borrowers may otherwise have. Lender shall give Borrower a copy of any Disclosure Document that is to be subject to the foregoing indemnification obligations a reasonable amount of time prior to its delivery to potential investors pursuant to an offering.

          10.1.4 BORROWERS INDEMNITY REGARDING FILINGS.  In connection with
                 -------------------------------------
filings under the Exchange Act, each Borrower shall (i) indemnify Lender, the CCA Group and the Underwriter Group for any Liabilities to which Lender, the CCA Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the CCA Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, CCA Group or the Underwriter Group in connection with defending or investigating the Liabilities.

          10.1.5 INDEMNIFICATION PROCEDURE.  Promptly after receipt by an
                 -------------------------
indemnified party under Section 10.1.3 or 10.1.4 of notice of the commencement of any action for which a claim for indemnification is to be made against any Borrowers, such indemnified party shall notify Borrowers in writing of such commencement, but the omission to so notify the Borrowers will not relieve any Borrower from any liability that it may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to such Borrower. In the event that any action is brought against any indemnified party, and it notifies Borrowers of the commencement thereof, Borrowers will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice of commencement, to assume the defense thereof with counsel satisfactory to such indemnified party in its sole discretion. After notice from Borrowers to such indemnified party under this Section 10.1.5, Borrowers shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both any Borrowers and an indemnified party, and any indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to any such Borrower(s), then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Borrowers shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

          10.1.6 CONTRIBUTION.  In order to provide for just and equitable
                 ------------
contribution in circumstances in which the indemnity agreement provided for in
Section 10.1.3 or 10.1.4 is for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 10.1.3 or 10.1.4, each Borrower shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent
misrepresentation.   In determining the amount of contribution to which the
respective parties are entitled, the following factors shall be considered: (i) the CCA Group's and each Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and each Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          10.1.7  RATING SURVEILLANCE.  Lender will retain the Rating Agencies
                  -------------------
to provide rating surveillance services on Securities. The pro rata expenses of such surveillance will be paid for by Borrowers based on the applicable percentage of such expenses determined by dividing the then outstanding Principal by the then aggregate outstanding amount of the pool created in the Secondary Market Transaction which includes the Loan.

          10.1.8  FLOOR ON COUPON RATE.  Lender agrees that the coupon rate on
                  --------------------
any Securities shall not be lower than 75 basis points below the sum of Libor plus the Margin.

XI  MISCELLANEOUS
    -------------

    11.1  EXCULPATION.
          -----------

          (a) Subject to the qualifications below, Lender shall not enforce the liability and obligation of any Borrower to perform and observe the obligations contained in the Loan Documents by any action or proceeding wherein a money judgment shall be sought against such Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest and rights under the Loan Documents, or in the Collateral Properties, the Rents or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against a Borrower only to the extent of Borrower's interest in its Collateral Property, in the Rents and in any other collateral given to Lender, and Lender shall not sue for, seek or demand any deficiency judgment against any Borrower in any such action or proceeding under or by reason of or under or in connection with any Loan Document. The provisions of this section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any Loan Document; (ii) impair the right of Lender to name any Borrowers as a party defendant in any action or suit for foreclosure and sale under any Mortgage;
(iii) affect the validity or enforceability of any of the Loan Documents or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of any Assignment of Leases; (vi) constitute a prohibition against Lender to commence any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Mortgages or to exercise its remedies against the Collateral Properties; or
(vii) constitute a waiver of the right of Lender to enforce the liability and obligation of any Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (a) fraud or intentional misrepresentation by such Borrower or any guarantor in connection with the Loan; (b) the gross negligence or willful misconduct of such Borrower; (c) the breach of any representation, warranty, covenant or indemnification in any Loan Document concerning Environmental Laws or Hazardous Substances, including Sections 5.1.32 and 6.10, and clauses (viii) through (xi) of Section 6.18; (d) physical waste or after an Event of Default, the removal or disposal of any portion of any Collateral Property; (e) the misapplication or conversion by such Borrower of
(x) any Proceeds paid by reason of any Insured Casualty, (y) any Award received in connection with a

Condemnation, or (z) any Rents, refunds of Taxes or Other Charges or Funds (i.e., use of Rents or refunds of Taxes or Other Charges or Funds to make distributions or payments to members/partners/shareholders of such Borrower during the continuance of an Event of Default; (f) failure to pay charges for labor or materials or other charges that can create Liens on any portion of any Collateral Property unless such charges are the subject of a bona fide dispute in which the applicable Borrower is contesting the amount or validity thereof;
(g) any security deposits collected with respect to any Collateral Property which are not delivered to Lender upon a foreclosure of any Mortgage encumbering such Collateral Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; and (h) such Borrower's indemnifications of Lender set forth in Sections 10.1.3 and 10.1.4.

          (b) Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrowers in the event that (1) any Borrower or any Person owning an interest (directly or indirectly) in any Borrower commences any action, suit, claim, arbitration, governmental investigation or other proceeding (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to any Borrower, or seeking to adjudicate any Borrower a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any Borrower or any Borrower's debts, or (y) seeking appointment of a receiver (other than a Borrowers seeking the appointment of a receiver during the pendency of a foreclosure action against such Borrower commenced by Lender), trustee, custodian or other similar official for any Borrower or for all or substantially all of any Borrower's assets or (2) any Borrower ever ceases to be a Special Purpose Bankruptcy Remote Entity.

          (c) Notwithstanding anything to the contrary set forth in Section 11.1(a), the provisions of Section 11.1(a) shall be void and of no effect, and the Loan shall become fully recourse to Borrowers, if any Borrower or any Person acting on behalf of any Borrower shall breach or violate any of the provisions of Section 11.17(b) hereof.

     11.2 NOTICES.  All notices, consents, approvals and requests required or
          -------
permitted hereunder or under any other Loan Document (a "NOTICE") shall be given in writing and shall be effective for all purposes if hand delivered or sent (i) by certified or registered United States mail, postage prepaid, or (ii) by (A) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (B) telecopier (with answer back acknowledged), in any case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to Lender: The Capital

Company of America LLC, Two World Financial Center, Building B, New York, New York 10281, Attention: Barry Funt, Telecopier (212) 667-1567, with copies to:
Capital America Client Services, 600 East Las Colinas Blvd., Suite 1300, Irving, Texas 75039, Attention: Legal Department, Telecopier (972) 401-8554 and Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention: Stephen Gliatta, Telecopier: (212) 836-7156; if to Borrower: c/o Westfield Corporation, Inc., 11601 Wilshire Boulevard, 12/th/ Floor, Los Angeles, CA 90025, Attention: President, Telecopier: (310) 478-8776, with a copy to: Westfield Corporation, Inc., 11601 Wilshire Boulevard, 12/th/ Floor, Los Angeles, CA 90025, Attention: Office of Legal Counsel, Telecopier: (310) 478-8776, with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10028, Attention: Barry Mills. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

           11.2.1  BORROWERS' AGENT.  (a) Each of the Borrowers hereby makes,
                   ----------------
constitutes and appoints Borrowers' Agent the true and lawful attorney-in-fact of such Borrower, with the power from time to time, in the name, place and stead of such Borrower, to give Lender directions of any kind with respect to the funding of Advances and to give and receive notices of any kind on behalf of such Borrower under this Agreement or any of the other Loan Documents. The power-of-attorney shall bind each of the Initial Borrowers and all Borrowers who hereafter become signatories to this Agreement.

           (b) Borrowers' Agent shall notify Lender of the names of its officers and employees authorized to request and take other actions on behalf of Borrowers (each a "RESPONSIBLE OFFICER") and shall provide Lender with a specimen signature of each such officer or employee. Lender shall be entitled to rely conclusively on a Responsible Officer's authority to give and receive notices and take other all other actions of any kind on behalf of Borrowers or any of them until Lender receives written notice to the contrary. Lender shall have no duty to verify the authenticity of the signature appearing on any notice.

     11.3  BROKERS AND FINANCIAL ADVISORS.  Each Borrower hereby represents that
           ------------------------------
it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the Loan. Borrowers and Lender shall indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 11.3 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

     11.4  RETENTION OF SERVICER.  Lender reserves the right to retain the
           ---------------------
Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, any Pooling and Servicing Agreement or similar agreement entered into as a result of a Secondary Market Transaction, the Cash

Management Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrowers shall pay any reasonable fees and expenses of the Servicer in connection with a release or substitution of any Collateral Properties, assumption or modification of the Loan, enforcement of the Loan Documents or any other action taken by Servicer hereunder on behalf of Lender.

     11.5  SURVIVAL.  This Agreement and all covenants, agreements,
           --------
representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any of the Debt is unpaid. Each Borrower's covenants and agreements in this Agreement shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

     11.6  LENDER'S DISCRETION.  Whenever pursuant to this Agreement or any
           -------------------
other Loan Document, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     11.7  GOVERNING LAW.  (a) THIS AGREEMENT WAS MADE BY LENDER AND ACCEPTED BY
           -------------
BORROWERS IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND PROCEDURES RELATING TO ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND THE DEBT. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO (S) 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

           (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF SUCH BORROWER MAILED OR DELIVERED TO SUCH BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR

     11.8  MODIFICATION; WAIVER IN WRITING.  No modification, amendment,
           -------------------------------
extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on any Borrower shall entitle such Borrower or any other Borrower to any other or future notice or demand in the same, similar or other circumstances.

     11.9  DELAY NOT A WAIVER.  Neither any failure nor any delay on the part of
           ------------------
Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under any Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under the Loan Documents, or to declare an Event of Default for failure to effect prompt payment of any such other amount.

   11.10  TRIAL BY JURY.  BORROWERS AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL
          -------------
BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWERS AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

   11.11  HEADINGS.  The Section headings in this Agreement are included herein
          --------
for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

   11.12  SEVERABILITY.  Wherever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

   11.13  PREFERENCES.  To the extent any Borrower makes a payment to Lender, or
          -----------
Lender receives proceeds of any collateral, which is in whole or part subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Debt or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. This provision shall survive the expiration or termination of this Agreement and the repayment of the Debt.

   11.14  WAIVER OF NOTICE.  No Borrower shall be entitled to any notices of any
          ----------------
nature whatsoever from Lender except with respect to matters for which this Agreement or any other Loan Document specifically and expressly provides for the giving of notice by Lender to such Borrower and except with respect to matters for which such Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Each Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which no Loan Document specifically and expressly provides for the giving of notice by Lender to such Borrower.

   11.15  REMEDIES OF BORROWER.  In the event that a claim or adjudication is
          --------------------
made that Lender or its agent, including Servicer, has acted unreasonably or unreasonably delayed acting in any case where by law or under any Loan Document, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, each Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages, and such Borrower's sole remedy shall be to commence an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Each Borrower specifically waives any claim against Lender and its agents, including Servicer, with respect to actions taken by Lender or its agents on any Borrower's behalf pursuant to Section 9.2.5.

    11.16 PRIOR AGREEMENTS.  This Agreement and the other Loan Documents contain
          ----------------
the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents; provided, however, that the
                                             --------  -------
following provisions of the Commitment Letter dated October 16, 1998 between Lender and Westfield America, Inc. continue to survive: provisions pertaining to the "Capital America Good Faith Deposit"; provisions of paragraph 6 of such Commitment Letter pertaining to the application of certain deposits to fees and expenses payable by Borrowers hereunder; provisions pertaining to the termination of the "SUV Commitment Letter and Term Sheet"; and provisions pertaining to the "New Swap" with Westfield America, Inc.

    11.17 OFFSETS, COUNTERCLAIMS AND DEFENSES.
          -----------------------------------

          (a) Each Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer. Any assignee of Lender's interest in and to the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses that are unrelated to the Loan Documents which any Borrower may otherwise have against any assignor of such documents, and no such unrelated offset, counterclaim or defense shall be interposed or asserted by any Borrower in any action or proceeding brought by any such assignee upon such documents, and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by each Borrower.

          (b) Each Borrower agrees that each Advance made by Lender hereunder may be transferred, assigned or sold separately by Lender, including a transfer into a Secondary Market Transaction (any transferred, assigned or sold advance, a "TRANSFERRED ADVANCE"). Each Borrower agrees that if Lender shall fail to
   -------------------
make any future Advance required hereunder, neither such Borrower, nor any other Borrower, nor any Person acting on behalf of any Borrower shall have any right of set-off, offset, or recoupment, or any similar right, against any Transferred Advance, and neither such Borrower, nor any other Borrower, nor any Person acting on behalf of any Borrower shall withhold or fail to make any payment due, or perform any other obligation, under any Transferred Advance, and neither such Borrower, nor any other Borrower, nor any Person acting on behalf of any Borrower shall assert the failure by Lender to make any such future Advance as a defense to its obligations to pay and perform with respect to any Transferred Advance, and neither such Borrower, nor any other Borrower, nor any Person acting on behalf of any Borrower shall make any claim, or bring any action, suit or proceeding, against the owner of any Transferred Advance as a result of such failure by Lender to make a future Advance. Each Borrower agrees to indemnify Lender and each owner of a Transferred Advance, and to hold Lender and each owner of a Transferred Advance harmless against, any action, claim, proceeding, liability, cost or expense (including attorneys' fees and expenses) arising out of or related to a breach or violation by such Borrower or any other Borrower or any Person acting on behalf of any Borrower of Borrowers' agreements in this Section 11.17(b). In the event that any Borrower or any Person acting on behalf of any Borrower shall breach or violate any of its agreements in this Section 11.17(b), each Borrower agrees that the Loan shall immediately become full recourse to Borrowers. For purposes of this Section 11.17(b), all references to Lender shall not include any successor or assignee of the initial Lender unless such successor or assignee expressly assumes the obligation of the initial Lender to make one or more future Advances under this Agreement.

     11.18 PUBLICITY.  All news releases, publicity or advertising by any
           ---------
Borrower or its Affiliates through any media intended to reach the general public, which refers to the Loan Documents, the Loan, Lender, any member of the CCA Group, a Loan purchaser, the Servicer or the trustee in a Secondary Market Transaction, shall be subject to the prior written approval of Lender.

     11.19 NO USURY.  Borrowers and Lender intend at all times to comply with
           --------
applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Section 11.19 shall control every other agreement in the Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Loan or any prepayment by a Borrower results in such Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrowers' and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid Principal and all other Debt (or, if the Debt has been or would thereby be paid in full, refunded to the applicable Borrower(s)), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained in any Loan Document, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     11.20  CONFLICT; CONSTRUCTION OF DOCUMENTS.  In the event of any conflict
            -----------------------------------
between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that each is represented by separate counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted them.

     11.21  NO THIRD PARTY BENEFICIARIES.  Except as provided in the following
            ----------------------------
sentence, the Loan Documents are solely for the benefit of Lender and Borrowers and nothing contained in any Loan Document shall be deemed to confer upon anyone other than the Lender and Borrowers any right to insist upon or to enforce the performance or observance of any of the obligations contained therein. Each of the current owners of the properties identified on Schedule 10 hereto is an
                                                   -----------
intended third party beneficiary of Lender's obligation to make Loans as described in Article II above.
             ----------

     11.22  YIELD MAINTENANCE PREMIUM.  Each Borrower acknowledges that Lender
            -------------------------
intends to enter into a Secondary Market Transaction which may result in various classes of Securities with different coupon rates. Each Borrower also acknowledges that (i) the proceeds of any partial prepayment of Principal may be utilized to retire Securities bearing a coupon rate lower than the Interest Rate, (ii) that following such prepayment the remaining outstanding Securities may bear a weighted average coupon rate in excess of the Interest Rate and (iii) that, absent the Yield Maintenance Premium payable hereunder in connection with such prepayment, Lender will not receive the benefits intended to be conferred by the Loan Documents. For these reasons, and to induce Lender to make the Loans, Borrowers expressly waive any right or privilege to prepay the Loans except as may be specifically permitted herein and agree that, except as expressly provided for herein, all partial prepayments, if any, whether voluntary or involuntary, will be accompanied by the Yield Maintenance Premium. Such Yield Maintenance Premium shall be required whether payment is made by a Borrower, by a Person on behalf of Borrower, or by the purchaser at any foreclosure sale, and may be included in any bid by Lender at such sale. Each Borrower further acknowledges that (A) it is a knowledgeable real estate developer and/or investor; (B) it fully understands the effect of the provisions of this Section 11.22, as well the other provisions of the Loan Documents; (C) the making of the Loans by Lender at the Interest Rate and other terms set forth in the Loan Documents are sufficient consideration for such Borrower's obligation to pay a Yield Maintenance Premium (if required); and (D) Lender would not make the Loans on the terms set forth herein without the inclusion of such provisions. Borrowers also acknowledge that the provisions of this Agreement limiting the right of prepayment and providing for the payment of the Yield Maintenance Premium and other charges specified herein were independently negotiated and bargained for, and constitute a specific material part of the consideration given by Borrowers to Lender for the making of the Loans.

     11.23  ASSIGNMENT.  The Loan, the Note, the Loan Documents and all Lender's
            ----------
rights, title, obligations and interests therein may be assigned by Lender at any time in its sole discretion whether by operation of law (pursuant to a merger or other successor in interest) or otherwise. Subject to the provisions of Section 11.17, upon such assignment, all references to Lender in this

Loan Agreement and in any Loan Document shall be deemed to refer to such assignee or successor in interest and such assignee or successor in interest shall thereafter stand in the place of Lender; provided, however that the original named Lender herein shall not be released of its obligations in respect of Advances which Lender is thereafter required to make hereunder. No Borrower may assign its rights, interests or obligations under this Loan Agreement or under any of the Loan Documents except as expressly permitted hereunder.

     11.24  LIABILITIES NOT JOINT AND SEVERAL.  Each Borrower shall be liable
            ---------------------------------
as a primary obligor (as distinguished from liability as a guarantor) only for such Borrower's Allocable Share of the Obligations. If any Borrower shall for any reason be released of any of its Obligations (other than an Obligation as to which the released Borrower's Allocable Share was 100%) pursuant to the Loan Documents, then each Borrower's Allocable Share of such Obligation shall be equal to a fraction, the numerator of which is such Borrower's then Allocated Note Amount and the denominator of which is the then aggregate Allocated Note Amounts of all Borrowers who have not been released of their liability for such Obligation.

     11.25  THIRD PARTY GUARANTIES.  Lender agrees that upon request by a
            ----------------------
Borrower, Lender will accept guaranties of a portion of such Borrower's obligations hereunder from third parties designated by such Borrower, provided that (i) the form of such guaranties shall be reasonably acceptable to Lender and (ii) all Borrowers and the Oakridge Guarantor shall execute such instruments as Lender may reasonably request to confirm that neither the delivery of such new guaranties, nor any waiver, extension, modification, forbearance or release of or with respect to such new guaranties, will affect in any way any of the obligations of any Borrower or the Oakridge Guarantor under any Loan Document.


                       [Signatures on the following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                PARKWAY PLAZA LLC

                                By: Parkway Plaza, Inc.
                                    Managing Member


                                By: /s/ Irv Hepner
                                    --------------
                                    Name: Irv Hepner
                                    Title: Secretary


                                HORTON PLAZA LLC

                                By: Horton Plaza, Inc.
                                    Managing Member


                                By: /s/ Irv Hepner
                                    --------------
                                    Name: Irv Hepner
                                    Title: Secretary


                                FOX HILLS MALL LLC

                                By: Fox Hills Mall, Inc.


                                By: /s/ Irv Hepner
                                    --------------
                                    Name: Irv Hepner
                                    Title: Secretary


                                OAKRIDGE MALL LLC

                                By: Oakridge Mall, Inc.
                                    Managing Member


                                By: /s/ Irv Hepner
                                    --------------
                                    Name: Irv Hepner
                                    Title: Secretary

                                THE CAPITAL COMPANY OF AMERICA LLC


                                By: /s/ Wayne Brandt
                                    ________________________
                                    Name:  Wayne Brandt
                                    Title: Managing Director





The undersigned hereby agrees to the provisions of Section 11.1(c) and Section 11.17(b)

WESTFIELD AMERICA, INC.


By:  /s/ Irv Hepner
    ---------------
    Irv Hepner
    Secretary

                                  Schedule 1
                                  ----------

                             Location of Properties
                             ----------------------


1.        Fox Hills Mall:  Culver, Los Angeles County, California

2.        Horton Plaza:    San Diego, San Diego County, California

3.        Parkway Plaza:   El Cajon, San Diego County, California

4.        Oakridge Mall:   San Jose, Santa Clara County, California


                                     S1-1

                                  Schedule 2
                                  ----------

                       Matters Regarding Representations
                       ---------------------------------


                                     None


                                     S2-1

                                  Schedule 3
                                  ----------

                               Initial Borrowers
                               -----------------


1.   Fox Hills Mall LLC, a Delaware limited liability company

2.   Horton Plaza LLC, a Delaware limited liability company

3.   Oakridge Mall LLC, a Delaware limited liability company

4.   Parkway Plaza LLC, a Delaware limited liability company


                                     S3-1

                                   Schedule 4
                                   ----------

                                Required Repairs
                                ----------------

Fox Hills Mall      $143,125

Horton Plaza        $  1,500

Oakridge Mall       $ 12,500

Parkway Plaza       $120,490


                                     S4-1

                                   Schedule 6
                                   ----------

                  Replacement Reserve Fund (Initial Borrowers)
                  --------------------------------------------

Fox Hills Mall        $98,719.08

Horton Plaza          $11,302.75/month

Oakridge Mall         $13,254/month

Parkway Plaza         $9,844/month


                                     S6-1

                                   Schedule 7
                                   ----------
                               Material Contracts
                               ------------------

-------------------------------------------------------------------------------------------------------------
MALL                         TYPE OF CONTRACT           TERMS OF CONTRACT               EXPIRATION
-------------------------------------------------------------------------------------------------------------
Capital Mall                 Kellermeyer Building       30 days' written notice with    12/99
                             Service-Maintenance        48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Landscape Services         30 days' written notice with    4/99
                             Landscaping (exterior)     48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Interiorscapes             30 days' written notice with    4/99
                             Landscaping (interior)     48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
Fox Hills Mall               Merchants Building         30 days' written notice with    2/18/99
                             Maintenance                48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Centre Scapes              30 days' written notice with    5/31/98 Holdover
                             Landscaping (exterior)     48 hours written notice of      month to month
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Rohan & Associates Air     30 days' written notice with    3/99
                             Conditioning Maint.        48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Montgomery Kone            Contract to be terminated       1/31/99
                             Elevator Maintenance       in writing by owner and by
                                                        an officer and the contractor
--------------------------------------------------------------------------------------------------------------
Horton Plaza                 Merchants Building         30 days' written notice with    11/25/98
                             Maintenance                48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Brookwood Landscape        30 days' written notice with    1/1/99
                             Landscaping                48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------

                                     S7-1

-------------------------------------------------------------------------------------------------------------
MALL                         TYPE OF CONTRACT           TERMS OF CONTRACT               EXPIRATION
-------------------------------------------------------------------------------------------------------------
                             EDCO Trash                 one year                        Renews every
                                                                                        March 1/st/
-------------------------------------------------------------------------------------------------------------
                             Marcel's Power Parking     30 days' written notice with    1/1/99
                             Lot Sweeping               48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
Oakridge Mall                Shrine Maintenance Inc.    30 days' written notice with    9/30/98
                                                        48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Landscaping Management     30 days' written notice with    12/3/98
                             Landscaping (exterior)     48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Crystal Springs            30 days' written notice with    3/31/2000
                             Landscape Company          48 hours written notice of
                             Landscaping (interior)     intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Universal Sweep            30 days' written notice with    3/31/2000
                             Parking Lot Sweeping       48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
Parkway Plaza                Merchants Building         30 days' written notice with    2/23/99
                             Maintenance                48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Brookwood Landscape        30 days' written notice with    12/31/98
                             Landscaping (exterior)     48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Ram Air Conditioning       30 days' written notice with    12/31/98
                             Maintenance                48 hours written notice of
                                                        intention to exercise right
                                                        of termination.
-------------------------------------------------------------------------------------------------------------
                             Universal Refuse Removal   City Contract                   no term
-------------------------------------------------------------------------------------------------------------
Crestwood Plaza              Interstate Cleaning        written notice of termination   1/14/2000
                             Corporation
                             Maintenance
-------------------------------------------------------------------------------------------------------------

                                     S7-2

-------------------------------------------------------------------------------------------------------------
MALL                         TYPE OF CONTRACT           TERMS OF CONTRACT               EXPIRATION
-------------------------------------------------------------------------------------------------------------
                             Professional Security      may be canceled by either       1/14/2000
                             Consultants                party without cause by giving
                                                        30 day notice of cancellation
                                                        in writing.
-------------------------------------------------------------------------------------------------------------
                             Johnson Controls           30 days' written notice.        12/31/98
                             Air Conditioning
                             Maintenance
-------------------------------------------------------------------------------------------------------------
                             BioLogix Cleaning                                          8/31/98
-------------------------------------------------------------------------------------------------------------
Enfield Square               The Slanetz Corp -                                         1/31/99
                             Snow Removal
-------------------------------------------------------------------------------------------------------------
                             Interstate Cleaning        may be canceled by either       1/31/2000
                             Corporation -              party without cause by giving
                             Maintenance                30 day notice in writing.
-------------------------------------------------------------------------------------------------------------
Mid Rivers Mall              The Brickman Group         30 days' written notice         12/31/98
                             Landscape Maintenance
-------------------------------------------------------------------------------------------------------------
                             Interstate Cleaning        30 days' written notice         1/31/99
                             Corporation
                             Maintenance
-------------------------------------------------------------------------------------------------------------
                             Security                   30 days' written notice         3/14/2000
-------------------------------------------------------------------------------------------------------------
                             Parking Lot                may be canceled by either       12/31/98
                             Maintenance                party without reason with
                                                        or without cause by the giving
                                                        5 day notice of cancellation
                                                        in writing.
-------------------------------------------------------------------------------------------------------------
Northwest Plaza              ICC-Maintenance            30 day written notice of        1/31/2000
                                                        termination
-------------------------------------------------------------------------------------------------------------
                             IPC International -        month to month                  month to month
                             Security
-------------------------------------------------------------------------------------------------------------
                             Otis Elevator/Escalator    30 days' written notice         8/23/99
                             Service
-------------------------------------------------------------------------------------------------------------
                             Brickman Group             30 days' written notice         11/30/98
                             Exterior Landscaping
-------------------------------------------------------------------------------------------------------------
Plaza Bonita                 Professional Security      30 days' written notice by      1/31/2000
                             Consultants-Security       either party
-------------------------------------------------------------------------------------------------------------
                             Interstate Cleaning        may be canceled by either       9/30/99
                             Corporation -              party without cause by giving
                             Maintenance                30 day notice in writing
-------------------------------------------------------------------------------------------------------------

                                     S7-3

-------------------------------------------------------------------------------------------------------------
MALL                         TYPE OF CONTRACT           TERMS OF CONTRACT               EXPIRATION
-------------------------------------------------------------------------------------------------------------
                             Brookwood Landscape,       may be canceled by either       9/30/98
                             Inc.-Landscaping           party without cause by giving
                                                        30 day notice in writing
-------------------------------------------------------------------------------------------------------------
                             Montgomery                                                 10/31/98
                             Elevator/Escalator
                             Service
-------------------------------------------------------------------------------------------------------------
Plaza West Covina            Professional Security      Contractor shall promptly       3/7/2000
                             Consultant-Security        take all action necessary to
                                                        fully comply with the terms
                                                        within 24 hours after written
                                                        notice
-------------------------------------------------------------------------------------------------------------
                             Interstate Cleaning        30 days' written notice         6/30/99 and 6/30/2000
                             Corporation
                             Maintenance
-------------------------------------------------------------------------------------------------------------
                             Centre Scapes, Inc. -      Contractor shall promptly       5/31/99
                             Landscaping                take all action necessary to
                                                        fully comply with the terms
                                                        within 24 hours after written
                                                        notice
-------------------------------------------------------------------------------------------------------------
                             Montgomery Kone-                                           10/31/98
                             Elevator/Escalator
                             Service
-------------------------------------------------------------------------------------------------------------
University Towne Center      ISS-Maintenance            30 day written notice of        Expired
                                                        termination with 8 hours
                                                        written notice of intent to
                                                        terminate
-------------------------------------------------------------------------------------------------------------
                             IPC International-         30 day written notice of        12/31/98
                             Security                   termination with 48 hours
                                                        written notice of intent to
                                                        terminate
-------------------------------------------------------------------------------------------------------------
                             USA Waste-Trash            30 day written notice of        12/31/98
                                                        termination with 8 hours
                                                        written notice of intent to
                                                        terminate
-------------------------------------------------------------------------------------------------------------
                             Marcel's Power             30 day written notice of        2/1/99
                             Sweeping-Parking lot       termination with 48 hours
                             Maintenance                written notice
-------------------------------------------------------------------------------------------------------------

                                     S7-4

                                   Schedule 8
                                   ----------

                      Description of Crestwood Alteration
                      -----------------------------------

                                CRESTWOOD PLAZA
                                ---------------
                              Crestwood, Missouri

Summary
-------

Crestwood Plaza is a single-level regional mall located in the St. Louis suburb of Crestwood, Missouri. The center, totaling 1,019,000 s.f., is anchored by Dillard's, Famous-Barr, and Sears. The proposed redevelopment consists of an additional 27,000 s.f. of specialty stores and anticipates construction to begin in January 1999 with a scheduled completion date of October 1999.

               Project Cost:

                    Construction Cost         $4,353,304
                    Indirect Cost              2,984,893
                                              ----------

               Total Project Cost             $7,228,197
                                              ==========

               Income                         $  729,540
                                              ==========

               Yield                               10.1%

               IRR                                 14.5%

Management recommends that the Board of Directors approve the expenditure of funds to proceed with the project.

Finance

Total project cost will be funded through the existing unsecured corporate credit facility.

                                     S8-1

                                CRESTWOOD PLAZA

Property Description
--------------------

Crestwood Plaza is a one-level enclosed super regional mall located in the St. Louis suburb of Crestwood, Missouri, approximately 10 miles southwest of downtown St. Louis. The shopping center, which was acquired in 1998 has a total gross leaseable area of 1,019,000 s.f., and is anchored by Dillard's (170,000 s.f.), Sears (221,000 s.f.), and Famous-Barr (160,000 s.f.). The center has 150 specialty stores with a strong representation of upscale tenants. The site consists of 47 acres.

Redevelopment Opportunity
-------------------------

The Crestwood Plaza expansion consists of the conversion of the existing pedestrian bridge on the east side of Sears into a traditional mall and the addition of 27,000 s.f. of gross retail area. The existing bridge is narrow and tunnel like and is not architecturally harmonious with the existing mall elements.

The modifications to and the expansion of the common area will create a natural connection between the east and west sections of the mall resulting in better customer circulation through the mall, increasing its leaseability.

A development application has been submitted to the City of Crestwood for its review and approval. Planning and Zoning approval was received in June and the final Board of Alderman approval is anticipated by mid-July.

The anticipated start of construction is in January 1999 with the completion in October 1999.

                                     S8-2

                                CRESTWOOD PLAZA
                           EXPANSION OF RETAIL BRIDGE
                            ESTIMATED COST ANALYSIS


------------------------------------------
Construction Cost               $4,353,304
------------------------------------------
   Indirect Cost:
------------------------------------------
Architect & Engineering            435,330
------------------------------------------
       Predevelopment              228,635
------------------------------------------
   Municipal Contributions          74,215
------------------------------------------
   Tenant Allowances             1,242,740
------------------------------------------
   Owner's Representative           32,500
------------------------------------------
   Leasing Cost                    178,282
------------------------------------------
   Development Cost                327,250
------------------------------------------
   Loan Origination Cost           103,084
------------------------------------------
   Capitalized Interest            252,856
                                ----------
------------------------------------------
   Subtotal Indirect Cost        2,874,893
------------------------------------------
                                ----------
Total Project Cost              $7,228,197
                                ==========
------------------------------------------

                                     S8-3

                                CRESTWOOD PLAZA
                           EXPANSION OF RETAIL BRIDGE
                           INCREMENTAL PROJECT INCOME


-----------------------------------------------------------------------
                                                  Annual       Tenant
                            Sq. Ft.     $/SF     Min. Rent    Allowance
                            -------     ----     ---------    ---------
-----------------------------------------------------------------------
Retail Shops:
   New GLA                   27,428    $30.00     $822,840     $822,840
                             ------               --------     --------
-----------------------------------------------------------------------
Subtotal-Retail Shops        27,428                822,840      822,840
-----------------------------------------------------------------------
Total New Space              27,428                822,840      822,840
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Rent Loss:
-----------------------------------------------------------------------
  The Remington Store          (584)               (27,302)      58,400
-----------------------------------------------------------------------
  Claire's Accessories         (615)               (27,601)      61,600
                             ------               --------     --------
-----------------------------------------------------------------------
  Subtotal-Rent Loss         (1,199)               (54,903)     119,900
-----------------------------------------------------------------------
Total Project                26,229                767,937     $924,740
                             ======                            ========
-----------------------------------------------------------------------
Less Management Fee                       5.0%     (38,937)
                                                  --------
-----------------------------------------------------------------------
Net Incremental Project Income                    $729,540
                                                  ========
-----------------------------------------------------------------------

                  [MAP OF PROPOSED SITE PLAN HAS BEEN OMITTED.
                 AVAILABLE UPON WRITTEN REQUEST OF THE COMPANY]

                                     S8-4

                                   Schedule 9
                                   ----------

                              Specified Agreements
                              --------------------


OAKRIDGE MALL

     None

PARKWAY PLAZA

     None

HORTON PLAZA

     1. Second Amended Disposition and Development Agreement dated 11/2/81 between the Redevelopment Agency of the City of San Diego and Ernest W. Hahn, Inc. (predecessor in interest to Borrower), all subsequent amendments and supplements thereto and various Implementation Agreements related thereto.

     2. Payment Agreement dated October 18, 1982 between the Redevelopment Agency of the City of San Diego and EWH 1979 Development Company, L.P. (predecessor in interest to Borrower), as amended 12/18/87, 6/10/93 and 11/21/95.

FOX HILLS MALL

     1. Participation Agreement dated 8/19/96 between H, B-H Associates (predecessor in interest to Borrower), Culver City Redevelopment Agency and Broadway Stores, Inc. (now Macy's).

     2. Participation Agreement dated 12/19/96 between H, B-H Associates (predecessor in interest to Borrower) and Culver City Redevelopment Agency.

     3. Disposition and Development Agreement (Slauson-Sepulveda Redevelopment Project) dated 6/26/72 between Culver City Redevelopment Agency and
        H, B-H Associates (predecessor in interest to Borrower) and all subsequent amendments and supplements thereto.

                                     S9-1

                                  Schedule 10
                                  -----------

                                Other Properties
                                ----------------


     1. North West Plaza:   St. Maryland Heights, St. Louis County, Missouri

     1. Crestwood Plaza:    Crestwood, St. Louis County, Missouri

     1. Enfield Square:     Enfield, Hartford County, Connecticut

     1. Plaza Bonita:       National City, San Diego County, California

     1. Plaza West Covina:  West Covina, Los Angeles County, California

     1. Mid Rivers Mall:    St. Peters, St. Charles County, Missouri

     1. West Park Mall:     Cape Girardeau, Cape Girardeau County, Missouri

     1. Los Cerritos Mall:  Los Cerritos, Los Angeles County, California

     1. Capital Mall:       Olympia, Thurston County, Washington

                                     S10-1

                                  Schedule 11
                                  -----------

                             Undelivered Documents
                             ---------------------


A.   Fox Hills Mall

     Assignment of Lease dated December 31, 1975 from The May Department Stores Company to Jack G. Weinstock and Esther Weinstock, Trustee under the Trust Agreement dated April 22, 1971.

B.   Parkway Plaza

     Supplemental Agreement dated July 24, 1994 (re:  J.C. Penney).

C.   Oakridge Mall

     1.   Sears
          -----
          a. Documentation adding Marshall Field to REA.
          b. Assignment of Lease dated October 15, 1977 from Ernest W. Hahn, Inc. to Oakridge Associates.
          c. Letter Agreement dated May 15, 1982 from Oakridge Associates to Montgomery Ward.

     2.   Montgomery Ward
          ---------------
          a. Assignment of Lease dated February 1, 1973 from Montgomery Ward Development Corporation to Sanward Associates.
          b. Consent and Assumption Agreement dated December 31, 1973 between
             Pearlblossom Development Corporation and Ernest W. Hahn, Inc.
          c. Assignment dated November 23, 1977 from Ernest W. Hahn, Inc. to
             Oakridge Associates.
          d. Letter Agreement dated June 24, 1986 from Ernest W. Hahn, Inc. to Montgomery Ward.

                                     S11-1

                                  Schedule 12
                                  -----------

            Oakridge Option Agreement and Subordinate Deed of Trust
            -------------------------------------------------------


1. Option Agreement dated 3/19/91 between William J. Mabie and Inez E. Mabie, as Co-Trustees of the Mabie Revocable Trust, William J. Mabie, as Trustee of the Trust of Herbert F. Mabie, deceased, as Lessor, and Oakridge Associates (predecessor in interest to Borrower), as Lessee.

2. Deed of Trust dated 3/19/91 made by Oakridge Associates (predecessor in interest to Borrower), as trustor, to Commonwealth Land Title Insurance Company, as trustee for the benefit William J. Mabie, and individual, Inez
     E. Mabie, an individual, as trustees of the Mabie Revocable Trust under Agreement dated 11/13/87, William J. Mabie as trustee of the Trust created by the Will of Herbert F. Mabie, deceased, as beneficiary, recorded in Book L647, page 0212, Official Records, Santa Clara County, California.

                                     S12-1

                                   EXHIBIT A
                                   ---------

                              ASSUMPTION AGREEMENT


          This Assumption Agreement (this "Agreement") is made as of this ____ day of __________, ____, by _______________, a __________ limited __________, having an address at ____________________("Assumption Borrower").

                                    RECITALS

          WHEREAS, The Capital Company of America LLC, a Delaware limited liability company ("Lender"), Fox Hills Mall LLC, a Delaware limited liability company, Horton Plaza LLC, a Delaware limited liability company, Parkway Plaza LLC, a Delaware limited liability company and Oakridge Mall LLC, a Delaware limited liability company (each, an "Individual Initial Borrower" and collectively, the "Initial Borrowers") entered into that certain Loan Agreement dated as of October __, 1998 (the "Loan Agreement") with respect to a series of loans to be made by Lender, subject to the terms and conditions contained therein, in the aggregate maximum amount of up to $850,000,000 to each of the Individual Initial Borrowers and each of the persons that becomes a "Borrower" under the Loan Agreement pursuant to Section 2.1.2 of the Loan Agreement; and

          WHEREAS, Assumption Borrower desires to become a Borrower pursuant to
Section 2.1.2 of the Loan Agreement.

          NOW THEREFORE, in consideration of the foregoing and the loan be made by Lender to Assumption Borrower, the receipt and sufficiency of which is hereby acknowledged, and in furtherance of the terms of the Loan Agreement, Assumption Borrower hereby acknowledges and agrees as follows:

     1. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Assumption Borrower hereby (a) makes all of the representations, warranties and covenants applicable to a Borrower under the Loan Agreement and
(b) assumes and agrees to be bound by all of the obligations, terms and conditions of the Loan Agreement applicable to a Borrower thereunder. Without limiting the foregoing, Assumption Borrower agrees that it shall be primarily liable for its Allocable Share of the Obligations.

     3. All the terms and conditions of the Loan Agreement are incorporated herein by reference as if all such terms and conditions were set forth herein.

     4. Assumption Borrower hereby agrees to execute and deliver such other instruments as Lender may reasonably request from time to time to confirm its joinder in and assumption of all of its obligations under the Loan Agreement.

     5. This Agreement may be relied upon by, shall run to the benefit of and may be enforced by Lender and its successors and assigns

     6. This Agreement shall be governed by the laws of the State of New York applicable to agreements executed and to be performed in New York.

     7. This Agreement cannot be modified, changed, or discharged except by an agreement in writing signed by Assumption Borrower and Lender.


                       [Signatures on the following page]

          IN WITNESS WHEREOF the undersigned has caused this Assumption Agreement to be duly executed by its duly authorized representatives as of the day and year first above written.

                            ASSUMPTION BORROWER:



                                                        , a
                            ----------------------------    ---------------

                            By:                                   , Inc., a
                                ----------------------------------
                                                           corporation, its
                                --------------------------

                                --------------------------


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:


ACKNOWLEDGED AND ACCEPTED:

THE CAPITAL COMPANY OF AMERICA LLC


By:
    ------------------------------
    Name:
    Title:

                                  EXHIBIT B-1
                                  -----------

                   Form of Manager Consent and Subordination
                              (Westfield Manager)


                      MANAGER'S CONSENT AND SUBORDINATION
                             OF MANAGEMENT AGREEMENT
                      -----------------------------------


      THIS MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this "Agreement"), dated as of _________________, 1998, is executed by the
----------
undersigned, ______________________, a _____________________ ("Manager"), as an
inducement to The Capital Company of America LLC, a Delaware limited liability company (together with its successors and assigns, the "Lender"), to make loans to ________________, a ___________ limited __________ ("Borrower") and certain affiliates of Borrower (each a Borrower, and collectively, the "Borrowers") in an aggregate principal amount not to exceed $850,000,000 (the "Loans") pursuant to that certain Loan Agreement dated as of October __, 1998 (the "Loan Agreement"), in connection with various properties, including the property owned by Borrower known as ___________ (the "Property").

          1.   Definitions.  All capitalized terms not defined herein shall have
               -----------
the meanings ascribed thereto in the Loan Agreement.

          2.   Manager's Representations.  Manager warrants and represents to
               -------------------------
Lender, as of the date hereof, that the following are true and correct:

          a. That Manager has agreed to act as manager of the Property pursuant to that certain management agreement, between Borrower and Manager, which agreement is described on Exhibit A attached
                                                            ---------
               hereto and made a part hereof, and has not been amended, modified or supplemented except as set forth on said Exhibit A (the
                                                           ---------
               "Management Agreement").
                --------------------

          b. That the entire agreement between Manager and Borrower for the management of the Property is evidenced by the Management Agreement.

          c. That the Management Agreement constitutes the valid and binding agreement of Manager, enforceable in accordance with its terms, and Manager has full authority under all state or local laws and regulations, to perform all of its obligations under said Management Agreement.

          d. That neither Borrower not Manager is in default in the performance of any of its obligations under the Management Agreement.

                                     B1-1

          e.   That Manager has received and reviewed a copy of the Loan
               Agreement.

          3.   Manager's Agreements.  Manager hereby consents to and agrees to
               --------------------
each and every one of the following covenants and agreements for the benefit of Lender and as a condition to Lender's making the Loans:

          a.   No termination of Management Agreement.  Manager shall not
               --------------------------------------
terminate the Management Agreement without first obtaining Lender's written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Manager shall have the right to terminate the Management Agreement of default by Borrower with respect to non-payment of the management fee due thereunder by giving Lender thirty (30) days prior written notice of such termination. In the event Lender shall cure such non-payment default in the aforesaid thirty (30) day period, then any such termination notice shall be of no further force or effect.

          b.   Subordination of Management Agreement to Lien of Mortgages.  Any
               -----------------------------------------------------------
and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialman's liens under applicable law) owned, claimed or held, or to be owned, claimed or held, by Manager in and to the Property, other than rights of Manager to receive payment of the basic management fee and all other amounts payable under the Management Agreement for periods prior to the termination thereof, are and shall be, and are hereby made, in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment of the Debt and including, without limitation, those created under and by virtue of the Mortgages.

          c.   Lender's Right to Terminate.  Upon the occurrence of an Event of
               ----------------------------
Default under the Note, the Loan Agreement or any of the other Loan Documents (each, an "Operative Event"), Manager shall, at the request of Lender, continue performance, subject to Paragraph 3(d) hereof, on behalf of Lender, of all of Manager's obligations under the terms of the Management Agreement with respect to the Property, provided that Lender gives Manager the notice provided for in Paragraph 3(i) hereof and Lender (or Borrower) performs or causes to be performed the obligations of Borrower to Manager under the Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice. Notwithstanding anything contained in the Management Agreement to the contrary, Lender, or Borrower at Lender's direction pursuant to the Loan Documents, shall have the right to terminate the Management Agreement upon, or at any time after, Lender or any third party acquires the Property, whether by foreclosure, deed-in-lieu of foreclosure or otherwise, by giving Manager thirty (30) day prior written notice of such termination, in which event Manager shall resign as manager of the Property effective upon the end of such thirty (30) day period. Manager agrees not to look to Lender for payment of any accrued by unpaid fees relating to the Property accruing from and after the effective date of such termination.

                                     B1-2

          d.   Cooperation with Management Consultant.  If, pursuant to the Loan
               --------------------------------------
Agreement, Borrower retains a Management Consultant, Manager shall cooperate with the Management Consultant to enable the Management Consultant to perform its responsibilities as described in the Loan Agreement.

          e.   No Amendments to Management Agreement.  Manager will not amend or
               -------------------------------------
modify the Management Agreement in any manner which would (i) materially and adversely affect the management, operation or value of the Property, or (ii) increase the base management fee payable thereunder, without the prior written consent of Lender which consent shall not be unreasonably withheld, delayed or conditioned. In the event Manager fails to secure such approval, the Management Agreement shall, for the purposes of Manager's obligations to Lender pursuant to this Agreement, including Manager's obligation aforesaid to continue performance thereunder for Lender's benefit pursuant to the terms of this Agreement, be deemed not to have been modified by such amendment.

          f.   Delivery of Rent Roll and Service Contracts.  Within twenty (20)
               --------------------------------------------
Business Days after Lender's request therefor, but not more than once in any calendar quarter, and only to the extent not furnished by Borrower, Manager shall furnish to Lender a current rent roll of all tenants of the Property, including a list of which tenants are in default under their respective leases, and a schedule of all other entities with whom Manager has entered into leases, contracts or other agreements relating to the Property, together with copies of all such leases, contracts or agreements.

          g.   Further Assurances.  Manager further agrees, without cost to
               ------------------
Manager, to (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (ii) on request from Lender, and only to the extent not furnished by Borrower, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement, and (iii) at reasonable times, and upon reasonable advance notice, cooperate with Lender's representative or agent in any inspection of the Property.

          h.   Assignment of Rents and Leases.  Manager acknowledges that, in
               --------------------------------
connection with the Loan, Borrower has executed and delivered to Lender an Assignment of Rents and Leases, dated as of the date hereof, assigning to Lender, among other things, all of Borrower's right, title and interest in and to all of the leases now or hereafter affecting the Property, including any of Borrower's rights in the security deposits thereunder (to the extent permitted by applicable law). Manager hereby agrees that upon receipt of written notice from Lender that a Cash Management Event has occurred under the Loan Agreement and that Lender has accelerated the indebtedness secured thereby, Manager shall, upon receipt of Lender's notification therefor, thenceforth deliver to Lender, for application in accordance with the terms and conditions of the Loan Agreement and the other Loan documents, all proceeds relating to the Property then being held by Manager and all rents, security deposits (upon compliance with any requirements of applicable law with respect thereto and provided that the same shall not be applied against the principal balance of the Loans except to the extent required by applicable law

                                     B1-3
but shall be held and applied in accordance with the applicable leases) and other proceeds received from the after the date thereof from any and all tenants or other parties occupying or using any portion of the Property.

          i.   No Joint Venture.  Lender has not obligation to Manager with
               ----------------
respect to the Debt and Manager shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.

          j.   Lender Not Obligated Under Management Agreement.  Manager further
               -----------------------------------------------
agrees that, except as hereinafter set forth, nothing herein shall impose upon Lender any obligation for payment or performance in favor of Manager. In the event that Lender notifies Manager in writing after an Operative Event that Lender has elected to assert the rights of Borrower under the Management Agreement, Lender shall pay Manager the sums due Manager under the terms of the Management Agreement (subject to and in accordance with the terms of the Management Agreement and this Agreement) for the period commencing on the effective date of Lender's notice to Manager and ending on the expiration date or earlier termination of the Management Agreement.

          k.   Lender's Reliance on Representations.  Manager has executed this
               ------------------------------------
Agreement for the purpose of inducing the Lender to make the Loans in accordance with the Loan Agreement and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained when making the Loans, and that but for this instrument and the representations, warranties and agreements herein contained, the Lender would not take such actions.

          l.   Governed by Loan Documents.  Manager agrees that until such time
               ----------------------------
as the Debt has been repaid in full, the terms and provisions of this Agreement and the Note, the Loan Agreement and the other Loan Documents shall be superior to the terms and provisions of the Management Agreement with respect to the payment of any management fees thereunder (other than with respect to payment of management fees and other amounts payable under the Management Agreement for any periods prior to the termination thereof) and termination of the Management Agreement, and to the extent there are any inconsistencies between the Management Agreement and this Agreement and the Loan Documents with respect to such terms and provisions, the terms, provisions and conditions in this Agreement and the Loan Documents shall govern in all respects.

          4.   Borrower Consent.  Borrower has joined herein to evidence its
               ----------------
consent to all the agreements of Manager contained in this Agreement.

          5.   Severability.  Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision

                                     B1-4
of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          6.   Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original and all of which shall collectively constitute but one and the same instrument.

          7.   Assignment. Lender shall have the right to transfer, sell and
               ----------
assign its interest in this Agreement to any Person. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender.

          8.   Notices.  Any notice, election, request, communication or demand
               -------
which is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to Manager at 11601 Wilshire Boulevard, 12/th/ Floor, Los Angeles, California 90025, Attention: Mark Stefanek, Chief Financial Officer, with copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, Attention:
Barry Mills, Esq., and to Lender at Two World Financial Center, Building B, New York, New York 10281, Attention: Barry Funt, with copies to Capital America Client Services, 600 East Las Conlinas Boulevard, Suite 1300, Irving, Texas 75039, Attention: Legal Department and Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention Stephen Gliatta, Esq., or at such other address as shall be designated from time to time by Manager or Lender by notice given in accordance with the provisions of this Section 8. Any such notice or demand given hereunder shall be effective upon delivery or three
(3) days after mailing aforesaid. All notices, elections, requests, communications and demands required or permitted hereunder shall be in the English language.

          9.   Non-Recourse.  Anything contained in this Agreement to the
               ------------
contrary notwithstanding (except as provided below), Lender's recourse with respect to any claims arising under or in connection with this Agreement shall be limited solely to the interest of Manager in the Management Agreement, and none of (i) Manager or any of its Affiliates, (ii) any Persons who presently or in the future own any direct ownership interest in Manager or any successor of Manager (each a "Direct Beneficial Owner") or any affiliate thereof, (iii) any Person owning, directly or indirectly, any legal or beneficial interest in Manager or any Direct Beneficial Owner of any Affiliate thereof, or (iv) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, nominee, Affiliate or director of any Person described in clauses (i) through (iii) above shall be personally liable for the performance of any obligation hereunder or the payment of any amount due hereunder, provided, however, that the foregoing limitation on the personal
           --------  -------
liability of the Persons described in clauses (i) through (iv) above shall not impair the validity of this Agreement or the right of Lender to enforce any of its rights or remedies hereunder or under any of the other Loan Documents upon the occurrence of a Cash

                                     B1-5

Management Event as provided in this Agreement. Nothing contained herein shall release, impair or otherwise affect any right, remedy or recourse Lender may have against Manager or Borrower with respect to (a) any fraud or bad faith or any material and intentional misrepresentation by Manager or its Affiliates made in connection with the transactions contemplated hereby, (b) bad faith waste by Manager, (c) any misapplication of Rents following and during the continuance of an Operative Event, or (d) any misapplication of proceeds of any insurance policies required to be maintained by Borrower or Manager.


                  [Remainder of Page Intentionally Left Blank]


                                     B1-6

      IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the day and year first above written.

          MANAGER:

          ___________________________________, a

          _________________

          By:  ______________________________, a

               _____________, its ______________

               By:  ____________________________
                    Name:
                    Title:


          BORROWER:

          ___________________________________, a Delaware
          limited partnership

          By:  ______________________________, a Delaware
               corporation, its general partner

               By:  ____________________________
                    Name:
                    Title:

                                     B1-7

                                   Exhibit A

                             Management Agreement
                             --------------------


                                     B1-8

                                  EXHIBIT B-2
                                  -----------

                   Form of Manager Consent and Subordination
                        (Manager other than Westfield)


                     CONSENT AND SUBORDINATION OF MANAGER



                          ____________________, 199___



The Capital Company of America LLC
Two World Financial Center
Building B
New York, New York 10281

Ladies and Gentlemen:

   Reference is made to (i) that certain Management Agreement (the "Management Agree ment"), dated as of ______________, between _____________________ (the
"Borrower") and the undersigned (the "Manager") with respect to the property known as ________________ and located in the City of _______________,
_____________ County, ___________ (the "Property"), and (ii) that certain Loan Agreement (the "Loan Agreement") dated as of _________, 199__, between the Borrower and The Capital Company of America LLC (together with its successors and assigns, the "Lender"). Any capitalized terms used herein but not defined herein shall have the same meanings as are ascribed to them in the Loan Agreement.

   The Manager acknowledges and understands that delivery of this letter to you is a condition to the Lender making a certain loan to the Borrower pursuant to the Loan Agreement in the original principal amount of up to $______________ (the "Loan").

   The Borrower and the Manager hereby agree as follows:

   1. The Management Agreement is and shall be subject and subordinate in all respects to (i) the Mortgage (and to the lien of the Mortgage), (ii) the Loan Documents, and (iii) any and all modifications, amendments, renewals and/or substitutions of the Mortgage and/or any of the other Loan Documents. This paragraph 1 shall be self-operative and no further instrument of subordination shall be required. If requested, however, the Borrower and/or the Manager shall execute

                                     B2-1
and deliver such further instruments as the Lender may deem reasonably necessary to effectuate this subordination.

   2. If there shall have occurred and be continuing an Event of Default and the Lender shall have obtained (i) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise and/or (ii) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee, the Manager shall, if and to the extent requested in writing by the Lender, continue performance under the Management Agreement in accordance with the terms thereof so long as the Manager is paid compensation thereafter accruing under the Management Agreement. The Borrower and the Manager understand, however, that nothing contained herein, in the Mortgage or in any of the other Loan Documents shall be construed to obligate the Lender to perform or discharge any of the Borrower's obligations, duties or liabilities under the Management Agreement.

   3. Upon the occurrence of any default by the Borrower under the terms of the Management Agreement, the Manager shall, promptly upon becoming aware thereof, provide the Lender with notice in writing thereof, and after receipt of said notice, the Lender shall have the same time period within which to cure said defaults as the Borrower has under the Management Agreement although the Borrower and the Manager understand that the Lender shall not have any obligation to do so. Notwithstanding the foregoing, the failure by the Manager to notify the Lender of a default under the Management Agreement shall not be deemed to constitute a waiver by the Manager of such default. Furthermore, the Borrower and the Manager agree that the Lender may terminate the Management Agreement (i) in accordance with Section 5.14 of the Loan Agreement or in the event of the Manager's gross negligence, malfeasance or willful misconduct/1/, or (ii) by giving five days' notice to the Manager upon the Lender (or a successor owner, as the case may be) obtaining (A) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise, and/or (B) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee. If the Lender elects to terminate the Management Agreement in accordance with this Paragraph 3, the Borrower and the Manager understand and agree that the Manager shall look solely to the Borrower for any and all fees, charges or other sums payable to the Manager under the Management Agreement. If the Management Agreement shall be so terminated by the Lender, the Manager agrees to cooperate with the Lender to ensure a smooth transition to the new property manager.

   4. The Manager hereby confirms that (i) the term of the Management Agreement shall expire on or before the Optional Prepayment Date, and (ii) if the Debt has not been repaid in full on or before the Optional Prepayment Date, the term of the Management Agreement may only be

---------------------------

     /1/ The Management Agreement must permit the Borrower to terminate the Management Agreement in the event of the Manager's gross negligence, malfeasance or willful misconduct.

                                     B2-2
renewed or extended beyond the Optional Prepayment Date with the prior written approval of the Servicer./2/

   5. This letter shall inure to the benefit of the Lender and its successors and assigns, including the trustee in a Secondary Market Transaction. In the event of any inconsistency or conflict with the provisions of this letter and the provisions of the Management Agreement, the provisions of this letter shall control.

   6. The Manager agrees that it shall not change, amend, modify or terminate the Management Agreement without the Lender's prior written approval in each instance, which approval may be given or denied by the Lender in its sole discretion. If the Manager does so amend, modify or terminate the Management Agreement without the Lender's prior written approval, such amendment, modification or termination shall be void ab initio.

   7. This letter shall be governed by, and construed in accordance with, the law of the State of New York.

   8. Without limiting the generality of any other provisions contained herein or in the other Loan Documents, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law or in equity.

   9. The Manager represents and warrants to the Lender that as of the date hereof (i) the Management Agreement is in full force and effect and has not been amended, modified, assigned, terminated or supplemented, (ii) the Manager is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, and (iii) to the best of Manager's knowledge, the Borrower is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default.

---------------------------

     /2/ The Management Agreement must expire on or before the Optional Prepayment Date and may not be renewed or extended without the prior written approval of the Servicer.

                                     B2-3

   10. This letter may not be amended, modified, terminated or supplemented without the written approval of each of the Manager, the Borrower and the Lender.


                    Very truly yours,

                    [MANAGER]


                    By:  _____________________________
                         Name:
                         Title:



AGREED AND CONSENTED
TO AS OF ___________________, 199__

[BORROWER]

By:  ______________________, its ________

   By:  ______________________
      Name:
      Title:

                                     B2-4

                                   EXHIBIT C
                                   ---------

         Form of Subordination, Nondisturbance and Attornment Agreement

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT



   This Non-Disturbance and Attornment Agreement (this Agreement), made as of _________, 199__, by and between THE CAPITAL COMPANY OF AMERICA LLC, a limited liability company organized under the laws of Delaware and having an address at Two World Financial Center, New York, New York 10281 (the Lender) and _______________________, a __________________, having an address at
_______________________ (the Tenant);


                             W I T N E S S E T H :
                             - - - - - - - - - -

   WHEREAS, by a lease (as the same may be amended from time to time, the Lease) dated _______________, 19__, between __________________________ (the Landlord), as landlord, and Tenant, as tenant, the Landlord leased to Tenant a certain portion of the building known as and located at _____________________, being more fully described in said Lease (the Premises);

   WHEREAS, the Landlord has executed and delivered to the Lender a mortgage note in the original principal amount of ______________ ($________) Dollars, which note is secured by, among other things, a mortgage or deed of trust (which mortgage or deed of trust, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders, restatements and consolidations thereof and all re-advances thereunder and additions thereto is referred to as the Mortgage) encumbering certain land being more particularly described in Schedule A attached hereto (the Land), together with the buildings and other improvements located or to be located thereon (such buildings and other improvements and the Land, collectively, the Mortgaged Property) including, without limitation, the Premises.

   NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein, have agreed and hereby agree as follows:

      1. The Lease, as the same may hereafter be modified, amended or extended, is and shall be subject and subordinate in each and every respect to the Mortgage, to all renewals, modifications, replacement and extensions thereof, to all terms, conditions and provisions thereof and to each and every advance heretofore made or hereafter made under the Mortgage.

      2. The Lender agrees that if any action or proceeding is commenced by the Lender for the foreclosure of the Mortgage or the sale of the Mortgaged Property, the Tenant shall not be named as a party therein (unless required by law), and the sale of the Mortgaged Property in any such action or proceeding and the exercise by the Lender of any of its other rights under the Mortgage, or under the note secured by the Mortgage, shall be made subject to all rights of the Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding and at the time of any such sale or exercise of any such other rights, the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on the Tenant's part to be observed or performed.

      3. The Tenant shall concurrently give the Lender copies of all notices and other communications given by the Tenant to the Landlord relating to (i) defaults or alleged defaults on the part of the Landlord or the Tenant under the Lease, (ii) any violations of any ordinances, statutes, laws, rules, codes, regulations or requirements of any governmental agency, and (iii) any assignment or subletting of all or any portion of the Premises.

      4. In the event of any act or omission by the Landlord which would give the Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, the Tenant will not exercise any such right (i) until it has sent written notice of such act or omission to the Lender as provided herein, and (ii) unless the Lender shall have failed within sixty (60) days after receipt of such notice to cure such default or, if such default is not reasonably susceptible of cure within such sixty (60) days, the Lender shall not have commenced the cure of such default within sixty
(60) days of receipt of such notice and thereafter diligently pursued such action.

      5. In the event that the interest of the Landlord is transferred by reason of, or assigned in lieu of foreclosure or other proceedings for enforcement of the Mortgage, then, subject to the provisions of this Agreement, the Lease shall nevertheless continue in full force and effect and, upon the written request of the Lender, the Tenant shall attorn to the Lender and shall recognize the Lender as its landlord. Although the foregoing provision shall be self-operative, in order to confirm such attornment, upon the request of the Lender, the Tenant shall execute and deliver to the Lender (i) an agreement of attornment in form and content reasonably satisfactory to the Lender, at the Tenant's sole cost and expense, confirming the foregoing attornment and agreeing to perform all the terms, covenants and conditions of the Lease on the Tenant's part to be performed for the benefit of such Lender with the same force and effect as if such Lender were the Landlord originally named in this Lease or
(ii) a new lease with the Lender, as landlord, for the remaining term of the Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. Nothing herein contained shall be construed however, to obligate the Lender to cure any default by the Landlord under the Lease occurring prior to any date on which the Lender shall succeed to the rights of the Landlord, it being expressly agreed that under no circumstances shall the Lender be obligated to remedy any such default.

      6. If the Lender shall succeed to the interest of the Landlord, the Lender shall have no personal liability as successor to the Landlord, and the Tenant shall look only to the estate and property of the Lender in the Mortgaged Property or the proceeds therefor for the satisfaction of the Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by the Lender as landlord under the Lease. In addition, the Lender as holder of the Mortgage or as landlord under the Lease if it succeeds to that position, shall in no event (i) be liable to the Tenant for any act or omission of any prior landlord, (ii) be subject to any offset or defense which the Tenant might have against any prior landlord, (iii) be liable to the Tenant for any liability or obligation of any prior landlord occurring prior to the date that the Lender or any subsequent owner acquires title to the Premises, or (iv) be liable to the Tenant for any security or other deposits given to secure the performance of the Tenant's obligations under the Lease, except to the extent that the Lender shall have acknowledged actual receipt of such security or other deposits in writing. No other property or assets of the Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Tenant's remedies under or with respect to the Lease, the relationship of the landlord and the tenant thereunder or the Tenant's use or occupancy of the Premises.

      7. All notices and other communications hereunder shall be sent by certified or registered mail (postage prepaid, return receipt requested) to the Lender at the address set forth above, Attention: ________________________, or to the Tenant at the address set forth in the Lease, or to such other address or person as may be specified in a notice sent in accordance with the provisions of this Section 7, and shall be deemed given when received at the addresses specified above.

      8. No prepayment of rent or additional rent due under the Lease of more than one month in advance shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless consented to by the Lender, and from and after the date hereof, no amendment, modification, surrender or cancellation of the Lease shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless such amendment, modification, surrender or cancellation is done in compliance with the terms of the Mortgage.

      9. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein, the term Tenant shall mean and include the present tenant under the Lease, any permitted subtenant under the Lease, any permitted assignee of the Lease and any successor of any of them. The term Lender as used herein shall include the holder of the Mortgage, the successors and assigns of the Lender, and any person, party or entity which shall become the owner of the Mortgaged Property by reason of a foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or other proceedings for enforcement of the Mortgage or otherwise. The term Landlord as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease.

      10. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

      [11. This Agreement satisfies the condition to the subordination of the Lease to the Mortgage set forth in Section ___ of the Lease with respect to the execution and delivery of ______.]

      12. This Agreement shall be governed by and construed in accordance with the laws of the State of _________.

      13. Both the Tenant and the Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to the Lease or this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


               THE CAPITAL COMPANY OF AMERICA LLC

               By:  __________________________________
                    Name:
                    Title:


               [TENANT]

               By:  __________________________________
                    Name:
                    Title:

STATE OF NEW YORK   )
               )  ss.:
COUNTY OF NEW YORK  )


      On the ____ day of _____________ 199_, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________ that he is a _____________ of
Capital Company of America LLC, the limited liability company described in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said company.



                         ________________________________
                         Notary Public



STATE OF NEW YORK   )
               )  ss.:
COUNTY OF NEW YORK  )


      On the _____ day of ___________ 199_, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________ that he is a _________________ of _______________________, the _____________________ describe in and which executed the foregoing instrument, and that he signed his name thereto by order of the board of directors of said corporation.



                         ________________________________
                         Notary Public

                                   EXHIBIT D
                                   ---------

                           Form of Notice to Tenants

                         [BORROWER'S NAME AND ADDRESS]

                                           , 1998
                              -------------


[Name and Address of Tenant]

          Re:  Lease of Stores at
                                 (the "Center")
                                 --------------


Ladies and Gentlemen:

          The undersigned is the Owner of the Center and the landlord under your lease of a store at the Center (your "Lease").

          By this letter, you are hereby directed (1) to make all checks, in payment of rent and other sums due to the landlord under your Lease, payable to the order of [applicable Clearing Bank], and (2) to deliver such checks or otherwise make such payments to the following address:

                      [Name and Address of Clearing Bank]

          The foregoing direction is irrevocable, except with the written consent of our mortgagee, The Capital Company of America LLC (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than The Capital Company of America LLC (or its successors or assigns)). Thank you for your cooperation.

                                     Very truly yours,

                                     [BORROWER}

                                     By:
                                         -----------------------------
                                         Name:
                                         Title: